Execution Version 140690.01137/129252919v.2 LOAN AND SECURITY AGREEMENT Dated as of August 5, 2022 among SIENA LENDING GROUP LLC, as Lender, INSEEGO WIRELESS, INC., and INSEEGO NORTH AMERICA LLC as Borrowers, and INSEEGO CORP., as Guarantor

Loan and Security Agreement -i- 140690.01137/129252919v.2 TABLE OF CONTENTS Page 1. LOANS AND LETTERS OF CREDIT. ...........................................................................1 1.1 Amount of Loans / Letters of Credit ........................................................................1 1.2 Reserves re Revolving Loans / Letters of Credit ........................................................1 1.3 Protective Advances .............................................................................................1 1.4 Notice of Borrowing; Manner of Revolving Loan Borrowing ......................................2 1.5 Other Provisions Applicable to Letters of Credit .......................................................2 1.6 Conditions of Making the Loans and Issuing Letters of Credit.....................................3 1.7 Repayments.........................................................................................................4 1.8 Prepayments / Voluntary Termination / Application of Prepayments ............................4 1.9 Obligations Unconditional .....................................................................................5 1.10 Reversal of Payments............................................................................................6 2. INTEREST AND FEES; LOAN ACCOUNT....................................................................6 2.1 Interest ...............................................................................................................6 2.2 Fees ...................................................................................................................8 2.3 Computation of Interest and Fees ............................................................................8 2.4 Loan Account; Monthly Accountings ......................................................................8 2.5 Further Obligations; Maximum Lawful Rate.............................................................9 3. SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES. .............................................................................................................9 3.1 Grant of Security Interest.......................................................................................9 3.2 Possessory Collateral .......................................................................................... 10 3.3 Further Assurances ............................................................................................. 10 3.4 UCC Financing Statements .................................................................................. 11 4. CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS. .................................................................................................... 12 4.1 Lock Boxes and Blocked Accounts ....................................................................... 12 4.2 Application of Payments ..................................................................................... 12 4.3 Notification; Verification..................................................................................... 13 4.4 Power of Attorney .............................................................................................. 13 4.5 Disputes............................................................................................................ 14 4.6 Inventory .......................................................................................................... 15 4.7 Access to Collateral, Books and Records ............................................................... 15 4.8 Appraisals ......................................................................................................... 15 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. ........................................ 16 5.1 Existence and Authority ...................................................................................... 16 5.2 Names; Trade Names and Styles ........................................................................... 17 5.3 Title to Collateral; Third Party Locations; Permitted Liens........................................ 17 5.4 Accounts, Chattel Paper and Inventory .................................................................. 17 5.5 Electronic Chattel Paper ...................................................................................... 18 5.6 Capitalization; Investment Property....................................................................... 18 5.7 Commercial Tort Claims ..................................................................................... 19

Loan and Security Agreement -ii- 140690.01137/129252919v.2 5.8 Jurisdiction of Organization; Location of Collateral ................................................. 20 5.9 Financial Statements and Reports; Solvency ........................................................... 20 5.10 Tax Returns and Payments; Pension Contributions .................................................. 20 5.11 Compliance with Laws; Intellectual Property; Licenses ............................................ 21 5.12 Litigation .......................................................................................................... 23 5.13 Use of Proceeds ................................................................................................. 23 5.14 Insurance .......................................................................................................... 23 5.15 Financial, Collateral and Other Reporting / Notices ................................................. 24 5.16 Litigation Cooperation ........................................................................................ 25 5.17 Maintenance of Collateral, Etc.............................................................................. 26 5.18 Material Contracts .............................................................................................. 26 5.19 No Default ........................................................................................................ 26 5.20 No Material Adverse Change ............................................................................... 26 5.21 Full Disclosure................................................................................................... 26 5.22 Sensitive Payments ............................................................................................. 26 5.23 Parent ............................................................................................................... 26 5.24 Convertible Notes............................................................................................... 26 5.25 Negative Covenants ............................................................................................ 27 5.26 Financial Covenants ........................................................................................... 30 5.27 Employee and Labor Matters ............................................................................... 30 5.28 Post-Closing Matters........................................................................................... 30 6. LIMITATION OF LIABILITY AND INDEMNITY. ...................................................... 31 6.1 Limitation of Liability......................................................................................... 31 6.2 Indemnity/Currency Indemnity ............................................................................. 31 7. EVENTS OF DEFAULT AND REMEDIES. .................................................................. 32 7.1 Events of Default ............................................................................................... 32 7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc. .......................... 34 7.3 Remedies with Respect to Collateral ..................................................................... 34 7.4 Equity Cure Right .............................................................................................. 38 8. LOAN GUARANTY. ................................................................................................... 39 8.1 Guaranty ........................................................................................................... 39 8.2 Guaranty of Payment .......................................................................................... 39 8.3 No Discharge or Diminishment of Loan Guaranty ................................................... 39 8.4 Defenses Waived ............................................................................................... 40 8.5 Rights of Subrogation ......................................................................................... 40 8.6 Reinstatement; Stay of Acceleration ...................................................................... 41 8.7 Information ....................................................................................................... 41 8.8 Termination....................................................................................................... 41 8.9 Maximum Liability............................................................................................. 41 8.10 Contribution ...................................................................................................... 42 8.11 Liability Cumulative ........................................................................................... 42 9. PAYMENTS FREE OF TAXES; OBLIGATION TO WITHHOLD; PAYMENTS ON ACCOUNT OF TAXES.......................................................................................... 42 9.1 Taxes................................................................................................................ 42 10. GENERAL PROVISIONS. ........................................................................................... 45 10.1 Notices ............................................................................................................. 45

Loan and Security Agreement -iii- 140690.01137/129252919v.2 10.2 Severability ....................................................................................................... 47 10.3 Integration......................................................................................................... 47 10.4 Waivers ............................................................................................................ 48 10.5 Amendment....................................................................................................... 48 10.6 Time of Essence................................................................................................. 48 10.7 Expenses, Fee and Costs Reimbursement ............................................................... 48 10.8 Benefit of Agreement; Assignability; Servicer ........................................................ 49 10.9 Recordation of Assignment .................................................................................. 49 10.10 Participations..................................................................................................... 49 10.11 Headings; Construction ....................................................................................... 50 10.12 USA PATRIOT Act Notification .......................................................................... 50 10.13 Counterparts; Email Signatures ............................................................................ 50 10.14 GOVERNING LAW........................................................................................... 50 10.15 WAIVERS AND JURISDICTION........................................................................ 50 10.16 Publication ........................................................................................................ 51 10.17 Confidentiality ................................................................................................... 51 10.18 Borrowing Agency Provisions .............................................................................. 52 (q) the applicable Borrower ...........................................................................................7 (r) the applicable Borrower ...........................................................................................7 Information Certificate(s) Schedule A Description of Certain Terms Schedule B Definitions Schedule C Reserved Schedule D Reporting Schedule E Financial Covenants Exhibit A Form of Notice of Borrowing Exhibit B Closing Checklist Exhibit C Client User Form Exhibit D Authorized Accounts Form Exhibit E Form of Account Debtor Notification Exhibit F Form of Compliance Certificate Exhibit G Form of Monthly Financial Model

140690.01137/129252919v.2 Loan and Security Agreement This Loan and Security Agreement (as it may be amended, restated or otherwise modified from time to time, this “Agreement”) is entered into as of August 5, 2022 among (1) Siena Lending Group LLC, together with its successors and assigns (“Lender”), (2) Inseego Wireless, Inc., a Delaware corporation (“Inseego Wireless”), and Inseego North America LLC, an Oregon limited liability company (“Inseego North America” and together with Inseego Wireless and any other Person who from time to time becomes a Borrower hereunder, collectively, the “Borrowers” and each individually, a “Borrower”), (3) each of the Affiliates of the Borrowers signatory to this Agreement from time to time as guarantors (each a “Guarantor” and collectively, the “Guarantors”) and (4) the Loan Parties (as defined herein) set forth on the signature pages to this Agreement. The Schedules and Exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference. Terms used, but not defined elsewhere, in this Agreement are defined in Schedule B. 1. LOANS AND LETTERS OF CREDIT. 1.1 Amount of Loans / Letters of Credit. (a) Revolving Loans and Letters of Credit. Subject to the terms and conditions contained in this Agreement, including Sections 1.3 and 1.6, Lender shall, from time to time prior to the Maturity Date, at Borrowing Agent’s request, (i) make revolving loans to Borrowers (“Revolving Loans”), and (ii) make, or cause or permit a Participant (as defined in Section 10.10) to make, letters of credit (“Letters of Credit”) available to Borrowers; provided, that after giving effect to each such Revolving Loan and each such Letter of Credit, (A) the outstanding balance of all Revolving Loans and the Letter of Credit Balance will not exceed the lesser of (x) the Maximum Revolving Facility Amount, minus Reserves and (y) the Borrowing Base, and (B) none of the other Loan Limits for Revolving Loans will be exceeded. All Revolving Loans shall be made in and repayable in Dollars. Any Revolving Loans repaid may be reborrowed in accordance with the terms herein. 1.2 Reserves re Revolving Loans / Letters of Credit. Lender may, with or without notice to Borrowing Agent, from time to time establish and revise reserves against the Borrowing Base and/or the Maximum Revolving Facility Amount in such amounts and of such types as Lender deems appropriate in its Permitted Discretion (“Reserves”). Such Reserves shall be available for Borrowing Agent to view in Passport 6.0 simultaneously with the imposition thereof; provided, that, unless an Event of Default has occurred and is continuing, Lender shall provide email notice advising Borrowing Agent of such Reserves two (2) Business Days prior to the imposition of such Reserves (during which period (x) Lender shall be available to discuss any such proposed Reserves with the Borrowing Agent to afford the Borrowing Agent an opportunity to take such action as may be required so that the event, condition or circumstance that is the basis for such Reserve no longer exists in the manner and to the extent satisfactory to the Lender in its Permitted Discretion and (y) Borrowers may not obtain any new Revolving Loan or Letter of Credit to the extent that, after giving pro forma effect to such proposed Reserves, such Revolving Loan or Letter of Credit would cause the outstanding balance of all Revolving Loans and the Letter of Credit Balance to exceed the lesser of (a) the Maximum Revolving Facility Amount minus Reserves and (b) the Borrowing Base). Without limiting the foregoing, references to Reserves shall include the Dilution Reserve. In no event shall the establishment of a Reserve in respect of a particular actual or contingent liability obligate Lender to make advances to pay such liability or otherwise obligate Lender with respect thereto. 1.3 Protective Advances. Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender is hereby authorized by Borrowers, at any time following the occurrence and continuation of a Default or an Event of Default, regardless of (a) whether any of the other

-2- 140690.01137/129252919v.2 applicable conditions precedent set forth in Section 1.6 hereof have not been satisfied or the commitment of Lender to make Loans hereunder has been terminated for any reason, or (b) any other contrary provision of this Agreement, to make Revolving Loans to, or for the benefit of, Borrowers that Lender, in its sole discretion, deems necessary or desirable) (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement (the “Protective Advances”). Agent shall endeavor to provide written notice to Borrowers of any such Protective Advance simultaneously with the making thereof, but Agent shall have no liability for failure to provide any such notice. Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender may direct the proceeds of any Protective Advance to Borrowers or to such other Person as Lender determines in its sole discretion. All Protective Advances shall be payable immediately upon demand. 1.4 Notice of Borrowing; Manner of Revolving Loan Borrowing. Borrowing Agent shall request each Revolving Loan by an Authorized Officer submitting such request via Passport 6.0 (or, if requested by Lender, by delivering, in writing or via an Approved Electronic Communication, a Notice of Borrowing substantially in the form of Exhibit A hereto) (each such request a “Notice of Borrowing”). Subject to the terms and conditions of this Agreement, including Sections 1.1 and 1.6, Lender shall, except as provided in Section 1.3, deliver the amount of the Revolving Loan requested in the Notice of Borrowing for credit to any account of Borrowers at a bank in the United States of America as Borrowing Agent may specify (provided that such account must be one identified on Section 39 of the Information Certificate(s) and approved by Lender in its Permitted Discretion as an account to be used for funding of loan proceeds) by wire transfer of immediately available funds (a) on the same day if the Notice of Borrowing is received by Lender on or before 11:00 a.m. Eastern Time on a Business Day, or (b) on the immediately following Business Day if the Notice of Borrowing is received by Lender after 11:00 a.m. Eastern Time on a Business Day, or is received by Lender on any day that is not a Business Day. Lender shall charge to the Revolving Loan Lender’s usual and customary fees for the wire transfer of each Loan. 1.5 Other Provisions Applicable to Letters of Credit. Lender shall, on the terms and conditions set forth in this Agreement (including the terms and conditions set forth in Section 1.1 and Section 1.6), make Letters of Credit available to Borrowers either by issuing them, or by causing other financial institutions to issue them supported by Lender’s guaranty or indemnification; provided, that after giving effect to each Letter of Credit, the Letter of Credit Balance will not exceed the Letter of Credit Limit. Notwithstanding anything in this Agreement, the parties agree that in connection with Lender’s option to make Letters of Credit available to Borrowers by causing other financial institutions to issue Letters of Credit, Lender may cause or permit any Participant under this Agreement to cause other financial institutions to issue such Letters of Credit and thereafter (a) all such Letters of Credit shall be treated for all purposes under this Agreement as if such Letters of Credit were requested by Borrowing Agent and made available by Lender, (b) such Participant’s support of such Letters of Credit in the form of a guaranty or indemnification shall be treated as if such support had been made by Lender, (c) Borrowers hereby unconditionally and irrevocably, jointly and severally agree to pay to Lender the amount of each payment or disbursement made by such Participant or the applicable issuer under any such Letter of Credit honoring any demand for payment thereunder upon demand in accordance with the reimbursement provisions of this Section 1.5 and agrees that such reimbursement obligations of Borrowers constitute Obligations under this Agreement, and (d) any and all amounts paid by such Participant or the applicable issuer in respect of any such Letter of Credit will, at the election of Lender, be treated for all purposes as a Revolving Loan, and be payable, in the same manner as a Revolving Loan. Borrowers agree to execute all documentation reasonably required by Lender and/or the issuer of any Letter of Credit in connection with any such Letter of Credit. Borrowers hereby unconditionally and irrevocably, jointly and severally agree to reimburse Lender and/or the applicable issuer for each payment or disbursement made by Lender and/or the applicable

-3- 140690.01137/129252919v.2 issuer under any Letter of Credit honoring any demand for payment made thereunder, in each case on the date that such payment or disbursement is made. Borrowers’ reimbursement obligations hereunder shall be irrevocable and unconditional under all circumstances, including (w) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (x) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Lender, any Participant, the applicable issuer under any Letter or Credit, or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (y) any lack of validity, sufficiency or genuineness of any document which Lender or the applicable issuer has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Any and all amounts paid by Lender and any Participant in respect of a Letter of Credit will, at the election of Lender, be treated for all purposes as a Revolving Loan, and bear interest, and be payable, in the same manner as a Revolving Loan. 1.6 Conditions of Making the Loans and Issuing Letters of Credit. Lender’s obligation to make any Loan or issue or cause any Letter of Credit to be issued under this Agreement is subject to the following conditions precedent (as well as any other conditions set forth in this Agreement or any other Loan Document), all of which must be satisfied in a manner acceptable to Lender (and as applicable, pursuant to documentation which in each case is in form and substance acceptable to Lender) as of each day that such Loan is made or such Letter of Credit is issued, as applicable: (a) Loans and Letters of Credit Made and/or Issued on the Closing Date: With respect to Loans made, and/or Letters of Credit issued, on the Closing Date, (i) each applicable Loan Party shall have duly executed and/or delivered, or, as applicable, shall have caused such other applicable Persons to have duly executed and or delivered, to Lender such agreements, instruments, documents and/or certificates listed on the closing checklist attached hereto as Exhibit B; (ii) Lender shall have completed its business and legal due diligence pertaining to the Loan Parties, their respective businesses and assets, with results thereof satisfactory to Lender in its sole discretion; (iii) Lender’s obligations and commitments under this Agreement shall have been approved by Lender’s Credit Committee; (iv) after giving effect to such Loans and Letters of Credit, as well as to the payment of all trade payables older than sixty (60) days past due and the consummation of all transactions contemplated hereby to occur on the Closing Date, closing costs and any book overdraft, Excess Availability shall be no less than $10,500,000; and (v) Borrowers shall have paid to Lender all fees due on the date hereof, and shall have paid or reimbursed Lender for all of Lender’s costs, charges and expenses incurred through the Closing Date (and in connection herewith, Borrowers hereby irrevocably authorize Lender to charge such fees, costs, charges and expenses as Revolving Loans); and (b) All Loans and/or Letters of Credit: With respect to Loans made and/or Letters of Credit issued, on the Closing Date and/or at any time thereafter, in addition to the conditions specified in clause (a) above as applicable, (i) Borrowers shall have provided to Lender such information as Lender may require in order to determine the Borrowing Base, as of such borrowing or issue date, after giving effect to such Loans and/or Letters of Credit, as applicable; (ii) each applicable Loan Party shall have duly executed and/or delivered, or, as applicable, shall have caused such other applicable Persons to have duly executed and or delivered, to Lender such further agreements, instruments, documents, proxies and certificates as Lender may require in connection therewith; (iii) each of the representations and warranties set forth in this Agreement, the Information Certificate(s) and in the other Loan Documents shall be true

-4- 140690.01137/129252919v.2 and correct in all material respects (without duplication of materiality qualifiers therein) as of the date such Loan is made and/or such Letter of Credit is issued (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date), both before and after giving effect thereto; and (iv) no Default or Event of Default shall have occurred and then be continuing, both before and after giving effect thereto. 1.7 Repayments. (a) Revolving Loans/Letters of Credit. If at any time for any reason whatsoever (including without limitation as a result of currency fluctuations) (i) the sum of the outstanding balance of all Revolving Loans and the Letter of Credit Balance exceeds the lesser of (x) the Maximum Revolving Facility Amount and (y) the Borrowing Base, or (ii) any of the Loan Limits for Revolving Loans or Letters of Credit are exceeded, then in each case, Borrowers will immediately and jointly and severally pay to Lender such amounts (or, with respect to the Letter of Credit Balance, provide cash collateral to Lender in the manner set forth in clause (c) below) as shall cause Borrowers to eliminate such excess (such excess, an “Overadvance”). (b) [Reserved]. (c) Maturity Date Payments / Cash Collateral. All remaining outstanding monetary Obligations (including, all accrued and unpaid fees described in the Fee Letter shall be payable in full on the Maturity Date. Without limiting the generality of the foregoing, if, on the Maturity Date, there are any outstanding Letters of Credit, then on such date Borrowers shall provide to Lender cash collateral in an amount equal to 105% of the Letter of Credit Balance to secure all of the Obligations (including estimated, reasonable and documented attorneys’ fees of external counsel and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender. (d) Currency Due. If, notwithstanding the terms of this Agreement or any other Loan Document, Lender receives any payment from or on behalf of Borrowers or any other Person in a currency other than the Currency Due, Lender may convert the payment (including the monetary proceeds of realization upon any Collateral and any funds then held in a cash collateral account) into the Currency Due at exchange rate selected by Lender in the manner contemplated by Section 6.2(b) and Borrowers shall jointly and severally reimburse Lender on demand for all reasonable costs they incur with respect thereto. To the extent permitted by law, the obligation shall be satisfied only to the extent of the amount actually received by Lender upon such conversion. 1.8 Prepayments / Voluntary Termination / Application of Prepayments. (a) Certain Mandatory Prepayment Events. Borrowers shall be required to prepay the unpaid principal balance of the Revolving Loans within three (3) Business Days following the date of each and every Prepayment Event (and within three (3) Business Days following any date thereafter on which proceeds pertaining thereto are received by any Loan Party), in each case without any demand or notice from Lender or any other Person, all of which is hereby expressly waived by Borrowers, in the amount of 100% of the proceeds (net of documented reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds, in each case payable to Persons that are not Affiliates of any Loan Party) received by any Loan Party with respect to such Prepayment Event; provided, that (i) with respect to a Prepayment Event of the type described in clause (b) of the definition of Prepayment Event, so long as no Default or Event of Default exists, to the extent that the proceeds received by such Person as a result of such Prepayment Event do not exceed $200,000 in the aggregate during any Fiscal Year and are

-5- 140690.01137/129252919v.2 actually applied within 180 days of such receipt to (x) replace the property or assets subject to such Prepayment Event with property and/or assets performing the same or similar functions or (y) repair, replace or reconstruct property and or assets damaged by such Prepayment Event, such proceeds shall not be required to prepay the Loans pursuant to this Section 1.8(a) (pending such reinvestment such proceeds shall be held in a Blocked Account; provided to the extent such proceeds are not reinvested within such 180 day period, or any Default or Event of Default occurs during such period, Lender shall apply such proceeds as a prepayment of the Revolving Loans as provided in this Section 1.8(a)) and (ii) with respect to a Prepayment Event of the type described in clause (c) of the definition of Prepayment Event, so long as no Default or Event of Default exists and to the extent that the proceeds received by such Person as a result of such Prepayment Event exceeds $5,000,000 in the aggregate during any Fiscal Year, Borrowers shall only be required to apply 50% of such proceeds (net of documented reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds, in each case, payable to Persons that are not Affiliates of any Loan Party) over such $5,000,000 threshold. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) Voluntary Termination of Loan Facilities. Borrowers may, on at least thirty (30) days prior and irrevocable written notice received by Lender, permanently terminate the Loan facilities by repaying all of the outstanding Obligations, including all principal, interest and fees with respect to the Revolving Loans, and an Early Payment/Termination Premium in the amount specified in the paragraph under the heading “Early Termination Fee” in the Fee Letter. If, on the date of a voluntary termination pursuant to this Section 1.8(e), there are any outstanding Letters of Credit, then on such date, and as a condition precedent to such termination, Borrowers shall provide to Lender cash collateral in an amount equal to 105% of the Letter of Credit Balance to secure all of the Obligations (including estimated, reasonable and documented attorneys’ fees and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender. From and after such date of termination, Lender shall have no obligation whatsoever to extend any additional Loans or Letters of Credit and all of its lending commitments hereunder shall be terminated. 1.9 Obligations Unconditional. (a) The payment and performance of all Obligations shall constitute the absolute and unconditional obligations of each Loan Party and shall be independent of any defense (other than the defense of payment) or rights of set-off, recoupment or counterclaim which any Loan Party or any other Person might otherwise have against Lender or any other Person. All payments required by this Agreement and/or the other Loan Documents shall be made in Dollars (unless payment in a different currency is expressly provided otherwise in the applicable Loan Document). (b) To the extent applicable to Lender, if, at any time and from time to time after the Closing Date (or at any time before or after the Closing Date with respect to (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith, or (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case for purposes of this clause (y) pursuant to Basel III, regardless of the date enacted, adopted or issued), (i) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation,

-6- 140690.01137/129252919v.2 treaty or directive enacted or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any Governmental Authority, central bank or comparable agency (A) subjects Lender to any tax, levy, impost, deduction, assessment, charge or withholding of any kind whatsoever with respect to any Loan Document, or changes the basis of taxation of payments to Lender of any amount payable thereunder (other than (1) Indemnified Taxes, (2) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (3) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes), or (B) imposes on Lender any other condition or increased cost in connection with the transactions contemplated thereby or participations therein, and the result of any of the foregoing is to increase the cost to Lender of making or continuing any Loan or Letter of Credit or to reduce any amount receivable hereunder or under any other Loan Documents, then, in any such case, Borrowers shall promptly and jointly and severally pay to Lender, when notified to do so by Lender, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount as determined by Lender. Each such notice of additional amounts payable pursuant to this Section 1.9(b) submitted by Lender to Borrowing Agent shall, absent manifest error, be final, conclusive and binding for all purposes. (c) This Section 1.9 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. 1.10 Reversal of Payments. To the extent that any payment or payments made to or received by Lender pursuant to this Agreement or any other Loan Document are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to any trustee, receiver or other Person under any state, federal or other bankruptcy or other such applicable law, then, to the extent thereof, such amounts (and all Liens, rights and remedies therefore) shall be revived as Obligations (secured by all such Liens) and continue in full force and effect under this Agreement and under the other Loan Documents as if such payment or payments had not been received by Lender. This Section 1.10 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. 2. INTEREST AND FEES; LOAN ACCOUNT. 2.1 Interest. (a) All Loans and other monetary Obligations shall bear interest at the interest rate(s) set forth in Section 3 of Schedule A, and accrued interest shall be payable (a) on the first day of each month in arrears, (b) upon a prepayment of such Loan in accordance with Section 1.8, and (c) on the Maturity Date; provided, that after the occurrence and during the continuation of an Event of Default, all Loans and other monetary Obligations shall bear interest at a rate per annum equal to three (3) percentage points in excess of the rate otherwise applicable thereto (the “Default Rate”), and all such interest shall be payable on demand. Changes in the interest rate shall be effective as of the date of any change in the Base Rate or Term SOFR, as applicable. Subject to the terms and conditions set forth herein, Loans shall bear interest at Term SOFR or, following issuance by Borrower Agent of the related Interest Rate Election Notice or under the circumstances set forth in Section 2.1(d), the Base Rate; provided, that (i) Borrowers may, upon five (5) Business Days’ written notice to Lender, elect that all outstanding Loans and Obligations shall bear interest at Term SOFR, or if Borrowers have previously elected that all Loans shall bear interest at Term SOFR, Borrowers may, upon five (5) Business Days’ written notice to Lender, elect that all outstanding Loans and Obligations shall bear interest at the Base Rate (the notices described in this clause (i) are referred to herein as an “Interest Rate Election Notice”), (ii) Borrowers may not deliver more than two Interest Rate Election Notices in any fiscal year, (iii) any election for all Loans and Obligations to bear interest at Term SOFR (or the Base Rate) shall only be effective upon the first day of the month after delivery of an Interest

-7- 140690.01137/129252919v.2 Rate Election Notice, and (iv) if an Event of Default occurs under any Loan Document, all Loans and Obligations shall be converted to Base Rate Loans. (b) Any Term SOFR Loans shall bear interest at Term SOFR for a period commencing on the first day of a calendar month and ending on the last day of such calendar month (the “Interest Period”) unless and until converted to Loans bearing interest at the Base Rate in accordance with Section 2.1(a), 2.1(c), Section 2.1(d) or Section 2.1(e) below. (c) Term SOFR may be adjusted by Lender on a prospective basis to take into account any increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable interest period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of maintaining loans under this Agreement bearing interest based upon Term SOFR. In any such event, Lender shall give Borrowers notice of such a determination and adjustment and, upon its receipt of the notice from Lender, Borrowers may, by notice to Lender (A) require Lender to furnish to Borrowers a statement setting forth the basis for adjusting Term SOFR and the method for determining the amount of such adjustment or (B) repay the portion of the Loans bearing interest based upon Term SOFR with respect to which such adjustment is made. Upon any such repayment, Borrowers shall also pay accrued interest on the amount so repaid, together with any additional amounts required pursuant to the Fee Letter. (d) If Lender determines that any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for Lender or its applicable lending office to maintain any Loan with interest determined by reference to Term SOFR, or to determine or charge interest rates based upon Term SOFR, then, upon notice thereof by Lender to Borrowers, any obligation of Lender to maintain any Term SOFR Loan shall be suspended until Lender notifies Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrowers shall, upon demand from Lender, convert the Term SOFR Loans to loans bearing interest at the Base Rate, either on the last day of the applicable Interest Period, if Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if Lender may not lawfully continue to maintain such Term SOFR Loans until Lender determines that it is no longer illegal for Lender to determine or charge interest rates based upon Term SOFR. Upon any such conversion, Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to the Fee Letter. (e) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Section 2.1(d) above, if Lender determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining Term SOFR for any interest period because Term SOFR is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the SOFR Administrator or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which Term SOFR shall no longer be made available, or used for determining the interest rate of loans; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to Lender, that will continue to provide Term SOFR after such specific date (such specific date, the “Scheduled Unavailability Date”); or

-8- 140690.01137/129252919v.2 (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 2.1(e), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace Term SOFR; then, reasonably promptly after such determination by Lender, Lender may amend this Agreement to replace Term SOFR with (A) the Base Rate, or (B) if administratively feasible and acceptable to Lender in its sole discretion (1) one or more other SOFR-Based Rates or (2) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks (such as the margin applicable thereto) which adjustment or method for calculating such adjustment shall be published on an information service as selected by Lender from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; and any such proposed rate, a “Term SOFR Successor Rate”). Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Lender shall have posted such proposed amendment to Borrowers. Such Term SOFR Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent such market practice is not administratively feasible for Lender, such Term SOFR Successor Rate shall be applied in a manner as otherwise reasonably determined by Lender. If no Term SOFR Successor Rate has been determined and the circumstances under clause (e)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Lender will promptly so notify Borrowers. Thereafter, the obligation of the Lender to make or maintain Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Period). Upon receipt of such notice, Borrowers may revoke any pending request for a borrowing of Term SOFR Loans (to the extent of the affected Term SOFR Loans or interest period) or, failing that, will be deemed to have converted such request into a request for a Loans bearing interest at the Base Rate in the amount specified therein. In connection with the implementation of a Term SOFR Successor Rate, Lender will have the right to make Term SOFR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Term SOFR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement. Anything to the contrary contained herein notwithstanding, Lender is not required actually to match fund any Obligation as to which interest accrues based on Term SOFR. 2.2 Fees. Borrowers shall jointly and severally pay Lender the fees set forth in the Fee Letter on the dates set forth therein, which fees are in addition to all fees and other sums payable by Borrowers or any other Person to Lender under this Agreement or under any other Loan Document, and, in each case are not refundable once paid. 2.3 Computation of Interest and Fees. All interest and fees shall be calculated daily on the outstanding monetary Obligations based on the actual number of days elapsed in a year of 360 days. 2.4 Loan Account; Monthly Accountings. Lender shall maintain a loan account for Borrowers reflecting all outstanding Loans and the Letters of Credit Balance, along with interest accrued thereon and such other items reflected therein (the “Loan Account”), and shall provide Borrowing Agent with a monthly accounting reflecting the activity in the Loan Account, viewable by Borrowing Agent on Passport 6.0. Each accounting shall be deemed correct, accurate and binding on Borrowers and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrowing Agent notifies Lender in writing to the contrary within thirty (30) days after such account is rendered, describing the nature of any alleged errors or omissions. However, Lender’s

-9- 140690.01137/129252919v.2 failure to maintain the Loan Account or to provide any such accounting shall not affect the legality or binding nature of any of the Obligations. Interest, fees and other monetary Obligations due and owing under this Agreement (including fees and other amounts paid by Lender to issuers of Letters of Credit) may, in Lender’s discretion, be charged to the Loan Account, and will thereafter be deemed to be Revolving Loans and will bear interest at the same rate as other Revolving Loans. 2.5 Further Obligations; Maximum Lawful Rate. With respect to all monetary Obligations for which the interest rate is not otherwise specified herein (whether such Obligations arise hereunder or under any other Loan Document, or otherwise), such Obligations shall bear interest at the rate(s) in effect from time to time with respect to the applicable Loan to which such Obligations relate and shall be payable upon demand by Lender. In no event shall the interest charged with respect to any Loan or any other Obligation exceed the maximum amount permitted under applicable law. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable or other amounts hereunder or under any other Loan Document (the “Stated Rate”) would exceed the highest rate of interest or other amount permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest and other amounts payable shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrowers shall, to the extent permitted by applicable law, continue to pay interest and such other amounts at the Maximum Lawful Rate until such time as the total interest and other such amounts received is equal to the total interest and other such amounts which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable or such other amounts payable. Thereafter, the interest rate and such other amounts payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest or other such amounts received by Lender exceed the amount which it could lawfully have received had the interest and other such amounts been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, Lender has received interest or other such amounts hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other Obligations (other than interest) payable hereunder, and if no such principal or other Obligations are then outstanding, such excess or part thereof remaining shall be paid to Borrowers. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. 3. SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES. 3.1 Grant of Security Interest. To secure the full payment and performance of all of the Obligations, each Loan Party hereby assigns to Lender and grants to Lender a continuing security interest in all property of such Loan Party, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes, including: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by such Loan Party has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Loan Party; (b) all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including Equipment, Farm Products, Health-Care-Insurance Receivables, vehicles, and Fixtures; (e) all Investment Property, including, without limitation, all rights, privileges, authority, and

-10- 140690.01137/129252919v.2 powers of such Loan Party as an owner or as a holder of Pledged Equity, including, without limitation, all economic rights, all control rights, authority and powers, and all status rights of such Loan Party as a member, equity holder or shareholder, as applicable, of each Issuer; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) all Commercial Tort Claims listed in Section 40 of the Information Certificate(s); (i) all Supporting Obligations; (j) any other property of such Loan Party now or hereafter in the possession, custody or control of Lender or any agent or any parent, Affiliate or Subsidiary of Lender or any Participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), and (k) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property, and all of such Loan Party’s books and records relating to any of the foregoing and to such Loan Party’s business. Notwithstanding the foregoing, no Loan Party shall pledge, and the Collateral shall not include the following (collectively, the “Excluded Collateral”): (i) Equipment or other property owned by any Loan Party on the date hereof or hereafter acquired that is subject to a Lien securing capitalized leases and purchase money Indebtedness permitted to be incurred pursuant to clause (a) of the definition of Permitted Liens to the extent and for so long as the documentation providing for such capitalized leases and purchase money Indebtedness prohibits the creation of a Lien on such assets (other than to the extent that any such term or prohibition would be rendered ineffective after giving effect to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code), (ii) any United States intent-to-use trademark applications to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Federal law, and (iii) assets and property to the extent such assets and property are subject to a term or a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Loan Party) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, that with respect to any such limitation described in the foregoing clauses (i) and (iii) (1) upon the request of Lender, such Loan Party shall use commercially reasonable efforts to obtain any requisite consent for the creation of such Lien in favor of Lender on such property, (2) immediately upon the ineffectiveness, lapse or termination of any such restriction, the Collateral shall include, and such Loan Party shall be deemed to have granted a Lien on such property under the applicable Loan Documents as if such restriction had never been in effect; and (3) notwithstanding any such restriction, the Collateral shall, to the extent such restriction does not by its terms apply thereto and such rights and proceeds do not otherwise constitute Excluded Collateral, include all rights incident or appurtenant to any such property, and the right to receive all proceeds derived from, or in connection with the sale, assignment or transfer of, such property. 3.2 Possessory Collateral. Promptly, but in any event no later than twenty (20) days after any Loan Party’s receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including any Tangible Chattel Paper, in each case with a value in excess of $250,000, and any Investment Property consisting of certificated securities, such Loan Party shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as attorney and agent-in-fact (coupled with an interest) for each Loan Party, to endorse or assign the same on such Loan Party’s behalf. 3.3 Further Assurances. (a) Each Loan Party will, at the time that any Loan Party forms or acquires any direct Subsidiary after the Closing Date, within twenty (20) days of such event (or such later date as permitted by

-11- 140690.01137/129252919v.2 Lender in its sole discretion) (i) cause such new Subsidiary (other than an Excluded Subsidiary) to become a Loan Party and to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary (other than an Excluded Subsidiary), (ii) provide, or cause the applicable Loan Party to provide, to Lender a pledge agreement and appropriate certificates and powers or financing statements, pledging all of the direct ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Lender, and (iii) provide to Lender all other documentation, including one or more opinions of counsel reasonably satisfactory to Lender, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 3.3 shall constitute a Loan Document. (b) Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Lender, execute or deliver to Lender any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that Lender may reasonably request in form and substance reasonably satisfactory to Lender, to create, perfect, and continue to be perfected or to better perfect Lender’s Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Lender in any Real Property acquired by any other Loan Party with a fair market value in excess of $500,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, each Borrower and each other Loan Party hereby authorizes Lender to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. (c) Each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) all such further acts, documents, agreements and instruments as Lender shall deem reasonably necessary in order to (i) carry out the intent and purposes of the Loan Documents and the transactions contemplated thereby, (ii) establish, create, preserve, protect and perfect a first priority lien (subject only to Permitted Liens) in favor of Lender in all Collateral (wherever located) from time to time owned by the Loan Parties, (iii) cause each Loan Party, other than the Borrowers, to guarantee all of the Obligations, all pursuant to documentation that is in form and substance satisfactory to Lender in its Permitted Discretion and (iv) facilitate the exercise and enforcement of rights and remedies with respect to the Collateral. Without limiting the foregoing, each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) to Lender all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents, in each case in form and substance reasonably acceptable to Lender, as Lender may reasonably request from time to time to perfect, protect, and maintain Lender’s security interests in the Collateral, including the required priority thereof, and to fully carry out the transactions contemplated by the Loan Documents. 3.4 UCC Financing Statements. Each Loan Party authorizes Lender to file, transmit, or communicate, as applicable, from time to time, Uniform Commercial Code financing statements, along with amendments and modifications thereto, in all filing offices selected by Lender, listing such Loan Party as the debtor and Lender as the secured party, and describing the collateral covered thereby in such manner as Lender may elect, including using descriptions such as “all personal property of debtor” or “all assets of debtor” or words of similar effect. Each Loan Party also hereby ratifies its authorization for Lender to have filed in any filing office any financing statements filed prior to the date hereof.

-12- 140690.01137/129252919v.2 4. CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS. 4.1 Lock Boxes and Blocked Accounts. Each Loan Party hereby represents and warrants that all Deposit Accounts and all other depositary and other accounts maintained by each Loan Party as of the Closing Date are described in Section 39 of the Information Certificate(s), which description includes for each such account the name of the Loan Party maintaining such account, the name, of the financial institution at which such account is maintained, the account number, and the purpose of such account. After the Closing Date, no Loan Party shall open any new Deposit Accounts or any other depositary or other accounts without the prior written consent of Lender and without updating Section 39 of the Information Certificate(s) to reflect such Deposit Accounts or other accounts, as applicable. No Deposit Accounts or other accounts of any Loan Party shall at any time constitute a Restricted Account other than accounts expressly indicated on Section 39 of the Information Certificate(s) as being a Restricted Account (and each Loan Party hereby represents and warrants that each such account shall at all times meet the requirements set forth in the definition of Restricted Account to qualify as a Restricted Account). Each Loan Party will, at its expense, establish (and revise from time to time as Lender may require) procedures reasonably acceptable to Lender, in Lender’s Permitted Discretion, for the collection of checks, wire transfers and all other proceeds of all of such Loan Party’s Accounts and other Collateral (“Collections”), which shall include (a) directing all Account Debtors to send all Account proceeds directly to a post office box designated by Lender either in the name of such Loan Party (but as to which Lender has exclusive access) or, at Lender’s option, in the name of Lender (a “Lock Box”), and/or (b) depositing all Collections received by such Loan Party into one or more bank accounts maintained in the name of such Loan Party (but as to which Lender has exclusive access) or, at Lender’s option, in the name of Lender (each, a “Blocked Account”), under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Blocked Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify, and/or (c) a combination of the foregoing. Each Loan Party agrees to execute, and to cause its depository banks and other account holders to execute, such Lock Box and Blocked Account control agreements and other documentation as Lender shall require from time to time in connection with the foregoing, all in form and substance acceptable to Lender in its Permitted Discretion, and in any event such arrangements and documents must be in place on the date hereof with respect to accounts in existence on the date hereof, or prior to any such account being opened with respect to any such account opened after the date hereof, in each case excluding Restricted Accounts. At the request of Lender, each Loan Party shall provide Lender with online read-only access to such Loan Party’s Deposit Accounts and maintain such access in effect for Lender throughout the term of this Agreement and until all Obligations have been paid in full, all in a manner acceptable to Lender in its Permitted Discretion. Prior to the Closing Date, Borrowing Agent shall deliver to Lender a complete and executed Authorized Accounts Form, in the form of Exhibit D annexed hereto (an “Authorized Accounts Form”), regarding Borrowers’ operating account(s) into which the proceeds of Loans are to be paid. 4.2 Application of Payments. All amounts paid to or received by Lender in respect of the monetary Obligations, from whatever source (whether from any Borrower or any other Loan Party pursuant to such other Loan Party’s guaranty of the Obligations, any realization upon any Collateral, or otherwise) shall, unless otherwise directed by Borrowing Agent with respect to any particular payment (unless an Event of Default has occurred and is then continuing, in which event Lender may disregard Borrowing Agent’s direction), be applied by Lender to the Obligations in such order as Lender may elect, and absent such election shall be applied as follows: (a) FIRST, to reimburse Lender for all out-of-pocket costs and expenses, and all indemnified losses, incurred by Lender which are reimbursable to Lender in accordance with this Agreement and/or any of the other Loan Documents,

-13- 140690.01137/129252919v.2 (b) SECOND, to any accrued but unpaid interest on any Protective Advances, (c) THIRD, to the outstanding principal of any Protective Advances, (d) FOURTH, to any accrued but unpaid fees owing to Lender under this Agreement and/or any other Loan Documents, (e) FIFTH, to any unpaid accrued interest on the Obligations, (f) SIXTH, to the outstanding principal of the Obligations, and, to the extent required by this Agreement, to cash collateralize the Letter of Credit Balance, and (g) SEVENTH, to the payment of any other outstanding Obligations; and after payment in full in cash of all of the outstanding monetary Obligations, any further amounts paid to or received by Lender in respect of the Obligations (so long as no monetary Obligations are then outstanding) shall be paid over to Borrowers or such other Person(s) as may be legally entitled thereto. For purposes of determining the Borrowing Base, such amounts will be credited to the Loan Account and the Collateral balances to which they relate upon Lender’s receipt of an advice of deposit from Lender’s Bank (set forth in Section 5 of Schedule A) that such items have been credited to Lender’s account at Lender’s Bank (or upon Lender’s deposit thereof at Lender’s Bank in the case of payments received by Lender in kind), in each case subject to final payment and collection. However, for purposes of computing interest on the Obligations, such items shall be deemed applied by Lender two (2) Business Days after Lender’s receipt of advice of deposit thereof at Lender’s Bank. 4.3 Notification; Verification. Lender or its designee may, from time to time, whether or not a Default or Event of Default has occurred: (a) verify directly with the Account Debtors of the Loan Parties (or by any reasonable manner and through any reasonable medium Lender considers advisable in the exercise of its Permitted Discretion) the validity, amount and other matters relating to the Accounts and Chattel Paper of the Loan Parties, by means of mail, telephone or otherwise, either in the name of the applicable Loan Party or Lender or such other name as Lender may choose, (b) notify Account Debtors of the Loan Parties that Lender has a security interest in the Accounts of the Loan Parties, (c) require any Loan Party to cause all invoices and statements which it sends to Account Debtors or other third parties to be marked, in a manner satisfactory to Lender, to reflect Lender’s security interest therein and payment instructions acceptable to Lender (d) direct such Account Debtors to make payment thereof directly to Lender; such notification to be sent on the letterhead of such Loan Party and substantially in the form of Exhibit E annexed hereto; and (e) demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so). Each Loan Party hereby authorizes Account Debtors to make payments directly to Lender and to rely on notice from Lender without further inquiry. Lender may on behalf of each Loan Party endorse all items of payment received by Lender that are payable to such Loan Party for the purposes described above. 4.4 Power of Attorney. Each Loan Party hereby grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at Lender’s option (and solely with respect to any actions taken by Lender under Section 4.4(a) below, in the exercise of its Permitted Discretion), but without obligation, with or without notice to such Loan Party, and at such Loan Party’s expense, to do any or all of the following, in such Loan Party’s name or otherwise:

-14- 140690.01137/129252919v.2 (a) (i) execute on behalf of such Loan Party any documents that Lender may deem reasonably necessary in order to perfect, protect and maintain Lender’s security interests, and priority thereof, in the Collateral (including such financing statements and continuation financing statements, and amendments or other modifications thereto, as Lender shall deem necessary or appropriate); (ii) endorse such Loan Party’s name on all checks and other forms of remittances received by Lender; (iii) receive and otherwise take control in any manner of any cash or non-cash items of payment or Proceeds of Collateral; (iv) endorse or assign to Lender on such Loan Party’s behalf any portion of Collateral evidenced by an agreement, Instrument or Document if an endorsement or assignment of any such items is not made by Borrowers pursuant to Section 3.2; and (v) receive, open and process all mail addressed to such Loan Party at any post office box/lockbox maintained by Lender for such Loan Party or at any other business premises of Lender with Collections to be promptly transferred to the Blocked Account and any mail unrelated to Collections to be promptly remitted to such Loan Party along with copies of all other mail addressed to such Loan Party and received by Lender; and (b) after the occurrence and during the continuance of an Event of Default and subject to the terms and conditions of Section 7 of this Agreement: (i) execute on behalf of such Loan Party any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (ii) execute on behalf of such Loan Party any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic’s, materialman’s or other Lien; (iii) except as otherwise provided in Section 4.3 hereof, execute on behalf of such Loan Party any notice to any Account Debtor; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (vi) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (vii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, such Loan Party to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement or any other Loan Document; (viii) change the address for delivery of such Loan Party’s mail; (ix) vote any right or interest with respect to any Investment Property; (x) instruct any Account Debtor to make all payments due to such Loan Party directly to Lender; (xi) pay any sums required on account of such Loan Party’s taxes or to secure the release of any Liens therefor; and (xii) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.14. Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable and documented attorneys’ fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations at such time. Each Loan Party agrees that Lender’s rights under the foregoing power of attorney and/or any of Lender’s other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of such Loan Party. 4.5 Disputes. Each Loan Party shall promptly notify Lender of all disputes or claims relating to its Accounts and Chattel Paper, the amount of which exceeds, individually or in the aggregate $250,000. Each Loan Party agrees that it will not, without Lender’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned compromise or settle any of its Accounts or Chattel Paper for less than the full amount thereof, grant any extension of time for payment of any of its Accounts or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of

-15- 140690.01137/129252919v.2 any of its Accounts or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of its Accounts or Chattel Paper; except (unless otherwise directed by Lender following the occurrence and during the continuation of a Default or an Event of Default) such Loan Party may take any of such actions in the ordinary course of its business, provided, that Borrowers promptly report the same to Lender. 4.6 Inventory. (a) Returns. No Loan Party will accept returns of any Inventory from any Account Debtor except in the ordinary course of its business. In the event the value of returned Inventory in any one calendar month exceeds $250,000 (in the aggregate for all Loan Parties), Borrowers will promptly (and in any event within ten (10) Business Days) notify Lender (which notice shall specify the value of all such returned Inventory, the reasons for such returns, and the locations and the condition of such returned Inventory). (b) Sale on Return, etc. No Loan Party will, without Lender’s prior written consent, at any time, sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis, in each case except (i) to the extent set forth on in Section 4.6(b) of the Information Certificate(s) as of the Closing Date, or (ii) to the extent the aggregate value of the Inventory associated with such sale-or-return, guaranteed sale, consignment, or other contingent transaction does not exceed $500,000. (c) Fair Labor Standards Act. Each Loan Party represents and warrants, and covenants that at all times, that all of the Inventory of each Loan Party produced by such Loan Party or any other Loan Party has been, and at all times will be, produced only in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder. 4.7 Access to Collateral, Books and Records. At reasonable times, Lender and/or its representatives or agents shall have the right to inspect the Collateral, and the right to examine and copy each Loan Party’s books and records. Each Loan Party agrees to give Lender reasonable access to any or all of such Loan Party’s, and each of its Subsidiaries’, premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrowers’ expense and the charge therefor shall be $1,500 per person per day (or such higher amount as shall represent Lender’s then current standard charge), plus out-of-pocket expenses; provided, that (a) so long as no Event of Default has occurred and is continuing and Borrowers’ Excess Availability is at all times greater than or equal to $10,000,000, Lender shall only be permitted to conduct two (2) such inspections and examinations in any Fiscal Year, and (b) so long as no Event of Default has occurred and is continuing and Borrowers’ Excess Availability at any time is less than $10,000,000, Lender shall only be permitted to conduct three (3) such inspections and examinations in any Fiscal Year. For the avoidance of doubt, if an Event of Default has occurred and is continuing, regardless of Borrowers’ Excess Availability, the foregoing limitations on the number of inspections and examinations Lender may conduct or charge to the Borrowers shall not apply. Upon the occurrence and during the continuance of an Event of Default, Lender may, at Borrowers’ expense, use each Loan Party’s personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent Lender, in its sole discretion, deems appropriate. Each Loan Party hereby irrevocably authorizes all accountants and other financial professional third parties to disclose and deliver to Lender, at Borrowers’ expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Loan Parties. 4.8 Appraisals. Each Loan Party will permit Lender and each of its representatives or agents to conduct appraisals and valuations of the Collateral at such reasonable times and intervals as Lender may designate and such appraisals and valuations shall be at Borrowers’ expense; provided, that (a) so long as

-16- 140690.01137/129252919v.2 no Event of Default has occurred and is continuing and Borrowers’ Excess Availability is at all times greater than or equal to $10,000,000, Lender shall only be permitted to conduct one (1) such appraisal and valuation in any Fiscal Year, and (b) so long as no Event of Default has occurred and is continuing and Borrowers’ Excess Availability at any time is less than $10,000,000, Lender shall only be permitted to conduct two (2) such appraisals and valuations in any Fiscal Year. For the avoidance of doubt, if an Event of Default has occurred and is continuing, regardless of Borrowers’ Excess Availability, the foregoing limitations on the number of appraisals and valuations Lender may conduct or charge to the Borrowers shall not apply. 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Lender to enter into this Agreement, each Loan Party represents, warrants and covenants as follows (it being understood and agreed that (a) each such representation and warranty (i) will be made as of the date hereof and be deemed remade as of each date on which any Loan is made or Letter of Credit is issued (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date, in which case such representation or warranty will be made as of such earlier and/or specified date), and (ii) shall not be affected by any knowledge of, or any investigation by, Lender, and (b) each covenant shall continuously apply with respect to all times commencing on the date hereof and continuing until the Lender’s commitments hereunder have been terminated and Borrower has paid in full all outstanding Loans: 5.1 Existence and Authority. Each Loan Party is duly organized, incorporated, validly existing and in good standing under the laws of its jurisdiction of organization (which jurisdiction is identified in Section 3 of the Information Certificate(s)) and is qualified to do business in each jurisdiction in which the operation of its business requires that it be qualified (which each such jurisdiction is identified in Section 15 of the Information Certificate(s)), except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. Each Loan Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. The execution, delivery and performance by each Loan Party of this Agreement and all of the other Loan Documents to which such Loan Party is a party (i) have been duly and validly authorized, (ii) do not violate such Loan Party’s Organic Documents, (iii) do not violate any law, agreement, instrument or any court order which is binding upon any Loan Party or its property, the violation of which could, in each such case, reasonably be expected to have a Material Adverse Effect, (iv) do not constitute grounds for acceleration of any Indebtedness or obligation under any agreement or instrument which is binding upon any Loan Party or its property, (v) are not in contravention of the Convertible Notes Documents, and (vi) do not require the consent of any Person whose consent has not been obtained. No Loan Party is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of any of the Loan Documents. This Agreement and each of the other Loan Documents have been duly executed and delivered by, and are enforceable against each of the Loan Parties who have signed them, in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 18 of the Information Certificate(s)

-17- 140690.01137/129252919v.2 sets forth the ownership of each Borrower. Section 20 of the Information Certificate(s) sets forth the ownership of each of Borrowers’ Subsidiaries. 5.2 Names; Trade Names and Styles. The name of each Loan Party set forth in Section 1 of each Information Certificate(s) is its correct and complete legal name as of the Closing Date, and except as disclosed to Lender in the Information Certificate, and no Loan Party has used any other name at any time in the five years prior to the Closing Date, or at any time will use any other name, in any tax filing made in any jurisdiction. Listed in Section 8 of the Information Certificate(s) are all prior names used by each Loan Party at any time in the five years prior to the Closing Date. Listed in Section 7 of the Information Certificate(s) are all of the present and prior trade names used by any Loan Party at any time in the five years prior to the Closing Date. Borrowers shall give Lender at least thirty (30) days’ prior written notice (and will deliver an updated Section 7 or Section 8 of the Information Certificate(s), as applicable, to reflect the same) before it or any other Loan Party changes its legal name or does business under any other name. 5.3 Title to Collateral; Third Party Locations; Permitted Liens. Each Loan Party has, and at all times will continue to have, good and marketable title to all of the Collateral. The Collateral now is, and at all times will remain, free and clear of any and all Liens, except for Permitted Liens. Lender now has, and will at all times continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject to Permitted Liens which by operation of law take priority over Lender’s security interest, and each Loan Party will at all times defend Lender and the Collateral against all claims of others (other than Permitted Liens). Except with respect to the lab testing equipment located at 9710 and 9740 Scranton Road, San Diego, CA and 6370 Nancy Ridge Drive, Suite 101, San Diego, CA, none of the Collateral which is Equipment is, or will at any time, be affixed to any real property that is not subject to a Mortgage in favor of Lender in such a manner, or with such intent, as to become a fixture. Except for leases or subleases as to which Borrowers shall use commercially reasonable efforts to deliver to Lender a landlord’s waiver in form and substance satisfactory to Lender, no Loan Party is or will be a lessee or sublessee under any real property lease or sublease; provided, however, that the foregoing shall not require Borrowers to obtain a landlord’s waiver with respect to: (a) the Eugene Lease; (b) any real property lease or sublease in replacement of the Eugene Lease, so long as such location is not used by Borrowers to store Inventory and is not the location of any books and records other than de minimis books and records that are not material; and (c) executive office space rented by Borrower in the ordinary course of business, so long as such location is not used by Borrowers to store Inventory and is not the location of any books and records other than de minimis books and records that are not material. Except for warehouses as to which Borrowers shall use commercially reasonable efforts to deliver to Lender a warehouseman’s waiver in form and substance satisfactory to Lender, no Loan Party is or will at any time be a bailor of any Goods at any warehouse or otherwise. Prior to causing or permitting any Collateral to at any time be located upon premises other than the locations listed in Sections 27-32 of the Information Certificate(s), in which any third party (including any landlord, warehouseman, or otherwise) has an interest, Borrowers shall give Lender no less than 30 days written notice thereof and the applicable Loan Party shall use commercially reasonable efforts to cause each such third party to execute and deliver to Lender, in form and substance acceptable to Lender, such waivers, collateral access agreements, and subordinations as Lender shall specify, so as to, among other things, ensure that Lender’s rights in the Collateral are, and will at all times continue to be, superior to the rights of any such third party and that Lender has access to such Collateral. Each applicable Loan Party will keep at all times in full force and effect, and will comply in all material respects at all times with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. 5.4 Accounts, Chattel Paper and Inventory.

-18- 140690.01137/129252919v.2 (a) As of each date reported by Borrowers, all Accounts which Borrowers have then reported to Lender as then being Eligible Accounts comply in all respects with the criteria for eligibility set forth in the definition of Eligible Accounts. All such Accounts and Chattel Paper are genuine and in all respects what they purport to be, arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by Borrowers in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and the transactions evidenced by such Accounts and Chattel Paper comply with applicable laws and governmental rules and regulations in all material respects. (b) As of each date reported by Borrowers, all Inventory which Borrowers have then reported to Lender as then being Eligible Inventory complies in all respects with the criteria for eligibility set forth in the definition of Eligible Inventory, and all Inventory which Borrowers have then reported to Lender as then being Eligible In-Transit Inventory comply in all respects with the criteria for eligibility set forth in the definition of Eligible Inventory. 5.5 Electronic Chattel Paper. To the extent that any Loan Party obtains or maintains any Electronic Chattel Paper with an individual or aggregate value in excess of $250,000, such Loan Party shall at all times create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (a) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided below, unalterable, (b) the authoritative copy identifies Lender as the assignee of the record or records, (c) the authoritative copy is communicated to and maintained by Lender or its designated custodian, (d) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (e) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (f) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision. 5.6 Capitalization; Investment Property. (a) No Loan Party, directly or indirectly, owns, or shall at any time own, any Equity Interests of any other Person except as set forth in Sections 20 and 41 of the Information Certificate(s) as of the Closing Date, which such Sections of the Information Certificate(s) list all Investment Property owned by each Loan Party. Following the Closing Date, no Loan Party shall acquire any Equity Interests of any other Person, except for Permitted Investments, Permitted Acquisitions and as otherwise permitted under this Agreement. (b) None of the Pledged Equity has been issued or otherwise transferred in violation of the Securities Act, or other applicable laws of any jurisdiction to which such issuance or transfer may be subject. (c) The Pledged Equity pledged by each Loan Party hereunder constitutes all of the issued and outstanding Equity Interests of each Issuer directly owned by such Loan Party. (d) All of the Pledged Equity has been duly and validly issued and is fully paid and non- assessable, and the holders thereof are not entitled to any preemptive, first refusal, or other similar rights. There are no outstanding options, warrants or similar agreements, documents, or instruments with respect to any of the Pledged Equity. (e) [Reserved]. (f) Each Loan Party will take any and all actions required or requested by Lender, from time to time, to (i) cause Lender to obtain exclusive control of any Investment Property for purposes of

-19- 140690.01137/129252919v.2 Article 9 of the UCC in a manner reasonably acceptable to Lender and (ii) obtain from any Issuers and such other Persons as Lender shall specify, for the benefit of Lender, written confirmation of Lender’s exclusive control over such Investment Property and take such other actions as Lender may request to perfect Lender’s security interest in such Investment Property. For purposes of this Section 5.6, Lender shall have exclusive control of Investment Property if (A) pursuant to Section 3.2, such Investment Property consists of certificated securities and the applicable Loan Party delivers such certificated securities to Lender (with all appropriate endorsements); (B) such Investment Property consists of uncertificated securities and the Issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with instructions originated by Lender without further consent by the applicable Loan Party, and (C) such Investment Property consists of security entitlements and either (x) Lender becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with entitlement orders originated by Lender without further consent by the applicable Loan Party. Each Loan Party that is a limited liability company or a partnership hereby represents and warrants that it has not, and at no time will, elect pursuant to the provisions of Section 8-103 of the UCC to provide that its Equity Interests are securities governed by Article 8 of the UCC. (g) No Loan Party owns, or has any present intention of acquiring, any “margin security” or any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry, any margin security or margin stock or for any other purpose which might constitute the transactions contemplated hereby a “purpose credit” within the meaning of said Regulations T, U or X, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Exchange Act, or any rules or regulations promulgated under such statutes. (h) No Loan Party shall vote to enable, or take any other action to cause or to permit, any Issuer of the Pledged Equity to issue any Equity Interests of any nature, or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any such Issuer. (i) No Loan Party shall take, or fail to take, any action that would in any manner impair the value or the enforceability of Lender’s Lien on any of the Investment Property, or any of Lender’s rights or remedies under this Agreement or any other Loan Document with respect to any of the Investment Property. (j) In the case of any Loan Party which is an Issuer, such Issuer agrees that the terms of Section 7.3(g)(iii) of this Agreement shall apply to such Loan Party with respect to all actions that may be required of it pursuant to such Section 7.3(g)(iii) regarding the Investment Property issued by it. 5.7 Commercial Tort Claims. No Loan Party has any Commercial Tort Claims with a claimed value in excess of $250,000 pending other than those listed in Section 40 of the Information Certificate(s), and each Loan Party shall promptly (but in any case no later than five (5) Business Days thereafter) notify Lender in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a claimed value in excess of $250,000 after the date hereof against any third party. Such notice shall constitute such Loan Party’s authorization to amend such Section 40 to add such Commercial Tort Claim and shall automatically be deemed to amend such Section 40 to include such Commercial Tort Claim.

-20- 140690.01137/129252919v.2 5.8 Jurisdiction of Organization; Location of Collateral. Sections 14 and 27-32 of the Information Certificate(s) set forth (a) each place of business of each Loan Party (including its chief executive office), (b) all locations where all Inventory (other than Inventory in-transit to, or between, such locations), Equipment, and other Collateral owned by each Loan Party is kept, and (c) whether each such Collateral location and/or place of business (including each Loan Party’s chief executive office) is owned by a Loan Party or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as expressly indicated in Sections 27-32 of the Information Certificate(s). Each Loan Party will give Lender at least thirty (30) days’ prior written notice before changing its jurisdiction of organization, opening any additional place of business or changing its chief executive office or the location of its books and records and such notice shall constitute such Loan Party’s authorization to amend the applicable section of the Information Certificate of such Loan Party and such section shall automatically be deemed to be so amended upon the date specified therefor in the notice provided by such Loan Party to Lender hereunder. 5.9 Financial Statements and Reports; Solvency. (a) All financial statements delivered to Lender by or on behalf of any Loan Party have been, and at all times will be, prepared in conformity with GAAP in all material respects and completely and fairly reflect the financial condition of each Loan Party and its Subsidiaries covered thereby, at the times and for the periods therein stated. (b) As of the date hereof (after giving effect to the Loans and Letters of Credit to be made or issued on the date hereof, and the consummation of the transactions contemplated hereby), and as of each other day that any Loan or Letter of Credit is made or issued (after giving effect thereof), (i) the fair saleable value of all of the assets and properties of each Loan Party, individually, exceeds the aggregate liabilities and Indebtedness of each such Loan Party (including contingent liabilities), (ii) each Loan Party, individually, is solvent and able to pay its debts as they come due, (iii) each Loan Party, individually, has sufficient capital to carry on its business, (iv) no Loan Party is contemplating either the liquidation of all or any substantial portion of its assets or property, or the filing of any petition under any state, federal, or other bankruptcy or insolvency law, and (v) no Loan Party has knowledge of any Person contemplating the filing of any such petition against any Loan Party. 5.10 Tax Returns and Payments; Pension Contributions. Each Loan Party has timely filed all Federal and state income tax returns and material tax-related reports required by applicable law, has timely paid all applicable Taxes, assessments, deposits and contributions owing by such Loan Party and will timely pay all such items in the future as they became due and payable. Each Loan Party may, however, defer payment of any contested taxes; provided, that such Loan Party (a) in good faith contests its obligation to pay such Taxes by appropriate proceedings promptly and diligently instituted and conducted; (b) notifies Lender in writing of the commencement of, and any material development in, the proceedings; (c) posts bonds or takes any other commercially reasonable steps required to keep the contested taxes from becoming a Lien upon any of the Collateral unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute and (d) maintains adequate reserves therefor in conformity with GAAP. No Loan Party is aware of any claims or adjustments proposed for any prior tax years that could result in additional taxes becoming due and payable by any Loan Party. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the Internal Revenue Service to the effect that the form of such Plan is qualified

-21- 140690.01137/129252919v.2 under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. There are no pending or, to the best knowledge of any Loan Party or any ERISA Affiliate, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $250,000 on any Loan Party. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in liabilities individually or in the aggregate on any Loan Party in excess of $250,000. No ERISA Event has occurred, and no Loan Party or any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan, in each case that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $250,000. Each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained, in each case except as could not reasonably be expected to result in liabilities individually or in the aggregate to any Loan Party or any ERISA Affiliate in excess of $250,000. As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party or any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; no Loan Party or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, except as could not reasonably be expected to result in liabilities individually or in the aggregate to any Loan Party or ERISA Affiliate in excess of $250,000. No Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $250,000. No Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and, to the knowledge of any Loan Party or any ERISA Affiliate, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $250,000. 5.11 Compliance with Laws; Intellectual Property; Licenses. (a) Each Loan Party has complied, and will continue at all times to comply with all provisions of all applicable laws and regulations, including those relating to the ownership, use or operations of real or personal property, the conduct and licensing of each Loan Party’s business, the payment and withholding of Taxes, ERISA and other employee matters, and safety and environmental matters, except in each case, as could not reasonably be expected to result in a Material Adverse Effect. (b) No Loan Party has received written notice of default or violation, nor is any Loan Party in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other Governmental Authority relating to any aspect of any Loan Party’s business, affairs, properties or assets. As of the Closing Date, no Loan Party has received written notice of or been charged with, or is, to the knowledge of any Loan Party, under investigation with respect to, any violation in any material respect of any provision of any applicable law. As of the Closing Date, no Loan Party or any real property owned, leased or used in the operation of the business of any Loan Party is subject to any federal, state or local investigation to determine whether any remedial action is needed to address any hazardous materials or an environmental release (as that term is

-22- 140690.01137/129252919v.2 defined under environmental and health and safety laws) at, on, or under any real property currently leased, owned or used by a Loan Party nor is a Loan Party liable for any environmental release identified or under investigation at, on or under any real property previously owned, leased or used by a Loan Party. No Loan Party has any contingent liability with respect to any environmental release, environmental pollution or hazardous material on any real property now or previously owned, leased or operated by it as of the Closing Date. (c) No Loan Party owns any Intellectual Property, except as set forth in Sections 34-36 of the Information Certificate(s). Except as set forth in Section 37 of the Information Certificate(s), none of the Intellectual Property owned by any Loan Party is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor. Each Loan Party shall promptly (but in any event within thirty (30) days thereafter) notify Lender in writing of any additional Intellectual Property acquired or arising after the Closing Date and shall submit to Lender a supplement to Sections 34-36 of the Information Certificate(s) to reflect such additional rights (provided, that such Loan Party’s failure to do so shall not impair Lender’s security interest therein). Each Loan Party shall execute a separate security agreement granting Lender a security interest in such Intellectual Property (whether owned on the Closing Date or thereafter), in form and substance acceptable to Lender and suitable for registering such security interest in such Intellectual Property with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable (provided, that such Loan Party’s failure to do so shall not impair Lender’s security interest therein). Each Loan Party owns or has, and will at all times continue to own or have, the valid right to use all material patents, trademarks, copyrights, software, computer programs, equipment designs, network designs, equipment configurations, technology and other Intellectual Property used, marketed and sold in such Loan Party’s business, and each Loan Party is in compliance, and will continue at all times to comply, in all material respects with all licenses, user agreements and other such agreements regarding the use of such Intellectual Property. No Loan Party has any knowledge that, or has received any notice claiming that, any of such Intellectual Property owned by a Loan Party infringes upon or violates the rights of any other Person. (d) Each Loan Party has and will continue at all times to have, all federal, state, local and other licenses and permits required to be maintained in connection with such Loan Party’s business operations, and its ownership, use and operation of any real property, and all such licenses and permits, necessary for the operation of the business are valid and will remain and in full force and effect, except in each case as could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party has, and will continue at all times to have, complied with the requirements of such licenses and permits except where any failure to comply could not reasonably be expected to result in a Material Adverse Effect, and, as of the Closing Date, has received no written notice of any pending or threatened proceedings for the suspension, termination, revocation or limitation thereof. As of the Closing Date, no Loan Party is aware of any facts or conditions that could reasonably be expected to cause or permit any of such licenses or permits to be voided, revoked or withdrawn. (e) In addition to and without limiting the generality of clause (a) above, (i) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Plans, (ii) without the prior written consent of Lender, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (iii) allow any facts or circumstances to exist with respect to one or more Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (iv) not participate in any prohibited transaction that could result in other than a de minimis civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (v) operate each Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (vi) furnish to Lender upon Lender’s written request such

-23- 140690.01137/129252919v.2 additional information about any Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan (other than a Multiemployer Plan) except as could not reasonably be expected to result in material liability to the Loan Parties, the Loan Parties and the ERISA Affiliates shall (y) satisfy in full and in a timely manner all of the contribution and funding requirements of the IRC and of ERISA, and (z) pay, or cause to be paid, to the PBGC in a timely manner all premiums required pursuant to ERISA. 5.12 Litigation. Section 50 of the Information Certificate(s) discloses all claims, proceedings, litigation or investigations pending or (to the best of each Loan Party’s knowledge) threatened against any Loan Party as of the Closing Date. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of each Loan Party’s knowledge) threatened by or against or affecting any Loan Party in any court or before any Governmental Authority (or any basis therefor known to any Loan Party) which would reasonably be expected to result, either separately or in the aggregate, in liability in excess of $500,000 for the Loan Parties, in any Material Adverse Effect, or in any material impairment in the ability of any Loan Party to carry on its business in substantially the same manner as it is being conducted as of the Closing Date. 5.13 Use of Proceeds. All proceeds of all Loans and Letters of Credit shall be used by Borrowers solely: (a) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby; (b) for Borrowers’ working capital purposes; (c) redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, equity interests in Parent, so long as the proviso set forth in Section 5.25(j) shall have been satisfied; and (d) for such other purposes as specifically permitted pursuant to the terms of this Agreement. All proceeds of all Loans and Letters of Credit will be used solely for lawful business purposes. 5.14 Insurance. (a) Each Loan Party will at all times carry property, liability and other insurance, with insurers acceptable to Lender, in such form and amounts, and with such deductibles and other provisions, as are customary for similarly situated companies and reasonably acceptable to Lender, and upon Lender’s request Borrowers will provide Lender with evidence satisfactory to Lender that such insurance is, at all times, in full force and effect. A true and complete listing of such insurance as of the Closing Date, including issuers, coverages and deductibles, is set forth in Section 49 of the Information Certificate(s). Each property insurance policy shall name Lender as lender loss payee and shall contain a lender’s loss payable endorsement in form acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance reasonably satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty (30) days’ prior written notice to Lender (or ten (10) days in the case of cancellation for non-payment of premium), and shall otherwise be in form and substance reasonably satisfactory to Lender. Borrowers shall advise Lender promptly of any policy cancellation, non-renewal, reduction, or material amendment with respect to any insurance policies maintained by any Loan Party or any receipt by any Loan Party of any notice from any insurance carrier regarding any intended or threatened cancellation, non-renewal, reduction or material amendment of any of such policies, and Borrowers shall promptly deliver to Lender copies of all notices and related documentation received by any Loan Party in connection with the same. (b) Borrowers shall deliver to Lender no later than fifteen (15) days prior to the expiration of any then current insurance policies, insurance certificates evidencing renewal of all such insurance policies required by this Section 5.14. Borrowers shall deliver to Lender, upon Lender’s request, certificates evidencing such insurance coverage in such form as Lender shall reasonably request. If any

-24- 140690.01137/129252919v.2 Loan Party fails to provide Lender with a certificate of insurance or other evidence of the continuing insurance coverage required by this Agreement within the time period set forth in the first sentence of this Section 5.14(b), Lender may purchase insurance required by this Agreement at Borrowers’ expense. This insurance may, but need not, protect any Loan Party’s interests. 5.15 Financial, Collateral and Other Reporting / Notices. Each Loan Party has kept and will at all times keep adequate records and books of account with respect to its business activities and the Collateral in which proper entries are made with sound accounting practice and in a manner not inconsistent with GAAP and then current Loan Party practices reflecting all its financial transactions. Each Loan Party will cause to be prepared and furnished to Lender, in each case in a form and in such detail as is reasonably acceptable to Lender the following items (the items to be provided under this Section 5.15 shall be delivered to Lender by posting on Passport 6.0 (or, if requested by Lender, by another form of Approved Electronic Communication or in writing)). (a) Annual Financial Statements. Not later than one hundred twenty (120) days after the close of each Fiscal Year, unqualified, audited financial statements of each Loan Party as of the end of such Fiscal Year, including balance sheet, income statement, and statement of cash flow for such Fiscal Year, in each case on a consolidated and consolidating basis, audited and certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by Borrowers but reasonably acceptable to Lender, together with a copy of any management letter issued in connection therewith. Concurrently with the delivery of the financial statements described in this Section 5.15(a), Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default has occurred and is then continuing; (b) Interim Financial Statements. Not later than thirty (30) days after the end of each month hereafter (or forty five (45) days after the end of March, June, September, and December), (i) the Monthly Financial Model and (ii) unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed, including balance sheet, income statement, statement of cash flow, and results of their respective operations during such month and the then- elapsed portion of the Fiscal Year, together with comparative figures for the same periods in the immediately preceding Fiscal Year and the corresponding figures from the budget for the Fiscal Year covered by such financial statements, in each case on a consolidated and consolidating basis, certified by an Authorized Officer of Borrowing Agent as prepared in accordance with GAAP in all material respects and fairly presenting the consolidated financial position and results of operations (including management discussion and analysis of such results) of each Loan Party for such month and period subject only to changes from ordinary course year-end audit adjustments and except that such statements need not contain footnotes. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default has occurred and is then continuing; (c) Borrowing Base / Collateral Reports / Insurance Certificates / Information Certificate(s)s / Other Items. The items described on Schedule D hereto by the respective dates set forth therein. (d) Projections, Etc. Not later than thirty (30) days prior to the end of each Fiscal Year, monthly business projections for the following Fiscal Year for the Loan Parties on a consolidated and consolidating basis, which projections shall include for each such period Borrowing Base projections, profit and loss projections, balance sheet projections, income statement projections and cash flow projections,

-25- 140690.01137/129252919v.2 together with appropriate supporting details and a statement of underlying assumptions used in preparing such projections; (e) Shareholder Reports, Etc. To the extent the following are not publicly available on the website of Borrowers or on the website of the Securities and Exchange Commission, promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which each Loan Party has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Loan Party files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or any national securities exchange; (f) ERISA Reports. Copies of any annual report to be filed pursuant to the requirements of ERISA in connection with each plan subject thereto promptly upon request by Lender and in addition, each Loan Party shall promptly notify Lender upon having knowledge of any ERISA Event; and (g) Tax Returns. Promptly following request from Lender, each federal and state income tax return filed by any Loan Party, together with such supporting documentation as is supplied to the applicable tax authority with such return and proof (i) of payment of any amounts owing with respect to such return, or (ii) with respect to such amounts are being contested in good faith by appropriate proceedings, that adequate reserves in accordance with GAAP are being maintained. (h) Notification of Certain Changes. Borrowers will promptly (and in no case later than the earlier of (i) ten (10) Business Days after the occurrence of any of the following and (ii) such other date that such information is required to be delivered pursuant to this Agreement or any other Loan Document) notify Lender in writing of: (i) the occurrence of any Default or Event of Default, (ii) [Reserved], (iii) [Reserved], (iv) any investigation, action, suit, proceeding or claim (or any development with respect to any existing investigation, action, suit, proceeding or claim) relating to any Loan Party, any officer or director of a Loan Party, the Collateral or which could reasonably be expected to have a Material Adverse Effect, (v) any violation or asserted violation of any applicable law (including OSHA or any environmental laws), if an adverse resolution could reasonably be expected to have a Material Adverse Effect, (vi) any other event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in a Material Adverse Effect, (vii) any actual or alleged breaches of any Material Contract or termination or threat to terminate any Material Contract or any material amendment to or modification of a Material Contract, or the execution of any new Material Contract by any Loan Party, and (viii) any change in any Loan Party’s certified accountant. In the event of each such notice under this Section 5.15(h), Borrowers shall give notice to Lender of the action or actions that each Loan Party has taken, is taking, or proposes to take with respect to the event or events giving rise to such notice obligation. (i) Other Information. Promptly upon request, such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or each Loan Party’s business or financial condition or results of operations. 5.16 Litigation Cooperation. Should any third-party suit, regulatory action, or any other judicial, administrative, or similar proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to any Loan Party, this Agreement, any other Loan Document or the transactions contemplated hereby, each Loan Party shall, without expense to Lender, make available each Loan Party, such Loan Party’s officers, employees and agents, and any Loan Party’s books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

-26- 140690.01137/129252919v.2 5.17 Maintenance of Collateral, Etc. Each Loan Party will maintain all of the Collateral in good working condition, ordinary wear and tear excepted, and no Loan Party will use the Collateral for any unlawful purpose. 5.18 Material Contracts. Except as expressly disclosed in Section 53 of the Information Certificate(s), no Loan Party is (a) a party to any contract which has had or could reasonably be expected to have a Material Adverse Effect or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contract to which it is a party or by which any of its assets or properties is bound, which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect (a “Material Contract”). 5.19 No Default. No Default or Event of Default has occurred and is continuing. 5.20 No Material Adverse Change. Since December 31, 2021 there has been no material adverse change in the financial condition, business, prospects, operations, or properties of any Loan Party. 5.21 Full Disclosure. No written report, notice, certificate, information or other statement delivered or made (including, in electronic form) by or on behalf of any Loan Party or any of their respective Affiliates to Lender in connection with this Agreement or any other Loan Document contains or will at any time contain any untrue statement of a material fact, or omits or will at any time omit to state any material fact necessary to make any statements contained herein or therein not misleading. Except for matters of a general economic or political nature which do not affect any Loan Party uniquely, there is no fact presently known to any Loan Party which has not been disclosed to Lender, which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.22 Sensitive Payments. No Loan Party (a) has made or will at any time make any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the applicable laws of the United States or the jurisdiction in which made or any other applicable jurisdiction, (b) has established or maintained or will at any time establish or maintain any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (c) has made or will at any time make any payments to any Person with the intention that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment, or (d) has engaged in or will at any time engage in any “trading with the enemy” or other transactions violating any rules or regulations of the Office of Foreign Assets Control or any similar applicable laws, rules or regulations. 5.23 Parent. As of the Closing Date, Parent does not (a) have any material assets other than cash and the outstanding shares of Equity Interests issued by Borrowers and by Ctrack Holdings (Pty) Ltd., a company organized under the laws of South Africa, (b) have any Subsidiaries other than those set forth in Section 20 the Information Certificate(s), or (c) have any material liabilities other than the Obligations, the obligations under the Convertible Notes Documents and obligations with respect to its Series E Preferred Stock. 5.24 Convertible Notes. Borrowers have furnished Lender a true, correct and complete copy of each of the Convertible Notes Documents. No statement or representation made in any of the Convertible Notes Documents by Borrowers or any other Loan Party or, to Borrowers’ knowledge, any other Person, at the time such Convertible Notes Documents were entered into contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading in any material respect as of the time that such statement or representation was made. Each of the representations

-27- 140690.01137/129252919v.2 and warranties of the Loan Parties set forth in each of the Convertible Notes Documents were true and correct in all material respects as of the time that they were made. No portion of the Convertible Notes Debt is, or at any time shall be, secured by any assets of any of the Loan Parties or any other Person or any Equity Interests issued by any of the Loan Parties. Each Borrower and each other Loan Party acknowledges that Lender is entering into this Agreement and extending credit and making the Loans in reliance upon this Section 5.24. 5.25 Negative Covenants. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, without Lender’s prior written consent: (a) merge or consolidate with another Person, except that: (1) a Loan Party may merge or consolidate with another Loan Party, and any Subsidiary of a Loan Party may merge or consolidate with a Loan Party, in each case, so long as (i) the related Loan Party shall provide Lender with ten (10) days’ prior written notice of such merger or consolidation, (ii) in connection with any merger or consolidation to which a Borrower is a party, such Borrower must be the surviving entity of merger or consolidation, (iii) in connection with any merger or consolidation between a Loan Party and any of its Subsidiaries which is not a Loan Party, such Loan Party must be the surviving entity of merger or consolidation, and (iv) such Loan Party shall deliver to Lender all of the relevant agreements, documents and instruments evidencing such merger or consolidation; and (2) a Loan Party may merge or consolidate with another Person for any mergers or consolidations in connection with any Permitted Acquisitions so long as the survivor of any such merger or consolidation is or becomes a Loan Party in connection with such transaction in accordance with the terms of this Agreement; (b) acquire any assets except (1) for Permitted Acquisitions, and (2) in the ordinary course of business and as otherwise expressly permitted by this Agreement; (c) enter into any transaction outside the ordinary course of business that is not expressly permitted by this Agreement; provided, however, that Parent may issue Equity Interests of Parent to the extent (i) such Equity Interests are not Disqualified Equity Interests, (ii) such issuance is done in the ordinary course of business and consistent with past practices, and (iii) the proceeds of such issuance are applied in accordance with Section 1.8(a). (d) sell, transfer, return, or dispose of any Collateral or other assets with an aggregate value in excess of $100,000 in any calendar month, other than: (i) the sale by a Loan Party of Inventory in the ordinary course of its business, (ii) any sale, lease, transfer or other disposition by a Loan Party to any other Loan Party in the ordinary course of business and not otherwise prohibited by this Agreement, (iii) any sale, disposition, or transfer of obsolete, worn-out or unneeded Equipment, (iv) any sale, lease, transfer or other disposition constituting a Permitted Investment, and (v) dispositions and transfers of cash and cash equivalents in the ordinary course of business and not in violation of this Agreement; (e) make any loans to, or investments in, any Affiliate or other Person in the form of money or other assets; provided, that (i) Borrowers may make loans and investments in their respective wholly- owned domestic Subsidiaries that are Loan Parties, (ii) a Loan Party may make loans to, and investments

-28- 140690.01137/129252919v.2 in, another Loan Party, (iii) a Loan Party may acquire Permitted Investments, (iv) a Loan Party may receive minority investments in Persons given to such Loan Party by such Person in exchange for services provided by the applicable Loan Party, (v) a Loan Party may make loans not involving the transfer of cash or cash equivalents to officers, directors, employees or consultants of such Loan Party for the purchase of equity interests, or rights to acquire equity interests, issued for compensatory purposes, and (vi) Parent may make loans to, and investments in, Ctrack Holdings (Pty) Ltd. in an aggregate amount not to exceed $1,000,000, so long as immediately before and after giving effect to such loan or investment, the Payment Conditions have been satisfied; (f) incur any Indebtedness other than the Obligations and Permitted Indebtedness; (g) create, incur, assume or suffer to exist any Lien or other encumbrance of any nature whatsoever, other than in favor of Lender to secure the Obligations, on any of the Collateral whether now or hereafter owned, other than Permitted Liens; (h) guaranty or otherwise become liable with respect to the obligations of any Person other than (i) liabilities in respect of the Obligations, (ii) guarantees in respect of Permitted Indebtedness, and (iii) the obligations of (A) Subsidiaries under agreements regarding manufacturing, assembling and delivery of finished Inventory with contract manufacturers and suppliers in the ordinary course of business and consistent with past practices, (B) Subsidiaries real property lease obligations existing on the Closing Date and set forth in Section 5.25(h) of the Information Certificate or entered into after the Closing Date in the ordinary course of business and consistent with past practices to the extent that the rental obligations under such agreements do not exceed $500,000 in the aggregate in any Fiscal Year, and (C) the Loan Parties under agreements existing on the Closing Date with Qualcomm, and (iv) guarantees of performance obligations of its Subsidiaries under contracts entered into in the ordinary course of business, so long as the obligations under such contracts do not exceed $1,000,000 in the aggregate; (i) pay or declare any dividends or other distributions on any Loan Party’s Equity Interests (except for dividends payable solely in capital stock or other Equity Interests of such Loan Party and dividends and distributions to Borrowers); provided, that, notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is then continuing or would result therefrom, each Borrower may make quarterly distributions to its members to permit such members to pay estimated federal and state income taxes then required to be made by such members as a result of being taxed on all or a portion of such Borrower’s net income (“Permitted Tax Distributions”); provided, further, that, prior to paying any such distribution, Borrowers shall provide Lender with a statement and supporting documentation showing how the amount of such distributions was calculated and the same shall be subject to Lender’s approval in its Permitted Discretion, prior to the making of any such distribution (which approval shall not be unreasonably withheld, conditioned, or delayed). When the applicable limited liability company Borrower’s fiscal year-end financial statements have been completed, if the amount of Permitted Tax Distributions so paid to such Borrower’s members during such year exceeds the amount of the federal and state income tax payable by them as a result of their being taxed on all or a portion of such Borrower’s net income by more than $10,000, then such Borrower shall cause such members to make cash capital contributions to such Borrower in an amount equal to such excess within thirty (30) days after the amounts thereof have been determined, and in the event any of such Borrower’s members are entitled to a tax refund as a result of losses incurred by such Borrower, such Borrower shall cause such members to make cash capital contributions to such Borrower in an amount equal to such refunds within thirty (30) days after their receipt of the same;

-29- 140690.01137/129252919v.2 (j) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Loan Party’s Equity Interests; provided that Parent may repurchase equity interests in Parent so long as immediately before and after giving effect to repurchase, the Payment Conditions have been satisfied; (k) dissolve or elect to dissolve, other than with respect to (1) Inseego Japan K.K., (2) Novatel Wireless (Italy) S.r.J. and (3) any other international subsidiary that a Loan Party determines is no longer necessary or desirable, so long as the assets of any such entity that has dissolved or elected to dissolve have been contributed to a Loan Party or to a wholly-owned subsidiary of a Loan Party whose Equity Interests constitute Pledged Equity; (l) engage, directly or indirectly, in a business other than the business which is being conducted on the date hereof or any business reasonably related, incidental or ancillary thereto, wind up its business operations or cease substantially all, or any material portion, of its normal business operations, or suffer any material disruption, interruption or discontinuance of a material portion of its normal business operations; (m) (i) pay any principal or other amount on any Indebtedness that is contractually subordinated to Lender in violation of the applicable subordination or intercreditor agreement or optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than the Obligations in accordance with this Agreement or (ii) make any payment on account of the Convertible Notes Debt, provided Parent may make regularly scheduled payments of interest on the Convertible Notes Debt required to be paid pursuant to the Convertible Notes documents so long as no Default or Event of Default has occurred and is then continuing, both before and after giving effect thereto; (n) enter into any transaction with an Affiliate other than (i) transactions between or among Loan Parties expressly permitted by this Agreement, (ii) transactions on arms-length terms in the ordinary course of business in a manner consistent with then current past practices, and (iii) the payment of reasonable customary compensation and benefits and reimbursements of out-of- pocket costs to, and the provision of indemnity on behalf of, directors, officers, consultants, employees and members of the boards of directors of the Loan Parties and their subsidiaries; (o) change its jurisdiction of organization or enter into any transaction which has the effect of changing its jurisdiction of organization except as provided for in Section 5.8; (p) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of any Loan Party’s Organic Documents, except for such amendments or other modifications required by applicable law, that are ministerial in nature, or that are not adverse to Lender, and then, only to the extent such amendments or other modifications are fully disclosed in writing to Lender no less than five (5) Business Days prior to being effectuated; (q) enter into or assume any agreement prohibiting the creation or assumption of any Lien on the Collateral to secure the Obligations upon its properties or assets, whether now owned or hereafter acquired, other than this Agreement and any other agreement relating to Permitted Indebtedness, applicable law and customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto; (r) create or otherwise cause or suffer to exist or become effective any encumbrance or restriction (other than any Loan Documents) of any kind on the ability of any such Person to pay or make any dividends or distributions to Borrowers, to pay any of the Obligations, to make loans or advances or

-30- 140690.01137/129252919v.2 to transfer any of its property or assets to Borrowers, except customary terms and conditions in respect of any Permitted Indebtedness or Permitted Liens; (s) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of any Convertible Notes Document in any manner that is adverse to the interests of any Loan Party (or Loan Parties taken as a whole or Parent and its subsidiaries taken as a whole) or Lender; or (t) (i) divide or enter into any plan of division pursuant to section 18-217 of the Delaware Limited Liability Company Act or any similar stature or provision under any applicable law or otherwise, (ii) dispose of any property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law or (iii) make any payment or distribution pursuant to a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law. 5.26 Financial Covenants. Each Loan Party shall at all times comply with the Financial Covenants described on Schedule E. 5.27 Employee and Labor Matters. As of the Closing Date, there is (a) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (c) to the knowledge of any Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. As of the Closing Date, none of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrowers, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a material liability. 5.28 Post-Closing Matters. Loan Parties shall execute and deliver the documents and take such actions (or cause such actions to be taken by other Persons) as are set forth in the section labeled “Post Closing Deliverables and Covenants” on Exhibit B, in each case, on or prior to the deadlines specified on Exhibit B (or such later dates as Lender may agree in its sole discretion). 5.29 Updates to the Information Certificate. The Loan Parties shall deliver to Lender promptly as shall be required to maintain the related representations and warranties as true and correct, updates to the following Sections of the Information Certificates: Sections 27-32 (Locations), Section 1 (Legal Name), Section 3 (Type of Entity; State of Organization) Section 18 (Equityholders), Section 40 (Commercial Tort Claims), Section 43 (Letter-of-Credit Rights), and Section 53 (Material Contacts); provided, that absent the occurrence and continuance of any Event of Default, such updates shall be required solely in connection with delivery of a Compliance Certificate, as required under this Agreement. Any such updated sections to the Information Certificates delivered by the Loan Parties to Lender in accordance with this Section 5.29 shall automatically and immediately be deemed to supplement or amend and restate,

-31- 140690.01137/129252919v.2 as applicable, the prior version of such sections of the Information Certificates previously delivered to Lender and attached to and made part of this Agreement. 6. LIMITATION OF LIABILITY AND INDEMNITY. 6.1 Limitation of Liability. In no circumstance will Lender, any Participant, any of their respective successors and assigns, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys or agents (the “Released Parties”) be liable for lost profits or other special, punitive, or consequential damages relating to or arising out of this Agreement or the other Loan Documents. Notwithstanding any provision in this Agreement to the contrary, this Section 6.1 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans. 6.2 Indemnity/Currency Indemnity. (a) Each Loan Party hereby agrees to indemnify the Released Parties and hold them harmless from and against any and all claims, debts, liabilities, losses, demands, obligations, actions, causes of action, fines, penalties, costs and expenses (including reasonable and documented attorneys’ fees and consultants’ fees), of every nature, character and description (including, without limitation, natural resources damages, property damage and claims for personal injury), which the Released Parties may sustain or incur based upon or arising out of any of the transactions contemplated by this Agreement or any other Loan Documents or any of the Obligations, including any transactions or occurrences relating to the issuance of any Letter of Credit, any Collateral relating thereto, any drafts thereunder and any errors or omissions relating thereto (including, without limitation, any loss or claim due to any action or inaction taken by the issuer of any Letter of Credit or Lender) (and for this purpose any charges to Lender by any issuer of Letters of Credit shall be conclusive as to their appropriateness and may be charged to the Loan Account), or any other matter, including any breach of any covenant or representation or warranty relating to any environmental and health and safety laws or an environmental release, cause or thing whatsoever occurred, done, omitted or suffered to be done by Lender relating to any Loan Party or the Obligations (except any such amounts sustained or incurred solely as the result of the gross negligence or willful misconduct of such Released Parties, as finally determined by a court of competent jurisdiction). Notwithstanding any provision in this Agreement to the contrary, this Section 6.2 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. (b) If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction with respect to this Agreement or any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the “Judgment Currency”) any amount due under this Agreement or under any Loan Document in any currency other than the Judgment Currency (the “Currency Due”) (or for the purposes of Section 1.7(d)), then, to the extent permitted by law, conversion shall be made at the exchange rate reasonably selected by Lender on the Business Day before the day on which judgment is given (or for the purposes of Section 1.7(d), on the Business Day on which the payment was received by the Lender). In the event that there is a change in such exchange rate between the Business Day before the day on which the judgment is given and the date of receipt by the Lender of the amount due, each Loan Party shall to the extent permitted by law, on the date of receipt by Lender, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any as may be necessary to ensure that the amount received by Lender on such date is the amount in the Judgment Currency which (when converted at such exchange rate on the date of receipt by Lender in accordance with normal banking procedures in the relevant jurisdiction) is the amount then due under this Agreement or such Loan Document in the Currency Due. If the amount of the Currency Due (including any Currency Due for purposes of Section 1.7(c)) which the Lender is so able to purchase is less than the amount of the Currency Due (including any Currency Due for

-32- 140690.01137/129252919v.2 purposes of Section 1.7(c)) originally due to it, each Loan Party shall to the extent permitted by law jointly and severally indemnify and save Lender harmless from and against loss or damage arising as a result of such deficiency. 7. EVENTS OF DEFAULT AND REMEDIES. 7.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) if any warranty, representation, statement, report or certificate made or delivered to Lender by or on behalf of any Loan Party is untrue or misleading in any material respect on the date when made or deemed to have been made; (b) if any Loan Party fails to pay to Lender, (i) when due, any principal or interest payment required under this Agreement or any other Loan Document, or (ii) within three (3) Business Days when due, any other monetary Obligation under this Agreement or any other Loan Document; (c) (1) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in Section 3.2, 4.1, 4.7, 4.8, 5.2, 5.3, 5.13, 5.14, 5.15, 5.24, 5.25, 5.26 or 5.28 of this Agreement; or (2) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in any provision of this Agreement or any other Loan Document and not addressed in clauses Sections 7.1(a), (b) or (c)(1), and the continuance of such default unremedied for a period of twenty (20) days; provided, that such twenty (20) day grace period shall not be available for any default that is not reasonably capable of being cured within such period; (d) if one or more final, non-appealable judgments shall be entered against a Loan Party involving in the aggregate a liability (to the extent not covered by insurance) of $700,000 or more and all such judgments shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within twenty (20) Business Days from the entry thereof; (e) any default with respect to any Indebtedness (other than the Obligations) of any Loan Party in a principal amount in excess of $500,000 if (i) such default shall consist of the failure to pay such Indebtedness when due, whether by acceleration or otherwise, or (ii) the effect of such default is to permit the holder, with or without notice or lapse of time or both, to accelerate the maturity of any such Indebtedness or to cause such Indebtedness to become due prior to the stated maturity thereof (without regard to the existence of any subordination or intercreditor agreements); (f) the dissolution (except as permitted under Section 5.25(k) hereof), death, termination of existence, insolvency or business failure of any Loan Party (or of any general partner of any Loan Party if it is a partnership); (g) if any Loan Party shall apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt or insolvent or be the subject of an order for relief under the Bankruptcy Code (or under any bankruptcy or insolvency law of a foreign jurisdiction with competent jurisdiction over such Loan Party), or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding

-33- 140690.01137/129252919v.2 under any such law, or take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing; (h) the commencement of an involuntary case or other proceeding against any Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and the same is not dismissed within sixty (60) days, or if an order for relief is entered against any Loan Party under any bankruptcy, insolvency or other similar applicable law as now or hereafter in effect; (i) the actual or attempted revocation or termination of, or limitation or denial of liability under, any guaranty of any of the Obligations, or any security document securing any of the Obligations, by any Loan Party; (j) if any Loan Party makes any payment on account of any Indebtedness or obligation which has been contractually subordinated to the Obligations other than payments which are not prohibited by the applicable subordination provisions pertaining thereto, or if any Person who has subordinated such Indebtedness or obligations attempts to limit or terminate any applicable subordination provisions pertaining thereto; (k) if there is any actual indictment or conviction of any Borrower, any Guarantor or any of their respective Senior Officers under any criminal statute in each case related to a felony committed in the direct conduct of any Borrower’s, or such Guarantor’s business, as applicable, and such Senior Officer is not removed within fifteen (15) Business Days; (l) if (i) Parent shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of any Borrower, or (ii) the Borrowers shall collectively cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of each other Loan Party; (m) [Reserved]; (n) if any Lien purported to be created by any Loan Document shall cease to be a valid perfected first priority Lien (subject only to any priority accorded by law to Permitted Liens) on any material portion of the Collateral, or any Loan Party shall assert in writing that any Lien purported to be created by any Loan Document is not a valid perfected first priority lien (subject only to any priority accorded by law to Permitted Liens) on the assets or properties purported to be covered thereby; (o) if any of the Loan Documents shall cease to be in full force and effect (other than as a result of the discharge thereof in accordance with the terms thereof or by written agreement of all parties thereto); (p) [Reserved]; (q) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $250,000, (ii) the existence of any Lien under Section 430(k) or Section 6321 of the Code or Section 303(k) or Section 4068 of ERISA on any assets of a Loan Party or any ERISA Affiliate, or (iii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable

-34- 140690.01137/129252919v.2 grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $250,000; (r) If (i) any Loan Party is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any material part of its business, (ii) any Loan Party suffers the loss, revocation or termination of any material license, permit, lease or agreement necessary to its business, or (iii) there is a cessation of any material part of any Loan Party’s business for a material period of time; or (s) an “Event of Default” (as defined in the applicable Convertible Notes Document) has occurred under any Convertible Notes Documents, which “Event of Default” shall not have been cured or waived within any applicable grace period. 7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc.. Upon the occurrence and during the continuance of an Event of Default Lender may, in Lender’s sole discretion (a) terminate all or any portion of its commitment to lend to or extend credit to Borrowers under this Agreement and/or any other Loan Document, without prior notice to any Loan Party, and/or (b) demand payment in full of all or any portion of the Obligations (whether or not payable on demand prior to such Event of Default), together the Early Payment/Termination Premium in the amount specified in the Fee Letter, and demand that the Letters of Credit be cash collateralized in the manner described in Section 1.7(c) and/or (c) take any and all other and further actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law and/or in equity. Notwithstanding the foregoing sentence, upon the occurrence of any Event of Default described in Section 7.1(g) or Section 7.1(h), without notice, demand or other action by Lender all of the Obligations (including without limitation the Early Payment/Termination Premium in the amount specified in the Fee Letter) shall immediately become due and payable whether or not payable on demand prior to such Event of Default. 7.3 Remedies with Respect to Collateral. Without limiting any rights or remedies Lender may have pursuant to this Agreement, the other Loan Documents, under applicable law or otherwise, upon the occurrence and during the continuance of an Event of Default: (a) Any and All Remedies. Lender may take any and all actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law or in equity, and the rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law or otherwise. (b) Collections; Modifications of Terms. Lender may but shall be under no obligation to (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) demand, sue for, collect and give receipts for and take all necessary or desirable steps to collect any Collateral or Proceeds in its or any Loan Party’s name, and apply any such collections against the Obligations as Lender may elect; (iii) take control of any Collateral and any cash and non-cash Proceeds of any Collateral; (iv) enforce, compromise, extend, renew settle or discharge any rights or benefits of each Loan Party with respect to or in and to any Collateral, or deal with the Collateral as Lender may deem advisable; and (v) make any compromises, exchanges, substitutions or surrenders of Collateral that Lender deems necessary or proper in its reasonable discretion, including extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to, consent of, or any other action of any Loan Party and without otherwise discharging or affecting the Obligations, the Collateral or the security interests granted to Lender under this Agreement or any other Loan Document.

-35- 140690.01137/129252919v.2 (c) Insurance. Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and each Loan Party’s name any checks or drafts constituting Proceeds of insurance. Any Proceeds of insurance received by Lender may be applied by Lender against payment of all or any portion of the Obligations as Lender may elect in its reasonable discretion. (d) Possession and Assembly of Collateral. Lender may take possession of the Collateral and/or without removal render each Loan Party’s Equipment unusable. Upon Lender’s request, each Loan Party shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender. (e) Set-off. Lender may and without any notice to, consent of or any other action by any Loan Party (such notice, consent or other action being expressly waived), set-off or apply (i) any and all deposits (general or special, time or demand, provisional or final) at any time held by or for the account of Lender or any Affiliate of Lender, and/or (ii) any Indebtedness at any time owing by Lender or any Affiliate of Lender or any Participant in the Loans to or for the credit or the account of any Loan Party, to the repayment of the Obligations irrespective of whether any demand for payment of the Obligations has been made. (f) Disposition of Collateral. (i) Sale, Lease, etc. of Collateral. Lender may, without demand, advertising or notice, all of which each Loan Party hereby waives (except as the same may be required by the UCC or other applicable law and is not waivable under the UCC or such other applicable law), at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as determined by Lender (provided such price and terms are commercially reasonable within the meaning of the UCC to the extent such sale or other disposition is subject to the UCC requirements that such sale or other disposition must be commercially reasonable) (A) sell, lease, license or otherwise dispose of any and all Collateral, and/or (B) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral. Lender may sell, lease, license or otherwise dispose of any Collateral in its then-present condition or following any preparation or processing deemed necessary by Lender in its reasonable discretion. Lender may be the purchaser at any such public or private sale or other disposition of Collateral, and in such case Lender shall apply the purchase price therefor to the Obligations due to Lender. Lender may, if it deems it reasonable, postpone or adjourn any sale or other disposition of any Collateral from time to time by an announcement at the time and place of the sale or disposition to be so postponed or adjourned without being required to give a new notice of sale or disposition; provided, however, that Lender shall provide the applicable Loan Party with written notice of the time and place of such postponed or adjourned sale or disposition. Each Loan Party hereby acknowledges and agrees that Lender’s compliance with any requirements of applicable law in connection with a sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any sale, lease, license or other disposition of such Collateral. (ii) Deficiency. Each Loan Party shall remain liable for all amounts of the Obligations remaining unpaid as a result of any deficiency of the Proceeds of the sale, lease, license or other disposition of Collateral after such Proceeds are applied to the Obligations as provided in this Agreement. (iii) Warranties; Sales on Credit. Lender may sell, lease, license or otherwise dispose of the Collateral without giving any warranties and may specifically disclaim any and all warranties, including but not limited to warranties of title, possession, merchantability and fitness. Each Loan Party hereby acknowledges and agrees that Lender’s disclaimer of any and all warranties in connection with a

-36- 140690.01137/129252919v.2 sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any such disposition of the Collateral. If Lender sells, leases, licenses or otherwise disposes of any of the Collateral on credit, Borrowers will be credited only with payments actually made in cash by the recipient of such Collateral and received by Lender and applied to the Obligations. If any Person fails to pay for Collateral acquired pursuant to this Section 7.3(f) on credit, Lender may re-offer the Collateral for sale, lease, license or other disposition. (g) Investment Property; Voting and Other Rights; Irrevocable Proxy. (i) All rights of each Loan Party to exercise any of the voting and other consensual rights which it would otherwise be entitled to exercise in accordance with the terms hereof with respect to any Investment Property, and to receive any dividends, payments, and other distributions which it would otherwise be authorized to receive and retain in accordance with the terms hereof with respect to any Investment Property, shall immediately, at the election of Lender (without requiring any notice) cease, and all such rights shall thereupon become vested solely in Lender, and Lender (personally or through an agent) shall thereupon be solely authorized and empowered, without notice, to (A) transfer and register in its name, or in the name of its nominee, the whole or any part of the Investment Property, it being acknowledged by each Loan Party that any such transfer and registration may be effected by Lender through its irrevocable appointment as attorney-in-fact pursuant to Section 7.3(g)(ii) and Section 4.4 of this Agreement, (B) exchange certificates and/or instruments representing or evidencing Investment Property for certificates and/or instruments of smaller or larger denominations, (C) exercise the voting and all other rights as a holder with respect to all or any portion of the Investment Property (including, without limitation, all economic rights, all control rights, authority and powers, and all status rights of each Loan Party as a member or as a shareholder (as applicable) of the Issuer), (D) collect and receive all dividends and other payments and distributions made thereon, (E) notify the parties obligated on any Investment Property to make payment to Lender of any amounts due or to become due thereunder, (F) endorse instruments in the name of each Loan Party to allow collection of any Investment Property, (G) enforce collection of any of the Investment Property by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any liabilities of any nature of any Person with respect thereto, (H) consummate any sales of Investment Property or exercise any other rights as set forth in Section 7.3(f) hereof, (I) otherwise act with respect to the Investment Property as though Lender was the outright owner thereof, and (J) exercise any other rights or remedies Lender may have under the UCC, other applicable law, or otherwise. (ii) EACH LOAN PARTY HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS ITS PROXY AND ATTORNEY-IN-FACT FOR SUCH LOAN PARTY WITH RESPECT TO ALL OF EACH SUCH LOAN PARTY’S INVESTMENT PROPERTY WITH THE RIGHT, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, WITHOUT NOTICE, TO TAKE ANY OF THE FOLLOWING ACTIONS: (A) TRANSFER AND REGISTER IN LENDER’S NAME, OR IN THE NAME OF ITS NOMINEE, THE WHOLE OR ANY PART OF THE INVESTMENT PROPERTY, (B) VOTE THE PLEDGED EQUITY, WITH FULL POWER OF SUBSTITUTION TO DO SO, (C) RECEIVE AND COLLECT ANY DIVIDEND OR ANY OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF, OR IN EXCHANGE FOR, THE INVESTMENT PROPERTY OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO ANY LOAN PARTY FOR THE SAME, (D) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES, AND REMEDIES (INCLUDING ALL ECONOMIC RIGHTS, ALL CONTROL RIGHTS, AUTHORITY AND POWERS, AND ALL STATUS RIGHTS OF EACH LOAN PARTY AS A MEMBER OR AS A SHAREHOLDER (AS APPLICABLE) OF THE ISSUER) TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED EQUITY, GIVING OR WITHHOLDING

-37- 140690.01137/129252919v.2 WRITTEN CONSENTS OF MEMBERS OR SHAREHOLDERS, CALLING SPECIAL MEETINGS OF MEMBERS OR SHAREHOLDERS, AND VOTING AT SUCH MEETINGS), AND (E) TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH LENDER MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL (X) ALL OF THE OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, (Y) LENDER HAS NO FURTHER OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND (Z) THE COMMITMENTS UNDER THIS AGREEMENT HAVE EXPIRED OR HAVE BEEN TERMINATED (IT BEING UNDERSTOOD AND AGREED THAT SUCH OBLIGATIONS WILL BE AUTOMATICALLY REINSTATED IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY LENDER FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, AS A PREFERENCE, FRAUDULENT CONVEYANCE, OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY, OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE AND DOCUMENTED ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY LENDER IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL HEREBY BE DEEMED TO BE INCLUDED AS A PART OF THE OBLIGATIONS). SUCH APPOINTMENT OF LENDER AS PROXY AND AS ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN ANY ORGANIC DOCUMENTS OF ANY LOAN PARTY, ANY ISSUER, OR OTHERWISE. (iii) In order to further effect the foregoing transfer of rights in favor of Lender, upon the occurrence and during the continuance of an Event of Default, each Loan Party hereby authorizes and instructs each Issuer of Pledged Equity by such Loan Party to comply with any instruction received by such Issuer from Lender without any other or further instruction from such Loan Party, and each Loan Party acknowledges and agrees that each Issuer shall be fully protected in so complying, and to pay any dividends, distributions, or other payments with respect to any of the Investment Property directly to Lender. (iv) Upon exercise of the proxy set forth herein, all prior proxies given by any Loan Party with respect to any of the Pledged Equity or other Investment Property, as applicable (other than to Lender), are hereby revoked, and no subsequent proxies (other than to Lender) will be given with respect to any of the Pledged Equity or any of the other Investment Property, as applicable, unless Lender otherwise subsequently agrees in writing. Lender, as proxy, will be empowered and may exercise the irrevocable proxy to vote the Pledged Equity and/or the other Investment Property at any and all times following the occurrence and during the continuation of an Event of Default, including, without limitation, at any meeting of shareholders or members, as the case may be, however called, and at any adjournment thereof, or in any action by written consent, and may waive any notice otherwise required in connection therewith. To the fullest extent permitted by applicable law, Lender shall have no agency, fiduciary, or other implied duties to any Loan Party, any Issuer, any Loan Party, or any other Person when acting in its capacity as such proxy or attorney-in-fact. Each Loan Party hereby waives and releases any claims that it may otherwise have against Lender with respect to any breach, or alleged breach, of any such agency, fiduciary, or other duty. (v) Any transfer to Lender or its nominee, or registration in the name of Lender or its nominee, of the whole or any part of the Investment Property shall be made solely for purposes of

-38- 140690.01137/129252919v.2 effectuating voting or other consensual rights with respect to the Investment Property in accordance with the terms of this Agreement and is not intended to effectuate any transfer of ownership of any of the Investment Property. Notwithstanding the delivery by Lender of any instruction to any Issuer or any exercise by Lender of an irrevocable proxy or otherwise, Lender shall not be deemed the owner of, or assume any obligations or any liabilities whatsoever of the owner or holder of, any Investment Property unless and until Lender expressly accepts such obligations in a duly authorized and executed writing and agrees in writing to become bound by the applicable Organic Documents or otherwise becomes the owner thereof under applicable law (including through a sale as described in Section 7.3(f) hereof). The execution and delivery of this Agreement shall not subject Lender to, or transfer or pass to Lender, or in any way affect or modify, the liability of any Loan Party under the Organic Documents of any Issuer or any related agreements, documents, or instruments or otherwise. In no event shall the execution and delivery of this Agreement by Lender, or the exercise by Lender of any rights hereunder or assigned hereby, constitute an assumption of any liability or obligation whatsoever of any Loan Party to, under, or in connection with any of the Organic Documents of any Issuer or any related agreements, documents, or instruments or otherwise. (h) Election of Remedies. Lender shall have the right in Lender’s sole discretion to determine which rights, security, Liens and/or remedies Lender may at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way impairing, modifying or affecting any of Lender’s other rights, security, Liens or remedies with respect to such Property, or any of Lender’s rights or remedies under this Agreement or any other Loan Document. (i) Lender’s Obligations. Each Loan Party agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshal any Collateral of any kind for the benefit of any other creditor of any Loan Party or any other Person. Lender shall not be responsible to any Loan Party or any other Person for loss or damage resulting from Lender’s failure to enforce its Liens or collect any Collateral or Proceeds or any monies due or to become due under the Obligations or any other liability or obligation of any Loan Party to Lender. (j) Waiver of Rights by Loan Parties. Except as otherwise expressly provided for in this Agreement or by non-waivable applicable law, each Loan Party waives: (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard, (ii) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies and (iii) the benefit of all valuation, appraisal, marshalling and exemption laws. 7.4 Equity Cure Right. In connection with the failure of Borrowers to perform, keep or observe any term, provision, condition or covenant contained on Schedule E (a “Financial Covenant Default”), Borrowers shall have the right to cure a Financial Covenant Default on the following terms and conditions (the “Equity Cure”): (a) In the event Borrowers desire to cure a Financial Covenant Default, Borrowing Agent shall deliver to Lender irrevocable written notice of its intent to cure (a “Cure Notice”) at any time during the period commencing on the date that the financial statements and corresponding Compliance Certificate as of and for the period ending on the last day of the month as of which such Financial Covenant Default occurred (the “Testing Dates”) are delivered to Lender and ending on the tenth (10th) day after Lender’s

-39- 140690.01137/129252919v.2 receipt of such financial statements and Compliance Certificate. The Cure Notice shall set forth the calculation of the Financial Covenant Cure Amount (as hereinafter defined). (b) In the event Borrowing Agent delivers a Cure Notice, a Specified Equity Contribution (as hereinafter defined) shall be made in an amount equal to the Financial Covenant Cure Amount at any time during the period commencing on the date of Lender’s receipt of such Cure Notice and ending on the tenth (10th) day following the date on which the relevant financial statements and Compliance Certificate were required to be delivered to Lender (such tenth (10th) day, the “Required Contribution Date”). The applicable shareholders of Parent shall make a capital contribution to a Borrower, as applicable, in the form of cash equity (a “Specified Equity Contribution”) or subordinated Indebtedness, whether secured or unsecured as determined by the applicable shareholders of Parent and so specified in the applicable Cure Notice, that is subject to a subordination agreement between applicable shareholders of Parent and Lender satisfactory to Lender and the proceeds thereof equal to the Financial Covenant Cure Amount shall be immediately contributed by the applicable shareholders of Parent to the capital of Borrowers and paid directly to Lender for application to the Obligations as follows: first, on account of the principal of and interest on the Revolving Loans, and second, after the Revolving Loans are paid in full, to the remaining Obligations in the order set forth in Section 4.2 hereof. The “Financial Covenant Cure Amount” shall be the amount which, if added to the amount of Liquidity as of the applicable Testing Date, would result in Borrowers being in pro forma compliance with the applicable Financial Covenant as of such Testing Date. (c) Notwithstanding anything to the contrary contained in the foregoing or this Agreement, (i) Borrowers’ rights under this Section 7.4 (A) may be exercised not more than 3 times during the term of this Agreement, (B) may not be exercised if the amount of the proposed Specified Equity Contribution exceeds $5,000,000, and (C) may not be exercised if the amount of the proposed Specified Equity Contribution, together with the amount of all Specified Equity Contributions, exceeds $15,000,000, and (ii) the Specified Equity Contribution contributed shall equal or exceed the Financial Covenant Cure Amount. 8. LOAN GUARANTY. 8.1 Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Lender, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations and all costs and expenses, including all court costs and reasonable and documented attorneys’ fees and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower, any Guarantor of all or any part of the Obligations (and such costs and expenses paid or incurred shall be deemed to be included in the Obligations). Each Guarantor further agrees that the Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any branch or Affiliate of Lender that extended any portion of the Obligations. 8.2 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Guarantor waives any right to require Lender to sue or otherwise take action against any Borrower, any other Guarantor, or any other Person obligated for all or any part of the Obligations, or otherwise to enforce its payment against any Collateral securing all or any part of the Obligations. 8.3 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise expressly provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or

-40- 140690.01137/129252919v.2 termination for any reason (other than the indefeasible payment in full in cash of all of the Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Guarantor; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other Guarantor, or their assets or any resulting release or discharge of any obligation of any Borrower or any other Guarantor; or (iv) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Borrower, any other Guarantor, Lender, or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Borrower or any other Guarantor, of the Obligations or any part thereof. (c) Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for all or any part of the Obligations or all or any part of any obligations of any Guarantor; (iv) any action or failure to act by Lender with respect to any Collateral; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all of the Obligations). 8.4 Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of any Guarantor or the unenforceability of all or any part of the Obligations from any cause, or the cessation from any cause of the liability of any Guarantor, other than the indefeasible payment in full in cash of all of the Obligations. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, or any other Person. Each Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. Lender may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to it against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor under this Loan Guaranty except to the extent the Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any other Guarantor or any security. 8.5 Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Borrower or any other Guarantor, or any Collateral, until the Termination Date.

-41- 140690.01137/129252919v.2 8.6 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or any other Person, or otherwise, each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Lender is in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Obligations shall nonetheless be payable by the Loan Parties forthwith on demand by Lender. This Section 8.6 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. 8.7 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Loan Guaranty, and agrees that Lender shall not have any duty to advise any Guarantor of information known to it regarding those circumstances or risks. 8.8 Termination. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Loan Guaranty as to future Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender, (d) no payment by any Borrower, any other Guarantor, or from any other source, prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment, by any Borrower or from any source other than a Guarantor which has made such a revocation, made subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder. 8.9 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any federal or state corporate law or other law governing business entities, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Parties or Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of Lender to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of Lender hereunder, provided, that, nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability.

-42- 140690.01137/129252919v.2 8.10 Contribution. In the event any Guarantor shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty (such Guarantor a “Paying Guarantor”), each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Section 8.10, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from Borrowers after the date hereof (whether by loan, capital infusion or by other means) to (b) the aggregate Maximum Liability of all Loan Parties hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by such Loan Parties from Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Guarantor’s several liability for the entire amount of the Obligations (up to such Guarantor’s Maximum Liability). Each of the Loan Parties covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of all of the Obligations. This provision is for the benefit of Lender and the Loan Parties and may be enforced by any one, or more, or all of them in accordance with the terms hereof. 8.11 Liability Cumulative. The liability of each Guarantor under this Section 8 is in addition to and shall be cumulative with all liabilities of each Guarantor to Lender under this Agreement and the other Loan Documents to which such Guarantor is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. 9. PAYMENTS FREE OF TAXES; OBLIGATION TO WITHHOLD; PAYMENTS ON ACCOUNT OF TAXES. 9.1 Taxes. (a) Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall to the extent permitted by applicable laws be made free and clear of and without reduction or withholding for any Taxes, except as required by applicable law. If, however, applicable laws require the Loan Parties to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such laws as the case may be, upon the basis of the information and documentation to be delivered pursuant to clause (e) below. (b) If any Loan Party shall be required by applicable law to withhold or deduct any Taxes from any payment, then (i) such Loan Party shall withhold or make such deductions as are required based upon the information and documentation it has received pursuant to clause (e) below, (ii) such Loan Party shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the applicable law, and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Loan Parties shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. Upon request by Lender or other Recipient, Borrowers

-43- 140690.01137/129252919v.2 shall deliver to Lender or such other Recipient, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment of Indemnified Taxes, a copy of any return required by applicable law to report such payment or other evidence of such payment reasonably satisfactory to Lender or such other Recipient, as the case may be. (c) Without limiting the provisions of subsections (a) and (b) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (d) Without limiting the provisions of subsections (a) through (c) above, each Loan Party shall, and does hereby, on a joint and several basis indemnify Lender and each other Recipient (and their respective directors, officers, employees, affiliates and agents) and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid or incurred by Lender or any other Recipient on account of, or in connection with any Loan Document or a breach by a Loan Party thereof, and any penalties, interest and related expenses and losses arising therefrom or with respect thereto (including the fees, charges and disbursements of any counsel or other tax advisor for Lender or any other Recipient (or their respective directors, officers, employees, affiliates, and agents)), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to Borrowers shall be conclusive absent manifest error. Notwithstanding any provision in this Agreement to the contrary, this Section 9.1 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans. (e) If Lender or any Participant is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document, Lender shall deliver to Borrowers and each such Participant shall deliver to Lender granting the participation, at the time or times prescribed by applicable laws or reasonably requested by the Borrowers or Lender granting the participation, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Lender shall deliver to Borrowers and each Participant shall deliver to Lender granting the participation, at the time or times prescribed by applicable laws or reasonably requested by the Borrowers or the Lender granting the participation, such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction or such other reasonably requested information as will enable Borrowers or Lender granting the participation, as the case may be, to determine (i) whether or not payments made hereunder or under any other Loan Document are subject to Taxes or information reporting requirements, (ii) if applicable, the required rate of withholding or deduction, and (iii) such Lender’s or Participant’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Recipient by the Loan Parties pursuant to this Agreement or otherwise to establish such Recipient’s status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 9.1(e)(i), (ii) or (iii)) shall not be required if in the Lender’s or Participant’s reasonable judgment such completion, execution or submission would subject such Lender or Participant to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Participant. Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States: (i) Lender (or Participant) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Borrowers (or Lender granting a participation as

-44- 140690.01137/129252919v.2 applicable) on or about the date on which Lender becomes a lender (or such Participant is granted a participation) under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or Lender granting such participation), properly completed and executed copies of Internal Revenue Service Form W-9 (or any successor form), certifying that Lender (or such Participant) is exempt from U.S. federal backup withholding tax; (ii) Lender (or Participant) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Non-U.S. Recipient”) shall deliver to Borrowers (and Lender granting a participation in case the Non-U.S. Recipient is a Participant) on or prior to the date on which such Non-U.S. Recipient becomes a lender (or such Participant is granted a participation) under this Agreement (and from time to time thereafter upon the reasonable request of Borrowers or Lender granting such participation but only if such Non-U.S. Recipient is legally entitled to do so), whichever of the following is applicable: (A) properly completed and executed copies of Internal Revenue Service Form W-8BEN (or any successor form) or Form W-8BEN-E (or any successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party; (B) properly completed and executed copies of Internal Revenue Service Form W-8ECI (or any successor form); (C) to the extent a Non-U.S. Recipient is not the beneficial owner, properly completed and executed copies of Internal Revenue Service Form W-8IMY (or any successor form) and all required supporting documentation; (D) each Non-U.S. Recipient claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, shall provide (x) a certificate to the effect that such Non-U.S. Recipient is not (I) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (III) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) properly completed and executed copies of Internal Revenue Service Form W-8BEN (or any successor form) or Form W-8BEN-E (or any successor form); and/or (E) properly completed and executed copies of any other form prescribed by applicable law (including FATCA) as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or any Lender granting a participation, to determine the withholding or deduction required to be made; (iii) If a payment made to Lender (or Participant) under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if Lender (or such Participant) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Lender (or such Participant) shall deliver to the Borrowers and Lender granting such participation at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or Lender granting such participation such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or Lender granting such participation as may be necessary for the Borrowers and Lender granting such participation to comply with their obligations under FATCA and to determine that Lender or such Participant has complied with Lender’s or such Participant’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and (iv) If any form or certification previously delivered by Lender (or any Participant) expires or becomes obsolete or inaccurate in any respect, Lender (or any Participant) shall update such form or certification or promptly notify Borrowers (or Lender granting a participation) of its legal inability to do so. (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 9.1 (including by the

-45- 140690.01137/129252919v.2 payment of additional amounts pursuant to this Section 9.1), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 9.1(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 9.1(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 9.1(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. For purposes of this Section 9.1(f), all references to “refund” shall include the monetary benefit of a credit received in lieu of a refund of Taxes. (g) Each party’s obligations under this Section 9.1 shall survive any assignment of rights by Lender or any Participant and the repayment, satisfaction or discharge of all Obligations under any Loan Document under any Loan Document. 10. GENERAL PROVISIONS. 10.1 Notices. (a) Notice by Approved Electronic Communications. Lender and each of its Affiliates is authorized to transmit, post or otherwise make or communicate, in its sole discretion (but shall not be required to do so), by Approved Electronic Communications in connection with this Agreement or any other Loan Document and the transactions contemplated therein. Lender is hereby authorized to establish procedures to provide access to and to make available or deliver, or to accept, notices, documents and similar items by posting to Passport 6.0. Each of the Loan Parties and Lender hereby acknowledges and agrees that the use of Passport 6.0 and other Approved Electronic Communications is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing Lender and each of its Affiliates to transmit Approved Electronic Communications. Passport 6.0 and all Approved Electronic Communications shall be provided “as is” and “as available”. None of Lender or any of its Affiliates or related persons warrants the accuracy, adequacy or completeness of Passport 6.0 or any other electronic platform or electronic transmission and disclaims all liability for errors or omissions therein. No warranty of any kind is made by Lender or any of its Affiliates or related persons in connection with Passport 6.0 or any other electronic platform or electronic transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Each Borrower and each other Loan Party executing this Agreement agrees that Lender has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with Passport 6.0, any Approved Electronic Communication or otherwise required for Passport 6.0 or any Approved Electronic Communication.

-46- 140690.01137/129252919v.2 Prior to the Closing Date, Borrowing Agent shall deliver to Lender a complete and executed Client User Form regarding Borrowing Agent’s use of Passport 6.0 in the form of Exhibit C annexed hereto. No Approved Electronic Communications shall be denied legal effect merely because it is made electronically. Approved Electronic Communications that are not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such Approved Electronic Communication, an E-Signature, upon which Lender and the Loan Parties may rely and assume the authenticity thereof. Each Approved Electronic Communication containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original. Each E- Signature shall be deemed sufficient to satisfy any requirement for a “signature” and each Approved Electronic Communication shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to this Agreement, any other Loan Document, the Uniform Commercial Code, the Federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural law governing such subject matter. Each party or beneficiary hereto agrees not to contest the validity or enforceability of an Approved Electronic Communication or E-Signature under the provisions of any applicable law requiring certain documents to be in writing or signed; provided, that nothing herein shall limit such party’s or beneficiary’s right to contest whether an Approved Electronic Communication or E-Signature has been altered after transmission. (b) All Other Notices. All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder, other than those approved for or required to be delivered by Approved Electronic Communications (including via Passport 6.0 or otherwise pursuant to Section 10.1(a)), shall be in writing and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or by email to the applicable party at its address or email address indicated below, If to Lender: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steve Sanicola Email: ssanicola@sienalending.com with a copy to: Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020 Attention: Lawrence F. Flick II, Esq. Email: flick@blankrome.com If to Borrowers or any other Loan Party: Inseego Corp. 9710 Scranton Road, Ste 200

-47- 140690.01137/129252919v.2 San Diego, CA 92121 Attention: Bob Barbieri, Chief Financial Officer Email: bob.barbieri@inseego.com with a copy to: Inseego Corp. 9710 Scranton Road, Ste 200 San Diego, CA 92121 Attention: Kurt Scheuerman, Chief Administrative Officer Email: kurt.scheuerman@inseego.com with a copy to: Inseego Corp. 9710 Scranton Road, Ste 200 San Diego, CA 92121 Attention: Audit Committee Chairperson with a copy to: Cullen and Dykman LLP 80 State Street, Suite 900 Albany, New York 12207 Attention: John F. State Email: jstate@cullenllp.com or, as to each party, at such other address as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given (i) when personally delivered, (ii) three (3) Business Days after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (iii) one (1) Business Day after being delivered to the overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, or (iv) when sent by email transmission to an email address designated by such addressee and the sender receives a confirmation of transmission. 10.2 Severability. If any provision of this Agreement or any other Loan Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement or such other Loan Document, as the situation may require, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be. 10.3 Integration. This Agreement and the other Loan Documents represent the final, entire and complete agreement between each Loan Party hereto and thereto and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES THAT ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

-48- 140690.01137/129252919v.2 10.4 Waivers. The failure of Lender at any time or times to require any Loan Party to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrowers. Once an Event of Default shall have occurred, it shall be deemed to continue to exist and not be cured or waived unless specifically cured pursuant to the terms of this Agreement or waived in writing by an authorized officer of Lender and delivered to Borrowers. Each Loan Party waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which such Loan Party is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement, and notice of acceptance hereof. 10.5 Amendment. This Agreement may not be amended or modified except in a writing executed by Borrowers, the other Loan Parties party hereto (to the extent such amendment is directly adverse to such Loan Party), and Lender. 10.6 Time of Essence. Time is of the essence in the performance by each Loan Party of each and every obligation under this Agreement and the other Loan Documents. 10.7 Expenses, Fee and Costs Reimbursement. Borrowers hereby agree to promptly and jointly and severally pay (a) all fees, costs and expenses of Lender (including Lender’s underwriting fees) and (b) all reasonable and documented out of pocket fees, costs and expenses of legal counsel to, and appraisers, accountants, consultants and other professionals and advisors retained by or on behalf of, Lender, all of which shall be reasonable, prior to the occurrence and during the continuation of an Event of Default, in connection with: (i) all loan proposals and commitments pertaining to the transactions contemplated hereby (whether or not such transactions are consummated), (ii) the examination, review, due diligence investigation, documentation, negotiation, and closing of the transactions contemplated by the Loan Documents (whether or not such transactions are consummated), (iii) the creation, perfection and maintenance of Liens pursuant to the Loan Documents, (iv) the performance by Lender of its rights and remedies under the Loan Documents, (v) the administration of the Loans (including usual and customary fees for wire transfers and other transfers or payments received by Lender on account of any of the Obligations) and Loan Documents, (vi) any amendments, modifications, consents and waivers to and/or under any and all Loan Documents (whether or not such amendments, modifications, consents or waivers are consummated), (vii) any periodic public record searches conducted by or at the request of Lender (including, title investigations and public records searches), pending litigation and tax lien searches and searches of applicable corporate, limited liability company, partnership and related records concerning the continued existence, organization and good standing of certain Persons), (viii) protecting, storing, insuring, handling, maintaining, auditing, examining, valuing or selling any Collateral, (ix) any litigation, dispute, suit or proceeding relating to any Loan Document, and (x) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Loan Documents (it being agreed that such costs and expenses may include the costs and expenses of workout consultants, investment bankers, financial consultants, appraisers, valuation firms and other professionals and advisors retained by or on behalf of Lender), and (c) without limitation of the preceding clauses (a) and (b), all out of pocket costs and expenses of Lender in connection with Lender’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder. Any fees, costs and expenses owing by Borrowers or any other Loan Party hereunder shall be due and payable within three (3) days after written demand therefor.

-49- 140690.01137/129252919v.2 10.8 Benefit of Agreement; Assignability; Servicer. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrowers, each other Loan Party hereto and Lender; provided, that neither any Borrower nor any other Loan Party may assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. No consent by Lender to any assignment shall release any Loan Party from its liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents to one or more other Persons, and each Loan Party agrees, to the extent applicable, to execute any agreements, instruments and documents reasonably requested by Lender in connection with any such assignments. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement and the other Loan Documents to secure obligations of Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank. 10.9 Recordation of Assignment. In respect of any assignment of all or any portion of any Lender’s interest in this Agreement and/or any other Loan Documents at any time and from time to time, the following provisions shall be applicable: (a) Borrowers, or any agent appointed by Borrowers, shall maintain a register (the “Register”) in which there shall be recorded the name and address of each Person holding any Loans or any commitment to lend hereunder, and the principal amount and stated interest payable to such Person hereunder or committed by such Person under such Person’s lending commitment. Borrowers hereby irrevocably appoint Lender (and/or any subsequent Lender appointed by Lender then maintaining the Register) as Borrowers’ non-fiduciary agent for the purpose of maintaining the Register. (b) In connection with any negotiation, transfer or assignment as aforesaid, the transferor/assignor shall deliver to Lender then maintaining the Register an assignment and assumption agreement executed by the transferor/assignor and the transferee/assignee, setting forth the specifics of the subject transaction, including but not limited to the amount and nature of Obligations and/or lending commitments being transferred or assigned (and being assumed, as applicable), and the proposed effective date of such transfer or assignment and the related assumption (if applicable). (c) Subject to receipt of any required tax forms reasonably required by Lender, such Person shall record the subject transfer, assignment and assumption in the Register. Anything contained in this Agreement or other Loan Document to the contrary notwithstanding, no negotiation, transfer or assignment shall be effective until it is recorded in the Register pursuant to this Section 10.9(c). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error; and each Borrower and each Lender shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by each Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice. 10.10 Participations. Anything in this Agreement or any other Loan Document to the contrary notwithstanding, Lender may, at any time and from time to time, without in any manner affecting or impairing the validity of any Obligations, sell to one or more Persons participating interests in its Loans, commitments and/or other interests hereunder and/or under any other Loan Document (any such Person, a “Participant”). In the event of a sale by Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder and under the other Loan Documents shall remain unchanged for all purposes, (b) Borrowers and Lender shall continue to deal solely and directly with each other in connection with Lender’s rights and obligations hereunder and under the other Loan Documents and (c) all amounts payable by

-50- 140690.01137/129252919v.2 Borrowers shall be determined as if Lender had not sold such participation and shall be paid directly to Lender; provided, however, a Participant shall be entitled to the benefits of Section 9.1 as if it were a Lender if Borrowers are notified of the participation and the Participant complies with Section 9.1(e). Borrowers agree that if amounts outstanding under this Agreement or any other Loan Document are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and the other Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, that such right of set-off shall not be exercised without the prior written consent of Lender and shall be subject to the obligation of each Participant to share with Lender its share thereof. Borrowers also agree that each Participant shall be entitled to the benefits of Section 10.9 as if it were Lender. Notwithstanding the granting of any such participating interests: (x) Borrowers shall look solely to Lender for all purposes of this Agreement, the Loan Documents and the transactions contemplated hereby, (y) Borrowers shall at all times have the right to rely upon any amendments, waivers or consents signed by Lender as being binding upon all of the Participants, and (z) all communications in respect of this Agreement and such transactions shall remain solely between Borrowers and Lender (exclusive of Participants) hereunder. Lender granting a participation hereunder shall maintain, as a non-fiduciary agent of Borrowers, a register as to the participations granted and transferred under this Section containing the same information specified in Section 10.9 on the Register as if each Participant were a Lender to the extent required to cause the Loans to be in registered form for the purposes of Sections 163(f), 165(j), 871, 881, and 4701 of the Code. 10.11 Headings; Construction. Section and subsection headings are used in this Agreement only for convenience and do not affect the meanings of the provisions that they precede. 10.12 USA PATRIOT Act Notification. Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record certain information and documentation that identifies such Person, which information may include the name and address of each such Person and such other information that will allow Lender to identify such Persons in accordance with the USA PATRIOT Act. 10.13 Counterparts; Email Signatures. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Agreement may be executed by signatures delivered by electronic mail, each of which shall be fully binding on the signing party. 10.14 GOVERNING LAW. THIS AGREEMENT, ALONG WITH ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE IN SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT AND ALL SUCH OTHER LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). 10.15 WAIVERS AND JURISDICTION. (a) CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY

-51- 140690.01137/129252919v.2 IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IN ANY OTHER COURT (IN ANY JURISDICTION) SELECTED BY THE LENDER IN ITS SOLE DISCRETION, AND EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON ANY BORROWER OR ANY OTHER LOAN PARTY AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ NOTICE ADDRESS (ON BEHALF OF THE BORROWERS OR SUCH LOAN PARTY) SET FORTH IN SECTION 10.1 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAIL, OR, AT THE LENDER’S OPTION, BY SERVICE UPON BORROWERS OR ANY OTHER LOAN PARTY IN ANY OTHER MANNER PROVIDED UNDER THE RULES OF ANY SUCH COURTS. 10.16 Publication. Each Borrower and each other Loan Party consents to the publication by Lender of a tombstone, press releases or similar advertising material relating to the financing transactions contemplated by this Agreement, and Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. 10.17 Confidentiality. Lender agrees to use commercially reasonable efforts not to disclose Confidential Information to any Person without the prior consent of Borrowers; provided, however, that nothing herein contained shall limit any disclosure of the tax structure of the transactions contemplated hereby, or the disclosure of any information (a) to the extent required by applicable law, statute, rule, regulation or judicial process or in connection with the exercise of any right or remedy under any Loan Document, or as may be required in connection with the examination, audit or similar investigation of the Lender or any of its Affiliates, (b) to examiners, auditors, accountants or any regulatory authority, (c) to the officers, partners, managers, directors, employees, agents and advisors (including independent auditors, lawyers and counsel) of the Lender or any of its Affiliates, (d) in connection with any litigation or dispute which relates to this Agreement or any other Loan Document to which the Lender is a party or is otherwise subject, (e) to a subsidiary or Affiliate of the Lender, (f) to any assignee or participant (or prospective assignee or participant) which agrees to be bound by this Section 10.17 and (g) to any lender or other funding source of the Lender (each reference to Lender in the foregoing clauses shall be deemed to include

-52- 140690.01137/129252919v.2 the actual and prospective assignees and participants referred to in clause (f) and the lenders and other funding sources referred to in clause (g), as applicable for purposes of this Section 10.17), and provided further, that in no event shall the Lender be obligated or required to return any materials furnished by or on behalf of Borrowers or any other Loan Party. The obligations of the Lender under this Section 10.17 shall supersede and replace the obligations of the Lender under any confidentiality letter or provision in respect of this financing or any other financing previously signed and delivered by the Lender to Borrowers or any of their respective Affiliates. 10.18 Borrowing Agency Provisions. (a) Appointment of Borrowing Agent. Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to (i) borrow, (ii) request advances, (iii) request the issuance of Letters of Credit, (iv) sign and endorse notes, (v) execute and deliver all instruments, documents, applications, security agreements, reimbursement agreements and letter of credit agreements for Letters of Credit and all other certificates, notice, writings and further assurances now or hereafter required hereunder, (vi) make elections regarding interest rates, (vii) give instructions regarding Letters of Credit and agree with the issuer thereof upon any amendment, extension or renewal of any Letter of Credit and (viii) otherwise take action under and in connection with this Agreement and the other Loan Documents, all on behalf of and in the name such Borrower, and hereby authorizes Lender to pay over or credit all Loan proceeds hereunder in accordance with the request of Borrowing Agent. (b) Co-Borrowing. The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Lender shall not incur liability to any Borrower as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Section 10.18 except due to willful misconduct or gross (not mere) negligence by the indemnified party (as determined by a court of competent jurisdiction in a final and non-appealable judgment). (c) Joint and Several Obligations. All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against any Borrower, the release by Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Lender to the other Borrowers or any Collateral for such Borrower’s Obligations or the lack thereof. Each Borrower waives all suretyship defenses. [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Borrowers, each other Loan Party signatory hereto, and Lender have signed this Agreement as of the date first set forth above. Borrowers: Lender: INSEEGO W,IR,filey,3( NameT ' • :'.rt7.": arjr By: Its: President nd Treasurer INSEEGO NO By: Na ben Its: Manager Guarantors: INSEEGO CORP. By: A, LLC Nam -ir -rt :argé Its: Chief Fin cial Officer Signgure Page to Icen and Security Agreement SIENA LENDING GROUP LLC By: Name: Jason Schick Its: Authorized Signatory By: Name: Gill Elmore Its: Authorized Signatory

Signature Page to Loan and Security Agreement IN WITNESS WHEREOF, Borrowers, each other Loan Party signatory hereto, and Lender have signed this Agreement as of the date first set forth above. Borrowers: INSEEGO WIRELESS, INC. By: ___________________________________ Name: Robert G. Barbieri Its: President and Treasurer INSEEGO NORTH AMERICA LLC By: ___________________________________ Name: Robert G. Barbieri Its: Manager Lender: SIENA LENDING GROUP LLC By: ___________________________________ Name: Jason Schick Its: Authorized Signatory By: ___________________________________ Name: Gill Elmore Its: Authorized Signatory Guarantors: INSEEGO CORP. By: ___________________________________ Name: Robert G. Barbieri Its: Chief Financial Officer

[Information Certificates] 140690.01137/129252919v.2 Information Certificates [See attached]

20321465v6 08-04-2022A INFORMATION CERTIFICATE INSEEGO CORP. (the “Company”) Effective Date of Information Contained in this Information Certificate: August 5, 2022 ------ 1. Legal Name. The exact legal name of the Company is (please be precise with commas, periods and spacing): Inseego Corp. 2. Federal Tax ID Number. The Company’s Federal Tax Identification Number is 81-3377646. 3. Type of Entity; State of Organization. The type of entity and state of organization is: Type of Entity (e.g., Corporation or LLC) State of Organization Corporation Delaware 4. Fiscal Year. The Company’s fiscal year ends on the following month and day each year: Month Day of the Month December 31 5. Accountants; Date of Last Audit. The Company’s Accountants’ contact information, together with the date of the Company’s last audit, is set forth below: Firm Partner’s Name Date of Last Audit Accountant’s City and State Marcum LLP John McGonigal 3/1/2022 (FY 2021) Philadelphia PA 6. Legal Counsel. The Company’s legal counsel’s contact information is set forth below: Firm Attorney Name(s) Email Address Phone Number Cullen & Dykman (lending counsel) John F. State jstate@cullenllp.com 518.788.9407 Latham & Watkins (SEC counsel) Teri O’Brien teri.obrien@lw.com 858.523.5410 7. Trade Names. The Company uses the following trade name(s), trade style(s) and assumed names in the operation of its business (e.g., billing, advertising, etc.): Name Type (tradename, tradestyle or assumed name) Owner (if not Company) None. 8. Name Changes. In the past five years the Company name has been changed as follows: Name Date of Change None.

9. **Type of Business**. The Company is primarily involved in the following type of business (indicate whether manufacturer, wholesaler, retailer, etc.; include brief description of nature of product and nature and location of customers):

Inseego is a leader in the design and development of fixed and mobile wireless solutions (advanced 4G and 5G NR), IIoT and cloud solutions for Fortune 500 enterprises, service providers, small and medium-sized businesses, governments, and consumers around the globe. Our product portfolio consists of fixed and mobile device-to-cloud solutions that provide compelling, intelligent, reliable and secure end-to-end IoT services with deep business intelligence. Inseego's products and solutions, designed and developed in the U.S., power mission critical applications with a "zero unscheduled downtime" mandate, such as our 5G fixed wireless access ("FWA") gateway solutions, 4G and 5G mobile broadband, IIoT applications such as SD WAN failover management, asset tracking and fleet management services. Our solutions are powered by our key wireless innovations in mobile and FWA technologies, including a suite of products employing the 5G NR standards, and purpose-built SaaS cloud platforms.

10. **Mergers, Acquisitions & Reorganizations**. Since the date of formation the Company has made or entered into the following mergers, acquisitions, consolidations, reorganizations, changes in state of incorporation or formation, or other changes in organizational form affecting the Company:

Date	Type of Transaction	Explain Details of the Transaction
November 8, 2016	Internal Reorganization	8-K12G3 (sec.gov)

11. **Directors**. The directors of the Company are as follows:

Legal Name	Position	Independent? (Y/N)	Date Current Term Expires
James Avery	Director	Y	
Stephanie Bowers	Director	Y	August 2022
Chris Harland	Director	Y	
Chris Lytle	Director	N	
Jeff Tuder	Director & Chairman	Y	

12. **Officers**. The executive officers of the Company and their respective titles are as follows:

Legal Name	Position	Date Current Term Expires	Authorized to Sign Loan Documents? (Y/N)
Ashish Sharma	CEO & President	N/A	Y
Robert Barbieri	CFO	N/A	Y
Doug Kahn	EVP, Operations	N/A	N
Kurt Scheuerman	Chief Administrative Officer, SVP & General Counsel, Secretary	N/A	Y

13. **Principal Place of Business**. The official principal office of the Company, as now specified in its certificate of incorporation, certificate of formation or other organizational document, is located at:

Street Address	City	County	State
108 WEST 13TH ST (Registered Agent) **	WILMINGTON		DE

** This is the address of the Company's registered office in the state of Delaware.

[Information Certificate]

5633608.1
20321465v6

[Information Certificate] 5633608.1 20321465v6 14. Chief Executive Office. The Company’s Chief Executive Office is set forth below: Street Address City County State 12600 Deerfield Pkwy, Suite 100 * Alpharetta Fulton GA * With the departure of Mr. Mondor, this will change to 9710 Scranton Road, Suite 200, San Diego, CA. 15. Foreign Good Standings. The Company is qualified to conduct business in the following states (other than its state of organization): State Is the Company in Good Standing (Y/N) California Y 16. Past-Due State Franchise Taxes. Is the Company delinquent on any state-level franchise taxes which the Company is obligated to pay? If so, please fill in the additional information: ☒ No. ☐ Yes. If yes, indicate percentage of total accounts receivable: _________%. State Amount Past Due Days Past Due % of Company’s Total Receivables from Customers in State ___% ___% ___% ___% ___% ___% ___% 17. Authorized, Issued and Outstanding Equity. The Company has authorized the issuance of the following classes of Equity Interests, each of which classes has the voting and conversion rights specified below: As of July 18, 2022. Classes Number of Shares Authorized Number of Shares Issued & Outstanding Voting Rights (Y/N) Conversion Rights Common Stock 150,000,000 107,665,368 Y N Series E Preferred 39,500 25,000 N N Blank Check Preferred 1,960,500 0 TBD TBD 18. Equityholders. The names of the members of the Company and their respective ownership of each class of Equity Interests issued by the Company are as follows: Name No. of Interests Class % of Ownership Inseego Corp. (INSG) is a publicly- traded company.

[Information Certificate] 5633608.1 20321465v6 19. Warrants, etc. The Company has issued the following options, warrants, and debt securities that are exercisable for or convertible into the Company’s common stock as follows: Name Type of Option Details Regarding Rights Afforded Various Employees Employee stock options and RSUs Incentive Plan Various Employees Employee Stock Purchase Plan ESPP Plan Document Public Note holders 3.25% Convertible Senior Notes due 2025 Convertible Note Indenture 20. Subsidiaries. The Company directly owns Equity Interests in the following entities: Name of Subsidiary State of Formation Number of Interests % of Ownership Certificate Numbers (if applicable)1 Ctrack Holdings (Pty) Ltd. South Africa 100% 5612 Inseego Wireless, Inc. Delaware 100% 1 21. Affiliates. The Company is an Affiliate with the following entities: Indicate in the “Nature of Relationship” column whether the operation of any Affiliate is in any manner dependent upon operation of any other Subsidiary, Affiliate or parent (explain buying, selling and any other operations between this Company and Subsidiaries or Affiliates and describe Subsidiary or Affiliate operations): Name of Affiliate State of Formation Business Engaged In Nature of Relationship Subsidiaries of Ctrack Holdings (Pty) Ltd. Various Same Indirect subsidiary Subsidiaries of Inseego Wireless, Inc. Various Same Indirect subsidiary 22. No Limitation or Consent to Pledge. Except as set forth below, there is no provision in the Company’s certificate of formation or incorporation, as applicable, operating agreement or bylaws, as applicable, or any other agreements of the Company, or in any note, loan agreement, trust, indenture, debenture or capital instrument, or in the laws of the State of its incorporation or formation, requiring any vote or consent of any third party to authorize the mortgage or pledge of or creation of a security interest in any assets of the Company: Document or Source of Limitation Provide Details None. 23. The power to pledge the Company’s Equity Interests is vested exclusively in its (check one): ☐ Members ☐ Manager 24. Membership Interests Treated as Securities UCC Article 8. Only if the Company is a limited liability company, please indicate whether the Company has in its currently effective certificate of formation or operating agreement provide that (“opted into”) such membership interests shall be treated as “securities” as defined in 1 Note: If the Equity Interests are not represented by certificates that have been issued, please write “Uncertificated”.

Article 8 of the applicable Uniform Commercial Code and please indicate what provision of the document so provides:

Opted In? (Y/N)	Applicable Section Reference

25. **Government Receivables**. Does the Company have any accounts receivable due from or contracts with the United States Government, any United States agency or department, or any state, municipal or similar agency or department?

☒ No.

☐ Yes. If yes, indicate percentage of total accounts receivable: _________%.

26. **Books and Records**. The books and records of the Company pertaining to accounts, contract rights, etc., are located at the following location(s):

Street Address	City	County	State
9710 Scranton Road, Suite 200	San Diego	San Diego	CA

27. **Owned Properties**. Indicate (a) if the Company owns any real property, (b) whether it is subject to a prior mortgage in favor of a third party and (c) whether collateral is located there:

Full Property Address	Subject to Existing Mortgage (Y/N)	Existing Mortgagee	Mortgage Debt Secured	Type of Collateral and Aggregate Value
None.				

28. **Leased Office Locations**. Indicate where the Company leases **office space** and the Company maintains the following types of collateral there (if the only collateral on the premises is books and records, office furniture, computer equipment and computer software and similar assets, then indicate "Office Collateral"):

Landlord	Address	Lease Ends On	Monthly Rent	Type of Collateral and Aggregate Value
CREA Centrewest LP	9710 Scranton Road, San Diego, CA 92121	8/31/2027	$65,747.40	Equipment
CREA Centrewest LP	9740 Scranton Road, San Diego, CA 92121	8/31/2027	$35,774.48	Equipment
Spring Properties, Inc.	175 West Broadway, Suite 300, Eugene, OR 97401	1/31/2023	$19,125.00	Equipment

[Information Certificate]

5633608.1
20321465v6

[Information Certificate] 5633608.1 20321465v6 29. Warehouse Locations. Indicate (a) where the Company leases warehouse space, (b) what type of collateral is located there and (c) the collateral’s approximate value: Warehouser Address Lease Ends On Monthly Payment Type of Collateral and Aggregate Value None. 30. Processor Locations. Indicate (a) where there is unfinished goods inventory located on the premises of processors, (b) what type of collateral is located there and (c) the collateral’s approximate value: Processor Address Agreement Ends On Monthly Payment Type of Collateral and Aggregate Value None. 31. Consigned Locations. Indicate (a) with whom and where the Company stores inventory on consignment, (b) what type of collateral is located there and (c) the collateral’s approximate value: Consignee and Identify Nature of the Consignment Address Agreement Ends On Type of Collateral and Aggregate Value None. 32. Bailee Locations. Indicate (a) with whom and where the Company otherwise stores its Collateral if not already noted above, (b) what type of collateral is located there and (c) the collateral’s approximate value: Bailee and Identify Nature of the Bailment Address Agreement Ends On Monthly Payment Type of Collateral and Aggregate Value None. 33. Other Collateral Located at the Company’s Premises. The following is a description of all inventory owned by third parties located at the Company’s premises: Company’s Location Description of Assets Owner of Assets None. 34. Trademarks. The following is a list of all U.S. registered trademarks, trademark applications owned by the Company: Trademark Title Application No. Date of Application Reg. No. Date of Registration See Schedule 34 attached hereto.

[Information Certificate] 5633608.1 20321465v6 35. Patents. The following is a list of all patents, patent applications owned by the Company: Patent Title Application No. Date of Application Reg. No. Date of Registration See Schedule 35 attached hereto. 36. Copyrights. The following is a list of all copyrights, copyright applications owned by the Company: Copyright Title Application No. Date of Application Reg. No. Date of Registration None. 37. License Agreements. The following is a list of all license agreements and franchise agreements for trademarks, patents or copyrights (together with the identity of the licensor and licensee under such agreements) to which the Company is a party (either as licensor or as licensee): Licensor Agreement Date of Agreement Does the Agreement Restrict Siena’s ability to use the license w/o Licensor’s consent? None. 38. Domain Names. The following is a list of all internet domain name registrations used in connection with the business of the Company: Internet Domain Name Expiration Date See Schedule 38 attached hereto. 39. Bank Accounts. The Company maintains the following bank accounts and lockbox and P.O. box arrangements relating to such account (Please indicate the account into which Lender shall fund the proceeds of Loans with an asterisk: “*”): Bank Acct No. Purpose of Account (collections, disbursement, payroll, worker’s comp., etc.) Is this Account a Restricted Account? Mark “Yes” or “No” Wells Fargo 4098155773 * Operating No Wells Fargo 4596234161 Flexible Spending Yes 40. Commercial Tort Claims. The Company has an interest in the following commercial tort claims: Case Name Case Index No. Court Description of Claim $ Value None. 41. Investment Property. Other than Equity Interest in Subsidiaries, the Company owns equity in the following entities and/or securities: Name of Entity State of Formation Number of Interests % of Ownership Certificate Numbers (if applicable) None.

[Information Certificate] 5633608.1 20321465v6 42. Promissory Notes. The Company has been issued for its benefit and holds the following Promissory Notes: Maker Amount Date Maturity Date Secured or Unsecured None. 43. Letter of Credit Rights. The Company has the right to draw upon the following letters of credit: Account Party Issuer Date L/C No. Expiry Date None. 44. Life Insurance Policies. The Company presently owns or is named as beneficiary on the following life insurance policies: Insurance Carrier Insured Amount Policy No. None. 45. Guarantees Given. The Company has guaranteed or endorsed the following obligations of others: Indicate whether or not the Company will continue to remain obligated after the Closing Date. Primary Obligor Amount Date Maturity Date Secured or Unsecured As permitted under the Loan Documents. 46. Existing Indebtedness. Below is a list of the Company’s existing indebtedness. Indicate whether (a) such indebtedness will be paid on the Closing Date, and if so, whether in full or (b) if not, whether such indebtedness will be subordinated to Siena on the Closing Date: Attached are true and complete copies of all documentation evidencing such indebtedness of the Company. * Creditor Amount Outstanding Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? Series E Preferred Stock (See Section 19 above). ** $25,000 shares N N Not Applicable N Not Applicable 2025 Convertible Notes $161.9 Million N N 5/1/2025 N Not Applicable * Documentation is publicly available. ** See the Inseego Corp. charter (and related subscription agreement) for information on this indebtedness.

[Information Certificate] 5633608.1 20321465v6 47. Existing Liens. The Company’s assets are subject to the following liens, security interests, attachments and garnishments. Indicate whether (a) such liens will be released on the Closing Date, or (b) such liens will be subordinated to Siena on the Closing Date: Assets Subject to Lien Secured Party Amount Secured To be Released at Closing (Y/N) To be Subordinated at Closing (Y/N) None. 48. Shareholder/Employee Indebtedness. None of the owners, officers or directors of the Company nor any other person or entity (each a “Creditor”) has any claim against the Company for amounts due such Creditor, other than ordinary salary and amounts owing to any such Creditor in the ordinary course of business except: ** Creditor Amount Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? None. ** This statement excludes the 2025 Convertible Notes. 49. Insurance Coverage. The Company presently maintains property, fire, business interruption, liability, product liability and extended coverage insurance as follows: Carrier Type of Coverage Deductible Policy No. Term See Schedule of Insurance previously provided to Lender. 50. Defendant Litigation. The following is a list of litigations, administrative proceedings and governmental proceedings pending or threatened against the Company: Case Name Case Index No. Court Description of Claim Covered by Insurance (Y/N) Amount of Claim None. 51. Plaintiff Litigation. The Company is presently a plaintiff in the following litigation: Case Name Case Index No. Court Description of Claim Amount of Claim None. 52. Bankruptcy/Proceedings. Have any of the following events occurred during the past five years?* (a) Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or was a receiver, fiscal agent or similar office appointed by a court for the business or property of (i) any owner of the Company, (ii) any partnership in which any owner of the Company was a general partner at or within two * For purposes of computing the five-year period referred to in this paragraph, the date of a reportable event shall be deemed the date on which the final order, judgment or decree was entered, or the date on which any rights of appeal from preliminary orders, judgments, or decrees have lapsed. With respect to bankruptcy petitions, the computation date shall be the date of filing for uncontested petitions or the date upon which approval of a contested petition became final.

[Information Certificate] 5633608.1 20321465v6 years before the time of such filing, or (iii) any corporation or business association of which any owner of the Company was an executive office at or within two years before the time of such filing? ☒ No ☐ Yes. If so, explain: (b) Was any owner, officer or director of the Company convicted in a criminal proceeding, or is any owner or officer of the Company the named subject to a pending criminal proceeding? Omit traffic violations and other minor offenses. 53. Material Contracts. The following is a list of all material supply agreements and other material contracts to which the Company is a party: Name of Agreement Party to Agreement Date of Agreement Date of Expiry Nature of Agreement Non-Exclusive Manufacturing and Supply Agreement Hon Hai Precision Ind. Co. Ltd. 9/26/2018 Product supply agreement 54. Collective Bargaining Agreements; Multi Employer Plans. The following is a list of collective bargaining agreements and multi-employer plans to which the Company is a party: Name of Agreement Party to Agreement Date of Agreement Date of Expiry Nature of Agreement None. 55. New Jersey; Business Activities Report. Does the Company have any customers located in New Jersey? (If the Company is organized under the laws of New Jersey, please indicate, N/A). Yes ☐ No ☒ If yes, indicate percentage of total accounts receivable: ___%, and the approximate amount collected from all account debtors which maintain a place of business in New Jersey is $__________ per year. 56. Minnesota; Business Activities Report. Does the Company have any customers located in Minnesota? (If the Company is organized under the laws of Minnesota, please indicate, N/A). 57. Yes ☐ No ☒ If yes, indicate percentage of total accounts receivable: ___%, and the approximate amount collected from all account debtors which maintain a place of business in Minnesota is $__________ per year. Section 5.25(h) – Guaranteed Lease Obligations. Subsidiary real property lease obligations existing on the Closing Date:

[Information Certificate] 5633608.1 20321465v6 Landlord Address Lease Ends On Monthly Rent Type of Collateral and Aggregate Value Nancy Ridge Technology Center, L.P. 6370 Nancy Ridge Drive Suite 101 San Diego, CA 92121 07/31/2027 $20,617 Office Collateral; lab and testing equipment

[Information Certificate] 5633608.1 20321465v6 Schedule 34 US REGISTERED TRADEMARKS – INSEEGO CORP. Serial Number Reg. Number Word Mark 76312369 2563725 ENFORA 78054756 2576306 ENFORA 78556874 3082090 ENABLING INFORMATION ANYWHERE 78581808 3100382 ENABLER 87236087 5530979 INSEEGO 87236253 5530980 INSEEGO 87236226 5536453 INSEEGO 87236276 5536454 INSEEGO 87311048 5857873 INSEEGO 87311062 5863512 INSEEGO 87236205 5932372 INSEEGO 87311071 5863513 INSEEGO 87311080 5863514 INSEEGO 87311088 5863515 INSEEGO 88166112 5779697 SKYUS 97070460 INSEEGO

[Information Certificate] 5633608.1 20321465v6 Schedule 35 PATENTS – INSEEGO CORP. (See Attached.)

07-31-2022

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8521142 (13/094,665) 00003-0573	8/27/2013 (4/26/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Configuring Nodes In A Wireless Network	Utility - CON	USA	Issued	U.S. 8538019 (13/216,146) 00003-0632	9/17/2013 (8/23/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 8401519 (13/303,067) 00003-0334	03/19/13	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Wireless Device And Assembly	Utility - CIP	USA	Issued	U.S. 8433366 (12/350,186) 00003-0790	4/30/2013 (1/7/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8442504 (13/075,110) 00003-0572	5/14/2013 (3/29/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8452858 (13/465,967) 00003-0881	5/28/2013 (5/7/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Distributed Architecture Wireless Rf Modem	Utility - CON	USA	Issued	U.S. 7636585 (11/199,561) 00003-0552	12/22/2009 (8/8/2005)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Routing Voice Traffic Over A Residential Gateway	Utility - CON	USA	Issued	U.S. 8660564 (13/080,584) 00003-0325	2/25/2014 (4/5/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9967796 (15/479,188) 00003-3124	5/8/2018 (4/4/2017)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8903962 (13/903,945) 00003-0882	12/2/2014 (5/28/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - DIV	USA	Issued	U.S. 8971896 (13/734,791) 00003-3122	3/3/2015 (1/4/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9077657 (14/204,201) 00003-4721	7/7/2015 (3/11/2014)	Inseego North America, LLC
Systems And Methods For Controlling Device Network Access Through A Wireless Router	Utility - CON	USA	Issued	U.S. 9282460 (14/530,521) 00003-0804	3/8/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 9288741 (14/667,582) 00003-0336	3/24/2015	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Complete Message Delivery To Multi-Mode Communication Method	Utility - DIV	USA	Issued	U.S. 8170554 (12/144,566) 00003-0201	5/1/2012 (6/23/2008)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Limiting A Wireless Communication Device To A Specified Geographic Zone	Utility - CON	USA	Issued	U.S. 9374765 (14/530,610) 00003-1314	6/21/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9408039 (14/793,596) 00003-4740	8/2/2016 (7/7/2015)	Inseego North America, LLC
Personal Video Network	Utility - DIV	USA	Issued	U.S. 8255564 (11/698,745) ENFO01-00054 or 00003-4540	8/28/2012 (1/26/2007)	Inseego Wireless, Inc., successor by merger to Enfora **
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9615305 (14/637,307) 00003-3123	4/4/2017 (3/3/2015)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System, Method And Device For Switching Between Wwan And Wlan In A Mobile Wireless Hotspot	Utility - CON	USA	Issued	U.S. 9699711 (13/899,425) 00003-0852	7/4/2017 (5/21/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems and Methods for Transferring Wireless Power and Data for a 5G Wireless Access Point	Utility	USA	Issued	U.S. 11,172,544 (16/983,891)	11/9/2021 (7/24/2020)	Inseego Corp.
Position-Based Automatic Configuration Of Portable Device	Utility - CON	USA	Pending	(14/060,497) 00003-0663	(10/22/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Automatic Connection With A Wireless Network	Utility - CON	USA	Issued	U.S. 7944901 (12/762,225) 00003-0809	5/17/2011 (4/16/2010)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Seamlessly Increasing Download Throughput	Utility - CIP	USA	Issued	U.S. 8712473 (13/536,993) 116053-012UTL or 00003-3130	4/29/2014 (6/28/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Pending	(15/226,738) 00003-4741	(8/2/2016)	Inseego North America, LLC
Device, System, And Method For Orienting An Accelerometer	Utility -	USA	Pending	(15/335,016 (prev 62/246,560)) 00003-2076 (prev. 00003-2075)	(10/26/2016)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems and Methods for Monitoring and Detecting Symptoms of Infectious Conditions	Utility	USA	Pending	(16/942,629)	(7/29/2020)	Inseego Corp.
Distributed Architecture Wireless Rf Modem	Utility - DIV	USA	Issued	U.S. 7945290 (12/643,983) 00003-0553	5/17/2011 (12/21/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Modular 5G Fixed Wireless Access Device	Utility	USA	Pending	(16/983,996)	(8/3/2020)	Inseego Corp.
5G Connect FWA Self-Install Smartphone Application	Utility	USA	Pending	(17/028,197)	(9/22/2020)	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/082,633	10/28/20	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/127,865	(12/18/2020)	Inseego Corp.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
5G FWA DEVice self-installation and device management application	Utility	USA	Pending	17/142,902	(1/6/2021)	Inseego Corp.
CELLULAR MODEM INTERFACES FOR MODULARIZATION	Utility	USA	Pending	17/203,675	03/16/21	Inseego Corp.
DEVICE AND METHOD FOR SELF-LEARNING INTERNET GATEWAY WITH INTERNET OF THINGS (IOT) DEVICE ISOLATION	Utility	USA	Pending	17/207,493	03/19/21	Inseego Corp.
METHOD FOR PROVISIONING A WIRELESS DEVICE USING A SMARTPHONE APPLICATION	Utility	USA	Pending	17/313,489	05/06/21	Inseego Corp.
5G SERVICE MANAGEMENT IN MULTI-DWELLING UNIT	Utility	USA	Pending	17/685,813	03/03/22	Inseego Corp.
New Mobile App Features	Utility	USA	Pending	17/716,727	04/08/22	Inseego Corp.
INTELLIGENT WAN SWITCHING WITH A ROUTING DEVICE	Utility	USA	Pending	17/725,768	04/21/22	Inseego Corp.
MODULAR 5G FIXED WIRELESS ACCESS DEVICE	Utility	USA	Pending	17/825,308	05/26/22	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Issued	U.S. D951,901 (29/746,960)	05/17/2022	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Pending	29/746,957	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH BASIC DOCK	Design	USA	Pending	29/746,941	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH ENHANCED DOCK	Design	USA	Pending	29/747,024	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/746,931	8/18/20	Inseego Corp.
OUTDOOR MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/747,429	8/21/20	Inseego Corp.
Hotspot Accessory Adapter	Design	USA	Pending	29/753,447	9/30/20	Inseego Corp.
Hotspot Accessory	Design	USA	Pending	29/753,460	9/30/20	Inseego Corp.
METHODS AND APPARATUS FOR MODELING, MONITORING, SIMULATING AND CONTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8,258,748	9/4/2012	Inseego Wireless, Inc., successor by merger to Enfora **
METHODS AND APPARATUS FOR MODELING, MONITORING, ESTIMATING AND CONSTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8254868	8/28/2012	Inseego Wireless, Inc., successor by merger to Enfora **

42019.1 20322648v3

  42019.1 20322648v3  Inseego Patents   Title  Matter  Type  Country  Status  Patent No.  (Application  No.)  Docket/File  No.  Issue/Grant  Date  (Filing Date)  OWNER  ENHANCED JAMMING DETECTION  Utility   USA  Issued  U.S. 8208848  6/26/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **  PERSISTENT MODEM CONNECTION  Utility   USA  Issued  U.S. 6725290  4/20/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **    ** Following merger of Enfora, Inc. with and into Inseego Wireless, Inc.

Schedule 38

DOMAIN NAMES – INSEEGO CORP.

eugengteam.com
feeneyhost.com
feeneywireless.com
fwproservices.com
inseego-dnssec-test.com
inseego-hsts-test.com
inseego.com
inseego.net
insg.link
insgsqa.com
minorplanet.com
novatelwireless.com
inseego.partners
inseego.storage
inseego2.com
inseego25.com
inseego5g.net
inseegoconnect.com
inseegodev.com
inseegosecure.com
insg-pegasus.com
insg.it
iotorders.com
mifiupdates.com
nvtl.com
nvtlsqa.com
selectorders.com
selectorders.dev
selectordersgov.com
selectordersgov.dev
skyus.com
tmorders.com
tmorders.dev
unitcfg.com
varasight.com
wiops.us

[Information Certificate]

5633608.1
20321465v6

08-04-2022

INFORMATION CERTIFICATE

INSEEGO NORTH AMERICA, LLC

(the "Company")

Effective Date of Information Contained in this Information Certificate: August 5, 2022

------

1. **Legal Name**. The exact legal name of the Company is (please be precise with commas, periods and spacing): Inseego North America, LLC

2. **Federal Tax ID Number**. The Company's Federal Tax Identification Number is 20-8638967.

3. **Type of Entity; State of Organization**. The type of entity and state of organization is:

Type of Entity (e.g., Corporation or LLC)	State of Organization
LLC	Oregon

4. **Fiscal Year**. The Company's fiscal year ends on the following month and day each year:

Month	Day of the Month
December	31

5. **Accountants; Date of Last Audit**. The Company's Accountants' contact information, together with the date of the Company's last audit, is set forth below: **Audit is performed at parent level – Inseego Corp.**

Firm	Partner's Name	Date of Last Audit	Accountant's City and State
Same as Inseego Corp. Audit of Inseego Wireless, Inc. is included as part of Inseego Corp. consolidated audit.			

6. **Legal Counsel**. The Company's legal counsel's contact information is set forth below:

Firm	Attorney Name(s)	Email Address	Phone Number
Cullen & Dykman (lending counsel)	John F. State	jstate@cullenllp.com	518.788.9407
Latham & Watkins (SEC counsel)	Teri O'Brien	teri.obrien@lw.com	858.523.5410

7. **Trade Names**. The Company uses the following trade name(s), trade style(s) and assumed names in the operation of its business (e.g., billing, advertising, etc.):

Name	Type (tradename, tradestyle or assumed name)	Owner (if not Company)
None.		

20321466v5

8. **Name Changes**. In the past five years the Company name has been changed as follows:

Name	Date of Change
"Feeney Wireless, LLC" changed to "Inseego North America, LLC"	April 27, 2017

9. **Type of Business**. The Company is primarily involved in the following type of business (indicate whether manufacturer, wholesaler, retailer, etc.; include brief description of nature of product and nature and location of customers):

Inseego is a leader in the design and development of fixed and mobile wireless solutions (advanced 4G and 5G NR), IIoT and cloud solutions for Fortune 500 enterprises, service providers, small and medium-sized businesses, governments, and consumers around the globe. Our product portfolio consists of fixed and mobile device-to-cloud solutions that provide compelling, intelligent, reliable and secure end-to-end IoT services with deep business intelligence. Inseego's products and solutions, designed and developed in the U.S., power mission critical applications with a "zero unscheduled downtime" mandate, such as our 5G fixed wireless access ("FWA") gateway solutions, 4G and 5G mobile broadband, IIoT applications such as SD WAN failover management, asset tracking and fleet management services. Our solutions are powered by our key wireless innovations in mobile and FWA technologies, including a suite of products employing the 5G NR standards, and purpose-built SaaS cloud platforms.

10. **Mergers, Acquisitions & Reorganizations**. Since the date of formation the Company has made or entered into the following mergers, acquisitions, consolidations, reorganizations, changes in state of incorporation or formation, or other changes in organizational form affecting the Company:

Date	Type of Transaction	Explain Details of the Transaction
July 28, 2022	Internal Reorganization	The Company's subsidiary, Feeney Wireless IC-Disc, Inc., was dissolved.
July 29, 2022	Internal Reorganization	The Company's parent, R.E.R. Enterprises, Inc., was merged with and into Inseego Wireless, Inc.

11. **Directors/Managers/General Partners**. The directors, managers or general partners of the Company are as follows:

Legal Name	Position	Independent? (Y/N)	Date Current Term Expires
Robert Barbieri	Manager	N	N/A
Kurt Scheuerman	Manager	N	N/A
Ashish Sharma	Manager	N	N/A

12. **Officers**. The executive officers of the Company and their respective titles are as follows:

Legal Name	Position	Date Current Term Expires	Authorized to Sign Loan Documents? (Y/N)
None.			

13. **Principal Place of Business**. The official principal office of the Company, as now specified in its certificate of incorporation, certificate of formation or other organizational document, is located at:

Street Address	City	County	State
725 Country Club Rd.	Eugene	Lane	OR

[Information Certificate]

5633608.1
20321466v5

[Information Certificate] 5633608.1 20321466v5 ** This is the address of the Company’s registered office in the state of Oregon. 14. Chief Executive Office. The Company’s Chief Executive Office is set forth below: Street Address City County State 9710 Scranton Road, Suite 200 San Diego San Diego CA 15. Foreign Good Standings. The Company is qualified to conduct business in the following states (other than its state of organization): State Is the Company in Good Standing (Y/N) California Y Florida Y Georgia Y Hawaii Y Indiana Y New Jersey Y Nevada Y Tennessee Y Utah Y Washington Y Wisconsin Y 16. Past-Due State Franchise Taxes. Is the Company delinquent on any state-level franchise taxes which the Company is obligated to pay? If so, please fill in the additional information: ☒ No. ☐ Yes. If yes, indicate percentage of total accounts receivable: _________%. State Amount Past Due Days Past Due % of Company’s Total Receivables from Customers in State ___% ___% ___% ___% ___% ___% ___% 17. Authorized, Issued and Outstanding Equity. The Company has authorized the issuance of the following classes of Equity Interests, each of which classes has the voting and conversion rights specified below: Classes Number of Shares Authorized Number of Shares Issued & Outstanding Voting Rights (Y/N) Conversion Rights None. The Company is an limited liability company with a single member.

[Information Certificate] 5633608.1 20321466v5 18. Equityholders. The names of the members of the Company and their respective ownership of each class of Equity Interests issued by the Company are as follows: Name No. of Interests Class % of Ownership Inseego Wireless, Inc. 100% 19. Warrants, etc. The Company has issued the following options, warrants, and debt securities that are exercisable for or convertible into the Company’s common stock as follows: Name Type of Option Details Regarding Rights Afforded None. 20. Subsidiaries. The Company owns Equity Interests in the following entities: Name of Subsidiary State of Formation Number of Interests % of Ownership Certificate Numbers (if applicable)1 None. 21. Affiliates. The Company is an Affiliate with the following entities: Indicate in the “Nature of Relationship” column whether the operation of any Affiliate is in any manner dependent upon operation of any other Subsidiary, Affiliate or parent (explain buying, selling and any other operations between this Company and Subsidiaries or Affiliates and describe Subsidiary or Affiliate operations): Name of Affiliate State of Formation Business Engaged In Nature of Relationship Inseego Corp. Delaware Same Ultimate Parent Inseego Wireless, Inc. Delaware Same Parent Ctrack Holdings (Pty) Ltd., pending name change to Inseego SA Pty Ltd. South Africa Same Sister company, under common ownership of Ultimate Parent. Direct and Indirect Subsidiaries of Ctrack Holdings (Pty) Ltd., pending name change to Inseego SA Pty Ltd. Various Same Subsidiaries of sister company Direct and Indirect Subsidiaries of Inseego Wireless, Inc. Various Same Sister companies 22. No Limitation or Consent to Pledge. Except as set forth below, there is no provision in the Company’s certificate of formation or incorporation, as applicable, operating agreement or bylaws, as applicable, or any other agreements of the Company, or in any note, loan agreement, trust, indenture, debenture or capital instrument, or 1 Note: If the Equity Interests are not represented by certificates that have been issued, please write “Uncertificated”.

[Information Certificate] 5633608.1 20321466v5 in the laws of the State of its incorporation or formation, requiring any vote or consent of any third party to authorize the mortgage or pledge of or creation of a security interest in any assets of the Company: Document or Source of Limitation Provide Details None. 23. The power to pledge the Company’s Equity Interests is vested exclusively in its (check one): ☒ Members ☒ Manager 24. Membership Interests Treated as Securities UCC Article 8. Only if the Company is a limited liability company, please indicate whether the Company has in its currently effective certificate of formation or operating agreement provide that (“opted into”) such membership interests shall be treated as “securities” as defined in Article 8 of the applicable Uniform Commercial Code and please indicate what provision of the document so provides: Opted In? (Y/N) Applicable Section Reference N 25. Government Receivables. Does the Company have any accounts receivable due from or contracts with the United States Government, any United States agency or department, or any state, municipal or similar agency or department? ☐ No. ☒ Yes. If yes, indicate percentage of total accounts receivable: Less than 1%. As of June 30, 2022, approx. $2,137. 26. Books and Records. The books and records of the Company pertaining to accounts, contract rights, etc., are located at the following location(s): Street Address City County State 9710 Scranton Road, Suite 200 San Diego San Diego CA 27. Owned Properties. Indicate (a) if the Company owns any real property, (b) whether it is subject to a prior mortgage in favor of a third party and (c) whether collateral is located there: Full Property Address Subject to Existing Mortgage (Y/N) Existing Mortgagee Mortgage Debt Secured Type of Collateral and Aggregate Value None. $

[Information Certificate] 5633608.1 20321466v5 28. Leased Office Locations. Indicate where the Company leases office space and the Company maintains the following types of collateral there (if the only collateral on the premises is books and records, office furniture, computer equipment and computer software and similar assets, then indicate “Office Collateral”): Landlord Address Lease Ends On Monthly Rent Type of Collateral and Aggregate Value None. 29. Warehouse Locations. Indicate (a) where the Company leases warehouse space, (b) what type of collateral is located there and (c) the collateral’s approximate value: Warehouser Address Lease Ends On Monthly Payment Type of Collateral and Aggregate Value None. 30. Processor Locations. Indicate (a) where there is unfinished goods inventory located on the premises of processors, (b) what type of collateral is located there and (c) the collateral’s approximate value: Processor Address Agreement Ends On Monthly Payment Type of Collateral and Aggregate Value None. 31. Consigned Locations. Indicate (a) with whom and where the Company stores inventory on consignment, (b) what type of collateral is located there and (c) the collateral’s approximate value: Consignee and Identify Nature of the Consignment Address Agreement Ends On Type of Collateral and Aggregate Value None. 32. Bailee Locations. Indicate (a) with whom and where the Company otherwise stores its Collateral if not already noted above, (b) what type of collateral is located there and (c) the collateral’s approximate value: Bailee and Identify Nature of the Bailment Address Agreement Ends On Monthly Payment Type of Collateral and Aggregate Value None. 33. Other Collateral Located at the Company’s Premises. The following is a description of all inventory owned by third parties located at the Company’s premises: Company’s Location Description of Assets Owner of Assets None.

34. **Trademarks**. The following is a list of all U.S. registered trademarks, trademark applications owned by the Company:

Trademark Title	Application No.	Date of Application	Reg. No.	Date of Registration
None.				

35. **Patents**. The following is a list of all patents, patent applications owned by the Company:

Patent Title	Application No.	Date of Application	Reg. No.	Date of Registration
See Schedule 35 attached hereto.				

36. **Copyrights**. The following is a list of all copyrights, copyright applications owned by the Company: \

Copyright Title	Application No.	Date of Application	Reg. No.	Date of Registration
None.				

37. **License Agreements**. The following is a list of all license agreements and franchise agreements for trademarks, patents or copyrights (together with the identity of the licensor and licensee under such agreements) to which the Company is a party (either as licensor or as licensee) and that represent Material Contracts:

Licensor	Agreement	Date of Agreement	Does the Agreement Restrict Siena's ability to use the license w/o Licensor's consent?
None.			

38. **Domain Names**. The following is a list of all internet domain name registrations used in connection with the business of the Company:

Internet Domain Name	Expiration Date
None.	

39. **Bank Accounts**. The Company maintains the following bank accounts and lockbox and P.O. box arrangements relating to such account (**Please indicate the account into which Lender shall fund the proceeds of Loans with an asterisk: "*"**):

Bank	Acct No.	Purpose of Account (collections, disbursement, payroll, worker's comp., etc.)	Is this Account a Restricted Account? Mark "Yes" or "No"
Wells Fargo	4299612630 *	Operating	No
Wells Fargo	4299612606	Deposit	No

40. **Commercial Tort Claims**. The Company has an interest in the following commercial tort claims:

Case Name	Case Index No.	Court	Description of Claim	$ Value

[Information Certificate]

5633608.1
20321466v5

[Information Certificate] 5633608.1 20321466v5 None. 41. Investment Property. Other than Equity Interest in Subsidiaries, the Company owns equity in the following entities and/or securities: Name of Entity State of Formation Number of Interests % of Ownership Certificate Numbers (if applicable) None. 42. Promissory Notes. The Company has been issued for its benefit and holds the following Promissory Notes: Maker Amount Date Maturity Date Secured or Unsecured None. 43. Letter of Credit Rights. The Company has the right to draw upon the following letters of credit: Account Party Issuer Date L/C No. Expiry Date None. 44. Life Insurance Policies. The Company presently owns or is named as beneficiary on the following life insurance policies: Insurance Carrier Insured Amount Policy No. None. 45. Guarantees Given. The Company has guaranteed or endorsed the following obligations of others: Indicate whether or not the Company will continue to remain obligated after the Closing Date. Primary Obligor Amount Date Maturity Date Secured or Unsecured None. 46. Existing Indebtedness. Below is a list of the Company’s existing indebtedness. Indicate whether (a) such indebtedness will be paid on the Closing Date, and if so, whether in full or (b) if not, whether such indebtedness will be subordinated to Siena on the Closing Date: Attached are true and complete copies of all documentation evidencing such indebtedness of the Company. Creditor Amount Outstanding Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? None.

[Information Certificate] 5633608.1 20321466v5 47. Existing Liens. The Company’s assets are subject to the following liens, security interests, attachments and garnishments. Indicate whether (a) such liens will be released on the Closing Date, or (b) such liens will be subordinated to Siena on the Closing Date: Assets Subject to Lien Secured Party Amount Secured To be Released at Closing (Y/N) To be Subordinated at Closing (Y/N) None. 48. Shareholder/Employee Indebtedness. None of the owners, officers or directors of the Company nor any other person or entity (each a “Creditor”) has any claim against the Company for amounts due such Creditor, other than ordinary salary and amounts owing to any such Creditor in the ordinary course of business except: Creditor Amount Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? None. 49. Insurance Coverage. The Company presently maintains property, fire, business interruption, liability, product liability and extended coverage insurance as follows: Carrier Type of Coverage Deductible Policy No. Term See Schedule of Insurance previously provided to Lender. 50. Defendant Litigation. The following is a list of litigations, administrative proceedings and governmental proceedings pending or threatened against the Company: Case Name Case Index No. Court Description of Claim Covered by Insurance (Y/N) Amount of Claim None. 51. Plaintiff Litigation. The Company is presently a plaintiff in the following litigation: Case Name Case Index No. Court Description of Claim Amount of Claim None. 52. Bankruptcy/Proceedings. Have any of the following events occurred during the past five years?* (a) Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or was a receiver, fiscal agent or similar office appointed by a court for the business or property of (i) any owner * For purposes of computing the five-year period referred to in this paragraph, the date of a reportable event shall be deemed the date on which the final order,

[Information Certificate] 5633608.1 20321466v5 of the Company, (ii) any partnership in which any owner of the Company was a general partner at or within two years before the time of such filing, or (iii) any corporation or business association of which any owner of the Company was an executive office at or within two years before the time of such filing? ☒ No ☐ Yes. If so, explain: (b) Was any owner, officer or director of the Company convicted in a criminal proceeding, or is any owner or officer of the Company the named subject to a pending criminal proceeding? Omit traffic violations and other minor offenses. 53. Supply Agreements; Material Contracts. The following is a list of all material supply agreements and other material contracts to which the Company is a party: Name of Agreement Party to Agreement Date of Agreement Date of Expiry Nature of Agreement Master Agreement T-Mobile USA 7/1/2012 Ongoing SAAS 54. Collective Bargaining Agreements; Multi Employer Plans. The following is a list of collective bargaining agreements and multi-employer plans to which the Company is a party: Name of Agreement Party to Agreement Date of Agreement Date of Expiry Nature of Agreement None. 55. New Jersey; Business Activities Report. Does the Company have any customers located in New Jersey? (If the Company is organized under the laws of New Jersey, please indicate, N/A). Yes ☒ No ☐ If yes, indicate percentage of total accounts receivable: ___%, and the approximate amount collected from all account debtors which maintain a place of business in New Jersey is approx. $27,891 for 2021. judgment or decree was entered, or the date on which any rights of appeal from preliminary orders, judgments, or decrees have lapsed. With respect to bankruptcy petitions, the computation date shall be the date of filing for uncontested petitions or the date upon which approval of a contested petition became final.

[Information Certificate] 5633608.1 20321466v5 56. Minnesota; Business Activities Report. Does the Company have any customers located in Minnesota? (If the Company is organized under the laws of Minnesota, please indicate, N/A). 57. Yes ☒ No ☐ If yes, indicate percentage of total accounts receivable: ___%, and the approximate amount collected from all account debtors which maintain a place of business in Minnesota is approx. $1,518,436 for 2021. 4.6(b) Special Inventory Arrangements. The following contracts provide for certain return | exchange rights with respect to inventory: 1. ScanSource, Inc.: Distribution Agreement dated as of December 30, 2020. 2. 3Eye Technologies: Hardware and Software Distribution Agreement dated as of September 18, 2019. 3. Synnex Corporation: Distribution Agreement – Stocking dated as of September 18, 2018.

[Information Certificate] 5633608.1 20321466v5 Schedule 35 Patents - INSEEGO NORTH AMERICA, LLC (See attached.)

07-31-2022

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8521142 (13/094,665) 00003-0573	8/27/2013 (4/26/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Configuring Nodes In A Wireless Network	Utility - CON	USA	Issued	U.S. 8538019 (13/216,146) 00003-0632	9/17/2013 (8/23/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 8401519 (13/303,067) 00003-0334	03/19/13	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Wireless Device And Assembly	Utility - CIP	USA	Issued	U.S. 8433366 (12/350,186) 00003-0790	4/30/2013 (1/7/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8442504 (13/075,110) 00003-0572	5/14/2013 (3/29/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8452858 (13/465,967) 00003-0881	5/28/2013 (5/7/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Distributed Architecture Wireless Rf Modem	Utility - CON	USA	Issued	U.S. 7636585 (11/199,561) 00003-0552	12/22/2009 (8/8/2005)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Routing Voice Traffic Over A Residential Gateway	Utility - CON	USA	Issued	U.S. 8660564 (13/080,584) 00003-0325	2/25/2014 (4/5/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9967796 (15/479,188) 00003-3124	5/8/2018 (4/4/2017)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8903962 (13/903,945) 00003-0882	12/2/2014 (5/28/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - DIV	USA	Issued	U.S. 8971896 (13/734,791) 00003-3122	3/3/2015 (1/4/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9077657 (14/204,201) 00003-4721	7/7/2015 (3/11/2014)	Inseego North America, LLC
Systems And Methods For Controlling Device Network Access Through A Wireless Router	Utility - CON	USA	Issued	U.S. 9282460 (14/530,521) 00003-0804	3/8/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 9288741 (14/667,582) 00003-0336	3/24/2015	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Complete Message Delivery To Multi-Mode Communication Method	Utility - DIV	USA	Issued	U.S. 8170554 (12/144,566) 00003-0201	5/1/2012 (6/23/2008)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Limiting A Wireless Communication Device To A Specified Geographic Zone	Utility - CON	USA	Issued	U.S. 9374765 (14/530,610) 00003-1314	6/21/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9408039 (14/793,596) 00003-4740	8/2/2016 (7/7/2015)	Inseego North America, LLC
Personal Video Network	Utility - DIV	USA	Issued	U.S. 8255564 (11/698,745) ENFO01-00054 or 00003-4540	8/28/2012 (1/26/2007)	Inseego Wireless, Inc., successor by merger to Enfora **
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9615305 (14/637,307) 00003-3123	4/4/2017 (3/3/2015)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System, Method And Device For Switching Between Wwan And Wlan In A Mobile Wireless Hotspot	Utility - CON	USA	Issued	U.S. 9699711 (13/899,425) 00003-0852	7/4/2017 (5/21/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems and Methods for Transferring Wireless Power and Data for a 5G Wireless Access Point	Utility	USA	Issued	U.S. 11,172,544 (16/983,891)	11/9/2021 (7/24/2020)	Inseego Corp.
Position-Based Automatic Configuration Of Portable Device	Utility - CON	USA	Pending	(14/060,497) 00003-0663	(10/22/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Automatic Connection With A Wireless Network	Utility - CON	USA	Issued	U.S. 7944901 (12/762,225) 00003-0809	5/17/2011 (4/16/2010)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Seamlessly Increasing Download Throughput	Utility - CIP	USA	Issued	U.S. 8712473 (13/536,993) 116053-012UTL or 00003-3130	4/29/2014 (6/28/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Pending	(15/226,738) 00003-4741	(8/2/2016)	Inseego North America, LLC
Device, System, And Method For Orienting An Accelerometer	Utility -	USA	Pending	(15/335,016 (prev 62/246,560)) 00003-2076 (prev. 00003-2075)	(10/26/2016)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems and Methods for Monitoring and Detecting Symptoms of Infectious Conditions	Utility	USA	Pending	(16/942,629)	(7/29/2020)	Inseego Corp.
Distributed Architecture Wireless Rf Modem	Utility - DIV	USA	Issued	U.S. 7945290 (12/643,983) 00003-0553	5/17/2011 (12/21/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Modular 5G Fixed Wireless Access Device	Utility	USA	Pending	(16/983,996)	(8/3/2020)	Inseego Corp.
5G Connect FWA Self-Install Smartphone Application	Utility	USA	Pending	(17/028,197)	(9/22/2020)	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/082,633	10/28/20	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/127,865	(12/18/2020)	Inseego Corp.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
5G FWA DEVice self-installation and device management application	Utility	USA	Pending	17/142,902	(1/6/2021)	Inseego Corp.
CELLULAR MODEM INTERFACES FOR MODULARIZATION	Utility	USA	Pending	17/203,675	03/16/21	Inseego Corp.
DEVICE AND METHOD FOR SELF-LEARNING INTERNET GATEWAY WITH INTERNET OF THINGS (IOT) DEVICE ISOLATION	Utility	USA	Pending	17/207,493	03/19/21	Inseego Corp.
METHOD FOR PROVISIONING A WIRELESS DEVICE USING A SMARTPHONE APPLICATION	Utility	USA	Pending	17/313,489	05/06/21	Inseego Corp.
5G SERVICE MANAGEMENT IN MULTI-DWELLING UNIT	Utility	USA	Pending	17/685,813	03/03/22	Inseego Corp.
New Mobile App Features	Utility	USA	Pending	17/716,727	04/08/22	Inseego Corp.
INTELLIGENT WAN SWITCHING WITH A ROUTING DEVICE	Utility	USA	Pending	17/725,768	04/21/22	Inseego Corp.
MODULAR 5G FIXED WIRELESS ACCESS DEVICE	Utility	USA	Pending	17/825,308	05/26/22	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Issued	U.S. D951,901 (29/746,960)	05/17/2022	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Pending	29/746,957	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH BASIC DOCK	Design	USA	Pending	29/746,941	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH ENHANCED DOCK	Design	USA	Pending	29/747,024	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/746,931	8/18/20	Inseego Corp.
OUTDOOR MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/747,429	8/21/20	Inseego Corp.
Hotspot Accessory Adapter	Design	USA	Pending	29/753,447	9/30/20	Inseego Corp.
Hotspot Accessory	Design	USA	Pending	29/753,460	9/30/20	Inseego Corp.
METHODS AND APPARATUS FOR MODELING, MONITORING, SIMULATING AND CONTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8,258,748	9/4/2012	Inseego Wireless, Inc., successor by merger to Enfora **
METHODS AND APPARATUS FOR MODELING, MONITORING, ESTIMATING AND CONSTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8254868	8/28/2012	Inseego Wireless, Inc., successor by merger to Enfora **

42019.1 20322648v3

  42019.1 20322648v3  Inseego Patents   Title  Matter  Type  Country  Status  Patent No.  (Application  No.)  Docket/File  No.  Issue/Grant  Date  (Filing Date)  OWNER  ENHANCED JAMMING DETECTION  Utility   USA  Issued  U.S. 8208848  6/26/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **  PERSISTENT MODEM CONNECTION  Utility   USA  Issued  U.S. 6725290  4/20/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **    ** Following merger of Enfora, Inc. with and into Inseego Wireless, Inc.

20321467v9 08-04-2022 INFORMATION CERTIFICATE INSEEGO WIRELESS, INC. (the “Company”) Effective Date of Information Contained in this Information Certificate: August 5, 2022 ------ 1. Legal Name. The exact legal name of the Company is (please be precise with commas, periods and spacing): Inseego Wireless, Inc. 2. Federal Tax ID Number. The Company’s Federal Tax Identification Number is 86-0824673. 3. Type of Entity; State of Organization. The type of entity and state of organization is: Type of Entity (e.g., Corporation or LLC) State of Organization Corporation Delaware 4. Fiscal Year. The Company’s fiscal year ends on the following month and day each year: Month Day of the Month December 31 5. Accountants; Date of Last Audit. The Company’s Accountants’ contact information, together with the date of the Company’s last audit, is set forth below: Firm Partner’s Name Date of Last Audit Accountant’s City and State Same as Inseego Corp. Audit of Inseego Wireless, Inc. is included as part of Inseego Corp. consolidated audit. 6. Legal Counsel. The Company’s legal counsel’s contact information is set forth below: Firm Attorney Name(s) Email Address Phone Number Cullen & Dykman (lending counsel) John F. State jstate@cullenllp.com 518.788.9407 Latham & Watkins (SEC counsel) Teri O’Brien teri.obrien@lw.com 858.523.5410 7. Trade Names. The Company uses the following trade name(s), trade style(s) and assumed names in the operation of its business (e.g., billing, advertising, etc.): Name Type (tradename, tradestyle or assumed name) Owner (if not Company) None.

8. **Name Changes**. In the past five years the Company name has been changed as follows:

Name	Date of Change
"Novatel Wireless, Inc." changed to "Inseego Wireless, Inc."	December 15, 2020

9. **Type of Business**. The Company is primarily involved in the following type of business (indicate whether manufacturer, wholesaler, retailer, etc.; include brief description of nature of product and nature and location of customers):

Inseego is a leader in the design and development of fixed and mobile wireless solutions (advanced 4G and 5G NR), IIoT and cloud solutions for Fortune 500 enterprises, service providers, small and medium-sized businesses, governments, and consumers around the globe. Our product portfolio consists of fixed and mobile device-to-cloud solutions that provide compelling, intelligent, reliable and secure end-to-end IoT services with deep business intelligence. Inseego's products and solutions, designed and developed in the U.S., power mission critical applications with a "zero unscheduled downtime" mandate, such as our 5G fixed wireless access ("FWA") gateway solutions, 4G and 5G mobile broadband, IIoT applications such as SD WAN failover management, asset tracking and fleet management services. Our solutions are powered by our key wireless innovations in mobile and FWA technologies, including a suite of products employing the 5G NR standards, and purpose-built SaaS cloud platforms.

10. **Mergers, Acquisitions & Reorganizations**. Since the date of formation the Company has made or entered into the following mergers, acquisitions, consolidations, reorganizations, changes in state of incorporation or formation, or other changes in organizational form affecting the Company:

Date	Type of Transaction	Explain Details of the Transaction
November 8, 2016	Internal Reorganization	8-K12G3 (sec.gov)
October 5, 2015	Digicore/Ctrack Acquisition	8-K (sec.gov)
March 27, 2015	Feeney Wireless Acquisition	MIFI 2015.04.01 8-K (sec.gov)
November 30, 2010	Enfora Acquisition	Form 8-K (sec.gov)
July 29, 2022	Internal Reorganization	Enfora, Inc. was merged with and into Inseego Wireless, Inc.
July 29, 2022	Internal Reorganization	Novatel Wireless Solutions, Inc. was merged with and into Inseego Wireless, Inc.
August 1, 2022	Internal Reorganization	R.E.R. Enterprises, Inc. was merged with and into Inseego Wireless, Inc.

11. **Directors/Managers/General Partners**. The directors, managers or general partners of the Company are as follows:

Legal Name	Position	Independent? (Y/N)	Date Current Term Expires
Robert Barbieri	Director	N	N/A
Kurt Scheuerman	Director	N	N/A

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[Information Certificate] 5633608.1 20321467v9 12. Officers. The executive officers of the Company and their respective titles are as follows: Legal Name Position Date Current Term Expires Authorized to Sign Loan Documents? (Y/N) Robert Barbieri President and Treasurer N/A Y Kurt Scheuerman Vice President & Secretary N/A Y 13. Principal Place of Business. The official principal office of the Company, as now specified in its certificate of incorporation, certificate of formation or other organizational document, is located at: Street Address City County State 108 WEST 13TH ST (Registered Agent) ** WILMINGTON New Castle DE ** This is the address of the Company’s registered office in the state of Delaware. 14. Chief Executive Office. The Company’s Chief Executive Office is set forth below: Street Address City County State 9710 Scranton Road, Suite 200 San Diego San Diego CA 15. Foreign Good Standings. The Company is qualified to conduct business in the following states (other than its state of organization): State Is the Company in Good Standing (Y/N) California Y 16. Past-Due State Franchise Taxes. Is the Company delinquent on any state-level franchise taxes which the Company is obligated to pay? If so, please fill in the additional information: ☒ No. ☐ Yes. If yes, indicate percentage of total accounts receivable: _________%. State Amount Past Due Days Past Due % of Company’s Total Receivables from Customers in State ___% ___% ___% ___% ___% ___% ___%

17. **Authorized, Issued and Outstanding Equity**. The Company has authorized the issuance of the following classes of Equity Interests, each of which classes has the voting and conversion rights specified below:

Classes	Number of Shares Authorized	Number of Shares Issued & Outstanding	Voting Rights (Y/N)	Conversion Rights
Common Stock	1,000	10	Y	None.

18. **Equityholders**. The names of the members of the Company and their respective ownership of each class of Equity Interests issued by the Company are as follows:

Name	No. of Interests	Class	% of Ownership
Inseego Corp.		Common	100%

19. **Warrants, etc**. The Company has issued the following options, warrants, and debt securities that are exercisable for or convertible into the Company's common stock as follows:

Name	Type of Option	Details Regarding Rights Afforded
None.		

20. **Subsidiaries**. The Company owns Equity Interests in the following entities:

Name of Subsidiary	State of Formation	Number of Interests	% of Ownership	Certificate Numbers (if applicable)[1]
Novatel Wireless Technologies, Ltd.	Canada	4,550,000	100%	9C
Inseego North America, LLC	Oregon	Not Applicable	100%	Uncertificated
Inseego (UK) Ltd.	United Kingdom	1	100%	0001
Inseego Japan K.K.	Japan	Not Applicable	100%	Uncertificated
Novatel Wireless (Italy) S.r.J.	Italy	Not Applicable	100%	Uncertificated
Novatel Wireless Australia Pty Ltd.	Australia	1	100%	1
Novatel Wireless Asia Limited	Hong Kong	10,000	100%	2
** Inseego India Private Limited	India	TBD	100%	TBD

** This entity is expected to be formed soon after closing.

[1] Note: If the Equity Interests are not represented by certificates that have been issued, please write "Uncertificated".

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[Information Certificate] 5633608.1 20321467v9 21. Affiliates. The Company is an Affiliate with the following entities: Indicate in the “Nature of Relationship” column whether the operation of any Affiliate is in any manner dependent upon operation of any other Subsidiary, Affiliate or parent (explain buying, selling and any other operations between this Company and Subsidiaries or Affiliates and describe Subsidiary or Affiliate operations): Name of Affiliate State of Formation Business Engaged In Nature of Relationship Inseego Corp. Delaware Same Parent Ctrack Holdings (Pty) Ltd., pending name change to Inseego SA Pty Ltd. South Africa Same Sister company, under common ownership of parent. Direct and Indirect Subsidiaries of Ctrack Holdings (Pty) Ltd., pending name change to Inseego SA Pty Ltd. Various Same Subsidiaries of sister company 22. No Limitation or Consent to Pledge. Except as set forth below, there is no provision in the Company’s certificate of formation or incorporation, as applicable, operating agreement or bylaws, as applicable, or any other agreements of the Company, or in any note, loan agreement, trust, indenture, debenture or capital instrument, or in the laws of the State of its incorporation or formation, requiring any vote or consent of any third party to authorize the mortgage or pledge of or creation of a security interest in any assets of the Company: Document or Source of Limitation Provide Details None. 23. The power to pledge the Company’s Equity Interests is vested exclusively in its (check one): Not Applicable: This entity is not a limited liability company. ☐ Members ☐ Manager 24. Membership Interests Treated as Securities UCC Article 8. Only if the Company is a limited liability company, please indicate whether the Company has in its currently effective certificate of formation or operating agreement provide that (“opted into”) such membership interests shall be treated as “securities” as defined in Article 8 of the applicable Uniform Commercial Code and please indicate what provision of the document so provides: Not Applicable: This entity is not a limited liability company. Opted In? (Y/N) Applicable Section Reference 25. Government Receivables. Does the Company have any accounts receivable due from or contracts with the United States Government, any United States agency or department, or any state, municipal or similar agency or department? ☒ No. ☐ Yes. If yes, indicate percentage of total accounts receivable: _________%.

26. **Books and Records**. The books and records of the Company pertaining to accounts, contract rights, etc., are located at the following location(s):

Street Address	City	County	State
9710 Scranton Road, Suite 200	San Diego	San Diego	CA

27. **Owned Properties**. Indicate (a) if the Company owns any real property, (b) whether it is subject to a prior mortgage in favor of a third party and (c) whether collateral is located there:

Full Property Address	Subject to Existing Mortgage (Y/N)	Existing Mortgagee	Mortgage Debt Secured	Type of Collateral and Aggregate Value
None.			$	

28. **Leased Office Locations**. Indicate where the Company leases **office space** and the Company maintains the following types of collateral there (if the only collateral on the premises is books and records, office furniture, computer equipment and computer software and similar assets, then indicate "Office Collateral"):

Landlord	Address	Lease Ends On	Monthly Rent	Type of Collateral and Aggregate Value
Nancy Ridge Technology Center, L.P.	6370 Nancy Ridge Drive Suite 101 San Diego, CA 92121	07/31/2027	$20,617	Office Collateral; lab and testing equipment

Warehouse Locations. Indicate (a) where the Company leases **warehouse space**, (b) what type of collateral is located there and (c) the collateral's approximate value: The Company does not leased warehouse space. Rather, it has entered into a Master Logistics Services Agreement dated as of May 27, 2022, with JAS Forwarding (USA), Inc. ("**Service Provider**"), pursuant to which Service Provider, inter alia, provides warehouseman services at the following location (the "**JAS Warehouse**"): 930 Freeport Pkwy #330, Coppell TX 75019. The type of Collateral that will be stored at the JAS Warehouse is Inventory, consisting of finished goods, accessories and raw materials. The aggregate value of such Inventory stored at the JAS Warehouse will vary. In addition, the Company entered into a Services Agreement dated as of October 25, 2021 (the "**Converge Agreement**"), with Converge IOT, Inc. ("**Converge**"), pursuant to which the Company consigned certain Inventory with Converge for further sale. The type of Collateral that will be consigned to Converge under the Converge Agreement is Inventory, consisting of finished goods, accessories and raw materials. The aggregate value of such Inventory consigned to Converge varies, but typically averages $400-500K. The Converge Agreement runs through October 25, 2023, with automatic one (1) year renewals thereafter.

Warehouser	Address	Lease Ends On	Monthly Payment	Type of Collateral and Aggregate Value
See above.				

29. **Processor Locations**. Indicate (a) where there is unfinished goods inventory located on the **premises of processors**, (b) what type of collateral is located there and (c) the collateral's approximate value: Generally, unfinished goods inventory belonging to the Company is not located at the premises of processors. The Company has entered into manufacturing and supply agreement with third party vendors, who acquire materials, assemble

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product and ship finished inventory to the Warehouse (as defined in Section 29 above). The Company does not take title to the finished inventory until payment to the third party vendors is made.

Processor	Address	Agreement Ends On	Monthly Payment	Type of Collateral and Aggregate Value
HON HAI PRECISION INDUSTRY CO., LTD.	66 CHUNG SHAN RD.,TU-CHENG INDUSTRIAL DISTRICT, TAIPEIHSIEN, TAIWAN,R.O.C.	TBD	Variable	Inventory; variable
Foxconn Yantai Hong Fu Tai Precision Electrons(Yantai) Co.,Ltd	B Section, Export Processing Zone No. 50, Beijing Zhong Road Yantai Economic And Technological Development Area ShanDong 264006 Yan Tai, China	TBD	Variable	Inventory; variable
Inventec Appliances Corporation (IAC)	No. 789 Puxing Rd., Shanghai 201114	TBD	Variable	Inventory; variable
Foxconn Baja California S.A. De C.V.	Laguna Mainar 5520 El Lago, Tijuana, Baja California 22210, Mexico	TBD	Variable	Inventory; variable

30. **Consigned Locations**. Indicate (a) with whom and where the Company stores **inventory on consignment**, (b) what type of collateral is located there and (c) the collateral's approximate value:

Consignee and Identify Nature of the Consignment	Address	Agreement Ends On	Type of Collateral and Aggregate Value
See Section 28 discussion regarding the Converge Agreement.			
Ingram Micro Inc. Consignment Distribution Agreement, effective April 9, 2021 Inventory Location: Ingram Micro facilities or third party warehouse locations.	Various	April 1, 2022, with evergreen 1 year renewals.	Inventory; varies

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[Information Certificate] 5633608.1 20321467v9 31. Bailee Locations. Indicate (a) with whom and where the Company otherwise stores its Collateral if not already noted above, (b) what type of collateral is located there and (c) the collateral’s approximate value: Bailee and Identify Nature of the Bailment Address Agreement Ends On Monthly Payment Type of Collateral and Aggregate Value See above. 32. Other Collateral Located at the Company’s Premises. The following is a description of all inventory owned by third parties located at the Company’s premises: Company’s Location Description of Assets Owner of Assets None. 33. Trademarks. The following is a list of all U.S. registered trademarks, trademark applications owned by the Company: Trademark Title Application No. Date of Application Reg. No. Date of Registration See Schedule 33 attached hereto. 34. Patents. The following is a list of all patents, patent applications owned by the Company: Patent Title Application No. Date of Application Reg. No. Date of Registration See Schedule 34 attached hereto. 35. Copyrights. The following is a list of all copyrights, copyright applications owned by the Company: Copyright Title Application No. Date of Application Reg. No. Date of Registration None. 36. License Agreements. The following is a list of all license agreements and franchise agreements for trademarks, patents or copyrights (together with the identity of the licensor and licensee under such agreements) to which the Company is a party (either as licensor or as licensee) and that represent Material Contracts: Licensor Agreement Date of Agreement Does the Agreement Restrict Siena’s ability to use the license w/o Licensor’s consent? None (licensor). Qualcomm (licensee). Multiproduct Patent License Agreement 4/1/2020 Yes

[Information Certificate] 5633608.1 20321467v9 37. Domain Names. The following is a list of all internet domain name registrations used in connection with the business of the Company: Internet Domain Name Expiration Date None. 38. Bank Accounts. The Company maintains the following bank accounts and lockbox and P.O. box arrangements relating to such account (Please indicate the account into which Lender shall fund the proceeds of Loans with an asterisk: “*”): Bank Acct No. Purpose of Account (collections, disbursement, payroll, worker’s comp., etc.) Is this Account a Restricted Account? Mark “Yes” or “No” Wells Fargo 4808058119 * Operating No Wells Fargo 9649481745 Controlled Disbursement No Wells Fargo 4808058135 Deposit No 39. Commercial Tort Claims. The Company has an interest in the following commercial tort claims: Case Name Case Index No. Court Description of Claim $ Value None. 40. Investment Property. Other than Equity Interest in Subsidiaries, the Company owns equity in the following entities and/or securities: Name of Entity State of Formation Number of Interests % of Ownership Certificate Numbers (if applicable) None. 41. Promissory Notes. The Company has been issued for its benefit and holds the following Promissory Notes: Maker Amount Date Maturity Date Secured or Unsecured None. 42. Letter of Credit Rights. The Company has the right to draw upon the following letters of credit: Account Party Issuer Date L/C No. Expiry Date None. 43. Life Insurance Policies. The Company presently owns or is named as beneficiary on the following life insurance policies: Insurance Carrier Insured Amount Policy No. None.

[Information Certificate] 5633608.1 20321467v9 44. Guarantees Given. The Company has guaranteed or endorsed the following obligations of others: Indicate whether or not the Company will continue to remain obligated after the Closing Date. Primary Obligor Amount Date Maturity Date Secured or Unsecured None, other than as expressly permitted under the Loan and Security Agreement. 45. Existing Indebtedness. Below is a list of the Company’s existing indebtedness. Indicate whether (a) such indebtedness will be paid on the Closing Date, and if so, whether in full or (b) if not, whether such indebtedness will be subordinated to Siena on the Closing Date: Attached are true and complete copies of all documentation evidencing such indebtedness of the Company. Creditor Amount Outstanding Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? None. 46. Existing Liens. The Company’s assets are subject to the following liens, security interests, attachments and garnishments. Indicate whether (a) such liens will be released on the Closing Date, or (b) such liens will be subordinated to Siena on the Closing Date: Assets Subject to Lien Secured Party Amount Secured To be Released at Closing (Y/N) To be Subordinated at Closing (Y/N) None. 47. Shareholder/Employee Indebtedness. None of the owners, officers or directors of the Company nor any other person or entity (each a “Creditor”) has any claim against the Company for amounts due such Creditor, other than ordinary salary and amounts owing to any such Creditor in the ordinary course of business except: Creditor Amount Secured (Y/N) Will be Subordinated (Y/N) Maturity Date To be Paid Off at Closing (Y/N) Paid in Full? (Y/N) If not, amount? None. 48. Insurance Coverage. The Company presently maintains property, fire, business interruption, liability, product liability and extended coverage insurance as follows: Carrier Type of Coverage Deductible Policy No. Term See Schedule of Insurance previously provided to Lender.

[Information Certificate] 5633608.1 20321467v9 49. Defendant Litigation. The following is a list of litigations, administrative proceedings and governmental proceedings pending or threatened against the Company: Case Name Case Index No. Court Description of Claim Covered by Insurance (Y/N) Amount of Claim None. $ 50. Plaintiff Litigation. The Company is presently a plaintiff in the following litigation: Case Name Case Index No. Court Description of Claim Amount of Claim None. $ 51. Bankruptcy/Proceedings. Have any of the following events occurred during the past five years?* (a) Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or was a receiver, fiscal agent or similar office appointed by a court for the business or property of (i) any owner of the Company, (ii) any partnership in which any owner of the Company was a general partner at or within two years before the time of such filing, or (iii) any corporation or business association of which any owner of the Company was an executive office at or within two years before the time of such filing? ☒ No ☐ Yes. If so, explain: (b) Was any owner, officer or director of the Company convicted in a criminal proceeding, or is any owner or officer of the Company the named subject to a pending criminal proceeding? Omit traffic violations and other minor offenses. 52. Material Contracts. The following is a list of Material Contracts (as defined in the Loan and Security Agreement) to which the Company is a party: Name of Agreement Party to Agreement Date of Agreement Date of Expiry Nature of Agreement Master Purchase Agreement for Products, Accessories, and Related Services Sprint/United Management Company 10/30/2018 10/30/2021, renewing annually for successor 1 year periods. Purchase contract. As amended on 10/20-2020, also applies to T- Mobile USA, Inc. Purchase and Sale Agreement Cellco Partnership, 01/19/2001 01/18/2006, renewing Purchase contract. * For purposes of computing the five-year period referred to in this paragraph, the date of a reportable event shall be deemed the date on which the final order, judgment or decree was entered, or the date on which any rights of appeal from preliminary orders, judgments, or decrees have lapsed. With respect to bankruptcy petitions, the computation date shall be the date of filing for uncontested petitions or the date upon which approval of a contested petition became final.

	d/b/a Verizon Wireless		annually for successor 1 year periods.	
Multiproduct Patent License Agreement	Qualcomm Incorporated	04/01/2020	4/1/2025, with 5 year automatic renewal	License agreement

53. **Collective Bargaining Agreements; Multi Employer Plans**. The following is a list of collective bargaining agreements and multi-employer plans to which the Company is a party:

Name of Agreement	Party to Agreement	Date of Agreement	Date of Expiry	Nature of Agreement
None.				

54. **New Jersey; Business Activities Report**. Does the Company have any customers located in New Jersey? (If the Company is organized under the laws of New Jersey, please indicate, N/A).

Yes ☒ No ☐ If yes, indicate percentage of total accounts receivable: de minimis%, and the approximate amount collected from all account debtors which maintain a place of business in New Jersey is approx. $10,036 for 2021.

55. **Minnesota; Business Activities Report**. Does the Company have any customers located in Minnesota? (If the Company is organized under the laws of Minnesota, please indicate, N/A).

56. Yes ☐ No ☒ If yes, indicate percentage of total accounts receivable: ___%, and the approximate amount collected from all account debtors which maintain a place of business in Minnesota is $__________ per year.

Section 4.6(b) **Special Inventory Arrangements.** The following contracts provide for certain return | exchange rights with respect to inventory:

1. Ingram Micro, Inc.: Consignment Distribution Agreement, effective April 9, 2021.
2. Ingram Micro, Inc.: Stock Distribution Agreement to be executed following the Closing Date, in replacement for document 1. above.

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[Information Certificate] 5633608.1 20321467v9 Schedule 33 U.S. REGISTERED TRADEMARKS – INSEEGO WIRELESS, INC. Serial Number Reg. Number Word Mark 85163838 4739258 MIFI OS 78734481 3173683 DESIGN 77824249 4735445 MIFI 77824228 4407265 MIFI 77821791 4407264 MIFI FREEDOM.MY WAY. 77821772 4407263 MIFI 77820976 4411306 MIFI INTELLIGENT MOBILE HOTSPOT 77820974 3846394 FREEDOM. MY WAY. 77820973 4407261 MIFI 77628921 3773854 MIFI

[Information Certificate] 5633608.1 20321467v9 Schedule 34 PATENTS – INSEEGO WIRELESS, INC. (See Attached.)

07-31-2022

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8521142 (13/094,665) 00003-0573	8/27/2013 (4/26/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Configuring Nodes In A Wireless Network	Utility - CON	USA	Issued	U.S. 8538019 (13/216,146) 00003-0632	9/17/2013 (8/23/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 8401519 (13/303,067) 00003-0334	03/19/13	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Wireless Device And Assembly	Utility - CIP	USA	Issued	U.S. 8433366 (12/350,186) 00003-0790	4/30/2013 (1/7/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Distributed Data Transfer Over Multiple Independent Wireless Networks	Utility - CIP	USA	Issued	U.S. 8442504 (13/075,110) 00003-0572	5/14/2013 (3/29/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8452858 (13/465,967) 00003-0881	5/28/2013 (5/7/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Distributed Architecture Wireless Rf Modem	Utility - CON	USA	Issued	U.S. 7636585 (11/199,561) 00003-0552	12/22/2009 (8/8/2005)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Routing Voice Traffic Over A Residential Gateway	Utility - CON	USA	Issued	U.S. 8660564 (13/080,584) 00003-0325	2/25/2014 (4/5/2011)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9967796 (15/479,188) 00003-3124	5/8/2018 (4/4/2017)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Method And Apparatus For Loading A Landing Page	Utility - CIP	USA	Issued	U.S. 8903962 (13/903,945) 00003-0882	12/2/2014 (5/28/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - DIV	USA	Issued	U.S. 8971896 (13/734,791) 00003-3122	3/3/2015 (1/4/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9077657 (14/204,201) 00003-4721	7/7/2015 (3/11/2014)	Inseego North America, LLC
Systems And Methods For Controlling Device Network Access Through A Wireless Router	Utility - CON	USA	Issued	U.S. 9282460 (14/530,521) 00003-0804	3/8/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Provisioning A Wireless Device To Only Be Able To Access Network Services Within A Specific Location	Utility - CON	USA	Issued	U.S. 9288741 (14/667,582) 00003-0336	3/24/2015	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Complete Message Delivery To Multi-Mode Communication Method	Utility - DIV	USA	Issued	U.S. 8170554 (12/144,566) 00003-0201	5/1/2012 (6/23/2008)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Limiting A Wireless Communication Device To A Specified Geographic Zone	Utility - CON	USA	Issued	U.S. 9374765 (14/530,610) 00003-1314	6/21/2016 (10/31/2014)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Issued	U.S. 9408039 (14/793,596) 00003-4740	8/2/2016 (7/7/2015)	Inseego North America, LLC
Personal Video Network	Utility - DIV	USA	Issued	U.S. 8255564 (11/698,745) ENFO01-00054 or 00003-4540	8/28/2012 (1/26/2007)	Inseego Wireless, Inc., successor by merger to Enfora **
Systems And Methods For Facilitating Efficient Vertical Handoffs In A Wireless Communication System	Utility - CON	USA	Issued	U.S. 9615305 (14/637,307) 00003-3123	4/4/2017 (3/3/2015)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System, Method And Device For Switching Between Wwan And Wlan In A Mobile Wireless Hotspot	Utility - CON	USA	Issued	U.S. 9699711 (13/899,425) 00003-0852	7/4/2017 (5/21/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.

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Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
Systems and Methods for Transferring Wireless Power and Data for a 5G Wireless Access Point	Utility	USA	Issued	U.S. 11,172,544 (16/983,891)	11/9/2021 (7/24/2020)	Inseego Corp.
Position-Based Automatic Configuration Of Portable Device	Utility - CON	USA	Pending	(14/060,497) 00003-0663	(10/22/2013)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems And Methods For Automatic Connection With A Wireless Network	Utility - CON	USA	Issued	U.S. 7944901 (12/762,225) 00003-0809	5/17/2011 (4/16/2010)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
System And Method For Seamlessly Increasing Download Throughput	Utility - CIP	USA	Issued	U.S. 8712473 (13/536,993) 116053-012UTL or 00003-3130	4/29/2014 (6/28/2012)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Intelligent Cellular Communications Gateway Device, System, And Method	Utility - CON	USA	Pending	(15/226,738) 00003-4741	(8/2/2016)	Inseego North America, LLC
Device, System, And Method For Orienting An Accelerometer	Utility -	USA	Pending	(15/335,016 (prev 62/246,560)) 00003-2076 (prev. 00003-2075)	(10/26/2016)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Systems and Methods for Monitoring and Detecting Symptoms of Infectious Conditions	Utility	USA	Pending	(16/942,629)	(7/29/2020)	Inseego Corp.
Distributed Architecture Wireless Rf Modem	Utility - DIV	USA	Issued	U.S. 7945290 (12/643,983) 00003-0553	5/17/2011 (12/21/2009)	Inseego Wireless, Inc., f/k/a Novatel Wireless, Inc.
Modular 5G Fixed Wireless Access Device	Utility	USA	Pending	(16/983,996)	(8/3/2020)	Inseego Corp.
5G Connect FWA Self-Install Smartphone Application	Utility	USA	Pending	(17/028,197)	(9/22/2020)	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/082,633	10/28/20	Inseego Corp.
HOTSPOT ACCESSORY CAMERA SYSTEM	Utility	USA	Pending	17/127,865	(12/18/2020)	Inseego Corp.

42019.1 20322648v3

Inseego Patents

Title	Matter Type	Country	Status	Patent No. (Application No.) Docket/File No.	Issue/Grant Date (Filing Date)	OWNER
5G FWA DEVice self-installation and device management application	Utility	USA	Pending	17/142,902	(1/6/2021)	Inseego Corp.
CELLULAR MODEM INTERFACES FOR MODULARIZATION	Utility	USA	Pending	17/203,675	03/16/21	Inseego Corp.
DEVICE AND METHOD FOR SELF-LEARNING INTERNET GATEWAY WITH INTERNET OF THINGS (IOT) DEVICE ISOLATION	Utility	USA	Pending	17/207,493	03/19/21	Inseego Corp.
METHOD FOR PROVISIONING A WIRELESS DEVICE USING A SMARTPHONE APPLICATION	Utility	USA	Pending	17/313,489	05/06/21	Inseego Corp.
5G SERVICE MANAGEMENT IN MULTI-DWELLING UNIT	Utility	USA	Pending	17/685,813	03/03/22	Inseego Corp.
New Mobile App Features	Utility	USA	Pending	17/716,727	04/08/22	Inseego Corp.
INTELLIGENT WAN SWITCHING WITH A ROUTING DEVICE	Utility	USA	Pending	17/725,768	04/21/22	Inseego Corp.
MODULAR 5G FIXED WIRELESS ACCESS DEVICE	Utility	USA	Pending	17/825,308	05/26/22	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Issued	U.S. D951,901 (29/746,960)	05/17/2022	Inseego Corp.
WIRELESS RADIO UNIT	Design	USA	Pending	29/746,957	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH BASIC DOCK	Design	USA	Pending	29/746,941	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE WITH ENHANCED DOCK	Design	USA	Pending	29/747,024	8/18/20	Inseego Corp.
MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/746,931	8/18/20	Inseego Corp.
OUTDOOR MODULAR 5G FIXED WIRELESS DEVICE	Design	USA	Pending	29/747,429	8/21/20	Inseego Corp.
Hotspot Accessory Adapter	Design	USA	Pending	29/753,447	9/30/20	Inseego Corp.
Hotspot Accessory	Design	USA	Pending	29/753,460	9/30/20	Inseego Corp.
METHODS AND APPARATUS FOR MODELING, MONITORING, SIMULATING AND CONTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8,258,748	9/4/2012	Inseego Wireless, Inc., successor by merger to Enfora **
METHODS AND APPARATUS FOR MODELING, MONITORING, ESTIMATING AND CONSTROLLING POWER CONSUMPTION IN BATTERY-OPERATED DEVICES	Utility	USA	Issued	U.S. 8254868	8/28/2012	Inseego Wireless, Inc., successor by merger to Enfora **

42019.1 20322648v3

  42019.1 20322648v3  Inseego Patents   Title  Matter  Type  Country  Status  Patent No.  (Application  No.)  Docket/File  No.  Issue/Grant  Date  (Filing Date)  OWNER  ENHANCED JAMMING DETECTION  Utility   USA  Issued  U.S. 8208848  6/26/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **  PERSISTENT MODEM CONNECTION  Utility   USA  Issued  U.S. 6725290  4/20/2012  Inseego Wireless,  Inc., successor by  merger to Enfora **    ** Following merger of Enfora, Inc. with and into Inseego Wireless, Inc.

A-1 140690.01137/129252919v.2 Schedule A Description of Certain Terms 1. Loan Limits for Revolving Loans and Letters of Credit: (a) Maximum Revolving Facility Amount: $50,000,000 (b) Advance Rates: (i) Accounts Advance Rate: 90%; provided, that if Dilution exceeds 3%, Lender may, at its option (A) reduce such advance rate by the number of full or partial percentage points comprising such excess or (B) establish a Reserve on account of such excess (the “Dilution Reserve”). (ii) Inventory Advance Rate(s): (A) Finished goods: The lesser of (i) 70% and (ii) 90% of the NOLV Factor of the applicable Eligible Inventory (B) Raw materials: 0% (C) Work in progress: 0% (c) Accounts Sublimit: N/A (d) Inventory Sublimit(s): (i) Overall sublimit on advances against Eligible Inventory: 125% of the aggregate amount of Eligible Accounts multiplied by the Accounts Advance Rate (ii) Sublimit on advances against finished goods N/A (iii) Sublimit on advances against raw materials N/A (iv) Sublimit on advances against work in progress N/A (iv) Sublimit on advances against Eligible In-Transit Inventory $2,500,000 (e) Letter of Credit Limit: $0 2. [Reserved]

A-2 140690.01137/129252919v.2 3. Interest Rate: (a) Revolving Loans and Letters of Credit: (I) For Term SOFR Loans, the Applicable Margin for Term SOFR Loans plus Term SOFR plus 0.10% and (II) otherwise, the Applicable Margin for Base Rate Loans plus the Base Rate. 4. Maximum Days re Eligible Accounts: (a) Maximum days after original invoice date for Eligible Accounts: Ninety (90) days (b) Maximum days after original invoice due date for Eligible Accounts: Sixty (60) days 5. Lender’s Bank: Wells Fargo Bank, National Association and its affiliates Siena Lending Group Depository Account Wells Fargo Bank NA Account # 4986311751 ABA Routing # 121 000 248 Reference: Inseego Wireless, Inc. (which bank may be changed from time to time by notice from Lender to Borrowers) 6. Scheduled Maturity Date: December 31, 2024

B-1 140690.01137/129252919v.2 Schedule B Definitions Unless otherwise defined herein, the following terms are used herein as defined in the UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Proceeds, Supporting Obligations and Tangible Chattel Paper. As used in this Agreement, the following terms have the following meanings: “Accounts Advance Rate” means the percentage set forth in Section 1(b)(i) of Schedule A. “Accounts Sublimit” means the amount set forth in Section 1(c) of Schedule A. “Advance Rates” means, collectively, the Accounts Advance Rate and the Inventory Advance Rate. “Affiliate” means, with respect to any Person, any other Person in control of, controlled by, or under common control with the first Person, and any other Person who has a substantial interest, direct or indirect, in the first Person or any of its Affiliates, including, any officer or director of the first Person or any of its Affiliates; provided, however, that neither Lender nor any of its Affiliates shall be deemed an “Affiliate” of any Borrower for any purposes of this Agreement. For the purpose of this definition, a “substantial interest” shall mean the direct or indirect legal or beneficial ownership of more than ten (10%) percent of any class of equity or similar interest. “Agreement” and “this Agreement” have the meanings set forth in the heading to this Agreement. “Applicable Margin” means, as of any date of determination, the Applicable Margin set forth in the following table that corresponds to the Monthly Average Outstanding for the most recently completed month: Tier Monthly Average Outstanding Applicable Margins for Base Rate Loans Applicable Margins for Term SOFR Loans 1 Less than or equal to $15,000,000 2.50% 3.50% 2 Greater than $15,000,000 and less than or equal to $25,000,000 3.00% 4.00% 3 Greater than $25,000,000 4.50% 5.50% provided, that, (a) the Applicable Margin shall be calculated and established once each calendar month and shall remain in effect until adjusted for the next calendar month, (b) each adjustment of the Applicable Margin shall be effective as of the first day of each such calendar month based on the Monthly Average Outstanding for the immediately preceding calendar month, and (c) notwithstanding

B-2 140690.01137/129252919v.2 anything to the contrary contained herein, for the period from the Closing Date until the last day of the first full calendar month immediately following the Closing Date, the Applicable Margin shall be based on the applicable percentage set forth in Tier 1. Notwithstanding anything to the contrary contained herein, immediately and automatically upon the occurrence of any Event of Default, each Applicable Margin shall increase to and equal the highest Applicable Margin specified in the pricing table set forth above and shall continue at such highest Applicable Margin until the date (if any) on which such Event of Default shall be waived in accordance with the provisions of this Agreement, at which time the rate will be adjusted based upon the Monthly Average Outstanding for the immediately preceding calendar month. Any increase in interest rates payable by Borrowers under this Agreement and the Other Documents pursuant to the provisions of the foregoing sentence shall be in addition to and independent of any increase in such interest rates resulting from the occurrence of any Event of Default and/or the effectiveness of the Default Rate provisions of Section 2.1 hereof. The foregoing shall not be construed to limit the rights of Lender with respect to the amount of interest payable after an Event of Default whether based on such recalculated percentage or otherwise. “Approved Electronic Communication” means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, facsimile, Passport 6.0, or any other equivalent electronic service, whether owned, operated or hosted by Lender, any of its Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any other Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information or material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form. “Authorized Accounts Form” has the meaning set forth in Section 4.1. “Authorized Officer” means the chief executive officer, chief financial officer or treasurer of any Borrower and each other Person designated from time to time by any of the foregoing officers of any Borrower in a notice to Lender, which designation shall continue in force and effect until terminated in a notice to Lender from any of the foregoing officers of any Borrower. “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.). “Base Rate” means, for any day, the greatest of (a) the per annum rate of interest which is identified as the “Prime Rate” and normally published in the Money Rates section of The Wall Street Journal (or, if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select) (the “Published Prime Rate”) (and, if any such published rate is below zero, then the rate determined pursuant to this clause (a) shall be deemed to be zero), (b) the sum of the Federal Funds Rate plus 0.5% and (c) 3.50% per annum. Any change in the Base Rate due to a change in such Published Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in such Published Prime Rate or the Federal Funds Rate. “Base Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Base Rate. “Blocked Account” has the meaning set forth in Section 4.1. “Borrowers” has the meaning set forth in the Preamble to this Agreement.

B-3 140690.01137/129252919v.2 “Borrowing Agent” means Inseego Wireless, Inc., acting for itself in its capacity as a Borrower or in its capacity as agent for all of the Borrowers (including itself). “Borrowing Base” means, as of any date of determination, the Dollar Equivalent Amount as of such date of determination of (a) the aggregate amount of Eligible Accounts multiplied by the Accounts Advance Rate (but in no event to exceed the Accounts Sublimit); plus (b) the lower of cost or market value of Eligible Inventory multiplied by the applicable Inventory Advance Rate(s), but not to exceed the Inventory Sublimit(s); minus (c) all Reserves which Lender has established pursuant to Section 1.2 (including those to be established in connection with any requested Revolving Loan or Letter of Credit). “Business Day” means (i) a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close, and (ii) with respect to any matters relating to Term SOFR Loans, a SOFR Business Day. “Capital Expenditures” means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of Borrowers, but excluding expenditures made in connection with the acquisition, replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with cash awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced. “Capitalized Lease” means any lease which is or should be capitalized on the balance sheet of the lessee thereunder in accordance with GAAP. “Closing Date” means August 5, 2022. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all property and interests in property in or upon which a security interest, mortgage, pledge or other Lien is granted pursuant to this Agreement or the other Loan Documents, including all of the property of each Loan Party described in Section 3.1. “Collateral Pledge Agreement” means (a) that certain Collateral Pledge Agreement dated as of the date hereof by the Pledgors (defined therein) and Lender, as pledgee and (b) any other pledge agreement made by a pledgor in favor of Lender from time to time after the Closing Date. “Collections” has the meaning set forth in Section 4.1. “Compliance Certificate” means a compliance certificate substantially in the form of Exhibit F hereto to be signed by an Authorized Officer of Borrowing Agent. “Confidential Information” means confidential information that any Loan Party furnishes to the Lender pursuant to any Loan Document concerning any Loan Party’s business, but does not include any such information once such information has become, or if such information is, generally available to the public or available to the Lender (or other applicable Person) from a source other than the Loan Parties which is not, to the Lender’s knowledge, bound by any confidentiality agreement in respect thereof. “Convertible Notes” shall mean those certain 3.25% Convertible Senior Notes due May 1, 2025 issued under the Convertible Notes Indenture.

B-4 140690.01137/129252919v.2 “Convertible Notes Debt” shall mean all unsecured Indebtedness, liabilities and obligations of every kind and nature owing by any Loan Party or any of the Affiliates of any Loan Party pursuant to the Convertible Notes (including any and all such Indebtedness, liabilities and obligations arising or accruing during any bankruptcy, reorganization or other similar proceeding of any Loan Party or any of their Affiliates, whether or not allowed or allowable in such bankruptcy, reorganization or other similar proceeding). “Convertible Notes Documents” shall mean, collectively, the Convertible Notes Indenture, the Convertible Notes, and all other instruments and other agreements and contracts executed and delivered from time to time in connection therewith, in each case including all exhibits, schedules, annexes, and disclosure letters referred to therein or delivered pursuant thereto, if any. “Convertible Notes Indenture” means that certain Indenture between Parent and Wilmington Trust, National Association, a national banking association, as trustee (“Trustee”), as supplemented by that certain First Supplemental Indenture, dated as of May 12, 2020 between Parent and Trustee. “Default” means any event which with notice or passage of time, or both, would constitute an Event of Default. “Default Rate” has the meaning set forth in Section 2.1. “Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve (12) months, that is the result of dividing the Dollar Equivalent Amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period. “Dilution Reserve” has the meaning set forth in Section 1(b)(i) of Schedule A. “Disqualified Equity Interests” shall mean any Equity Interests which, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition, (a) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are redeemable at the option of the holder thereof, in whole or in part, on or prior to the date which is 91 days following the last day of the term of this Agreement (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event results in the payment in full of the Obligations), (b) are convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in clause (a) above, in each case, at any time on or prior to the date which is 91 days following the last day of the term of this Agreement, or (c) are entitled to receive scheduled dividends or distributions in cash prior to the Termination Date. “Dollar Equivalent” means, at any time, (a) as to any amount denominated in Dollars, the amount hereof at such time, and (b) as to any amount denominated in a currency other than Dollars, the equivalent amount in Dollars as determined by Lender at such time that such amount could be converted into Dollars by Lender according to prevailing exchange rates selected by Lender. “Dollars” or “$” means United States Dollars, lawful currency for the payment of public and private debts. “E-Signature” means the process of attaching to or logically associating with an Approved Electronic Communication an electronic symbol, encryption, digital signature or process

B-5 140690.01137/129252919v.2 (including the name or an abbreviation of the name of the party transmitting the Approved Electronic Communication) with the intent to sign, authenticate or accept such Approved Electronic Communication. “EBITDA” means, for the applicable period, for the Loan Parties on a consolidated basis, the sum of (a) Net Income, plus (b) Interest Expense deducted in the calculation of such Net Income, plus (c) federal, state, and local income taxes, whether paid, payable or accrued, deducted in the calculation of such Net Income, plus (d) depreciation expense deducted in the calculation of such Net Income, plus (e) amortization expense deducted in the calculation of such Net Income, plus (f) all non-cash expenses reflected in Net Income (other than write-downs of assets), including non-cash stock compensation expense, minus (g) all income from the sale of real estate, equipment, discontinued operations, and extraordinary items (including, without limitation, income from debt forgiveness) reflected in Net Income. “Eligible Account” means, at any time of determination, an Account owned by a Borrower that satisfies the general criteria set forth below (provided, that Lender may, in its Permitted Discretion, upon two (2) Business Day’s prior written notice to Borrowers (which prior notice shall not be required if an Event of Default has occurred and is continuing), revise such criteria from time to time to address the results of any information with respect to the Borrowers’ business or assets, including as a result of any field examination performed by (or on behalf of) Lender from time to time). An Account shall be deemed to meet the general criteria if: (a) neither the Account Debtor nor any of its Affiliates is an Affiliate, creditor or supplier of the applicable Borrower (with Accounts to be ineligible to the extent of any amounts owed by such applicable Borrower to such Person as a creditor or supplier); (b) it does not remain unpaid more than the earlier to occur of (i) the number of days after the original invoice date set forth in Section 4(a) of Schedule A or (ii) the number of days after the original invoice due date set forth in Section 4(b) of Schedule A; (c) the Account Debtor or its Affiliates are not past due (or past any of applicable dates referenced in clause (b) above) on other Accounts owing to the applicable Borrower comprising more than 25% of all of the Accounts owing to the applicable Borrower by such Account Debtor or its Affiliates; (d) (i) all Eligible Accounts owing by T-Mobile or Verizon, and their respective Subsidiaries and Affiliates do not, in each case, represent more than 60% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (i) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 60% of all otherwise Eligible Accounts) and (ii) all Eligible Accounts (other than those described in the immediately foregoing clause (i)) owing by any single account debtor and its Subsidiaries and Affiliates do not represent more than 15% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (ii) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 15% of all otherwise Eligible Accounts); (e) the Account complies with each covenant, representation or warranty contained in this Agreement or any other Loan Document with respect to Eligible Accounts (including any of the representations set forth in Section 5.4);

B-6 140690.01137/129252919v.2 (f) the Account is not subject to any contra relationship, counterclaim, dispute or set- off; provided, that such Account shall be deemed to be ineligible only to the extent of such contra, counterclaim, dispute or set-off; (g) the Account Debtor’s chief executive office or principal place of business is located in the United States or Canada unless (i) the sale is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its Permitted Discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender in its Permitted Discretion, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms, conditions and in an amount acceptable to Lender in its Permitted Discretion; (h) the Account is payable solely in Dollars; (i) the Account is absolutely owing to such Borrower and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings; (j) Lender shall have verified the Account in a manner satisfactory to Lender in its Permitted Discretion; (k) the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof), unless the applicable Borrower has complied with the Assignment of Claims Act of 1940 (31 U.S.C. §203 et seq.) or other applicable similar state or local law in a manner satisfactory to Lender; (l) it is at all times subject to Lender’s duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (i) were not, at the time of sale, subject to any Lien except Permitted Liens and (ii) have been sold by the applicable Borrower to the Account Debtor in the ordinary course of the applicable Borrower’s business and delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by the applicable Borrower and accepted by the Account Debtor in the ordinary course of the applicable Borrower’s business; (m) the Account is not evidenced by Chattel Paper or an Instrument of any kind (unless delivered to Lender in accordance with Section 3.2 of this Agreement) and has not been reduced to judgment; (n) the Account Debtor’s total indebtedness to the applicable Borrower does not exceed the amount of any credit limit established by the applicable Borrower or Lender in its Permitted Discretion and the Account Debtor is otherwise deemed to be creditworthy by Lender in its Permitted Discretion (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (n) shall be considered Eligible Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits); (o) there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any adverse change in the Account Debtor’s financial condition or impair or delay the collectability of all or any portion of such Account;

B-7 140690.01137/129252919v.2 (p) Lender has been furnished with all documents and other information pertaining to such Account which Lender has reasonably requested, or which the applicable Borrower is obligated to deliver to Lender, pursuant to this Agreement; (q) the applicable Borrower has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (b) above; (r) the applicable Borrower has not posted a surety or other bond in respect of the contract under which such Account arose; and (s) the Account Debtor is not subject to any proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law. “Eligible In-Transit Inventory” means all Inventory which satisfies the general criteria set forth below and which is otherwise acceptable to Lender in its sole discretion (provided, that Lender may, in its sole discretion, change the general criteria for acceptability of Eligible In-Transit Inventory and shall notify Borrowers of such change promptly thereafter) net of (a) accrued unpaid fees and expenses due by Borrowers to any customs broker, freight forwarder or carrier and (b) $1,000 per container (or such other amount determined by Lender in its sole discretion) for the cost to transport such Inventory to one of Borrowers’ store locations: (i) for which Borrowers have retained title or for which title has passed to Borrowers; (ii) which has been paid for by Borrowers, if purchased from a Person who is not a Borrower; (iii) which is insured to the full value thereof to the satisfaction of Lender; (iv) for which any Borrower or Lender shall have in its possession (i) true and correct copies of all applicable negotiable bills of lading or freight forwarder cargo receipt properly endorsed or (ii) all applicable non-negotiable bills of lading in Lender’s name; and (v) in respect of which Lender shall have received, if requested, a duly executed collateral access agreement from the applicable customs broker, freight forwarder or carrier for such Inventory, in form and substance satisfactory to Lender. Eligible In-Transit Inventory shall not include Inventory being acquired pursuant to a trade Letter of Credit to the extent such trade Letter of Credit for the specific Inventory being claimed as collateral remains outstanding. “Eligible Inventory” means, at any time of determination, Inventory owned by a Borrower that satisfies the general criteria set forth below (provided, that Lender may, in its Permitted Discretion, upon two (2) Business Day’s prior written notice to Borrowers (which prior notice shall not be required if an Event of Default has occurred and is continuing), revise such criteria from time to time to address the results of any information with respect to the Borrowers’ business or assets, including as a result of any appraisal performed by (or on behalf of) Lender from time to time). Inventory shall be deemed to meet the current general criteria if: (a) it consists of finished goods but not work in progress; (b) it is in good, new and saleable condition;

B-8 140690.01137/129252919v.2 (c) it is not slow-moving (defined as inventory that is (i) over 6 months old from date of receipt or (ii) in quantities exceeding the last 6 months’ sales by unit), obsolete, damaged, contaminated, unmerchantable, returned, rejected, discontinued or repossessed, or supplies and packaging; (d) it is not in the possession of a processor, consignee or bailee, or located on premises leased or subleased to the applicable Borrower, or on premises subject to a mortgage in favor of a Person other than Lender, unless (x) such processor, consignee, bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person’s rights with respect to such Inventory and Lender’s right to gain access thereto or (y) a rent Reserve has been established by Lender in accordance with this Agreement in the case of third party leased locations, or such other Reserve satisfactory to Lender in its Permitted Discretion has been established with respect to Inventory in possession of any processor, consignee or bailee, or located on the premises owned by any Loan Party subject to a mortgage in favor of a Person other than Lender; (e) it does not consist of fabricated parts, labels, pallets, consigned items, supplies or packaging; (f) it meets all standards imposed by any Governmental Authority; (g) it conforms in all respects to any covenants, warranties and representations set forth in this Agreement and each other Loan Document; (h) it is at all times subject to Lender’s duly perfected, first priority security interest and no other Lien except a Permitted Lien; (i) it is not purchased or manufactured pursuant to a license agreement that is not assignable to each of Lender and its transferees, unless such license agreement is satisfactory to Lender or Lender is in receipt of a Licensor Consent Agreement in form and substance satisfactory to Lender; and (j) it is situated at a Collateral location listed in Sections 27-32 of the Information Certificate(s) or other location of which Lender has been notified as required by Section 5.8 (and it is not in-transit), in each case which location must be in the continental United States or (ii) it is Eligible In-Transit Inventory. “Equity Interests” means, with respect to a Person, all of the shares of stock, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time). “ERISA” means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of section 414(b) or (c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code and section 302 of ERISA).

B-9 140690.01137/129252919v.2 “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or the receipt of notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan under Section 4042 of ERISA; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate. “Event of Default” has the meaning set forth in Section 7.1. “Excess Availability” means the amount, as determined by Lender, calculated at any date, equal to the difference of (a) the lesser of (x) the Maximum Revolving Facility Amount and all Reserves and (y) the Borrowing Base, minus (b) the outstanding balance of all Revolving Loans and the Letter of Credit Balance; minus (c) all amounts due and owing to any Borrower’s trade creditors which are outstanding sixty (60) days or more past their due date and any book overdraft, provided that if any of the Loan Limits for Revolving Loans is exceeded as of the date of calculation, then Excess Availability shall be zero. “Excluded Collateral” has the meaning set forth in Section 3.1. “Excluded Subsidiary” means any Subsidiary organized and existing under the laws of a jurisdiction other than the United States. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i)imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes; (b)United States federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Recipient acquires such interest in the Loan or Commitment or acquires such participation, except in each case to the extent that, pursuant to Section 9.1 amounts with respect to such Taxes were payable either to such Recipient’s assignor (or Lender granting such participation) immediately before such assignment or grant of participation; (c) Taxes attributable to such Recipient’s failure to comply with Section 9.1(e); and (d) any withholding Taxes imposed pursuant to FATCA. “Extraordinary Receipts” means any cash or cash equivalents received by or paid to or for the account of any Loan Party not in the ordinary course of business, including amounts received in respect of foreign, United States, state or local tax refunds, purchase price adjustments, indemnification payments, and pension plan reversions.

B-10 140690.01137/129252919v.2 “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof. “Fee Letter” means that certain Fee Letter, dated as of the date hereof, between Borrowers and Lender. “Fiscal Year” means the fiscal year of Borrowers which ends on December 31st of each year. “Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (i) EBITDA for the applicable period, minus unfinanced Capital Expenditures of the Loan Parties on a consolidated basis for such period, to (ii) Fixed Charges for such period. “Fixed Charges” means, for the period in question, on a consolidated basis, the sum of (a) all principal payments scheduled or required to be made during or with respect to such period in respect of Indebtedness of the Loan Parties, plus (b) all Interest Expense of the Loan Parties for such period paid or required to be paid in cash during such period, plus (c) all federal, state, and local income taxes of the Loan Parties paid or required to be paid for such period, plus (d) all cash distributions, dividends, redemptions and other cash payments made or required to be made during such period with respect to any Equity Interests issued by any Loan Party. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination, in any case consistently applied. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranty”, “Guaranteed” or to “Guarantee”, as applied to any Indebtedness, liability or other obligation, means (a) a guaranty, directly or indirectly, in any manner, including by way of endorsement (other than endorsements of negotiable instruments for collection in the ordinary course of business), of any part or all of such Indebtedness, liability or obligation, and (b) an agreement, contingent or otherwise, and whether or not constituting a guaranty, assuring, or intended to assure, the payment or performance (or payment of damages in the event of non-performance) of any part or all of such Indebtedness, liability or obligation by any means (including, the purchase of securities or obligations, the purchase or sale of property or services, or the supplying of funds). “Guarantors” has the meaning set forth in the heading to this Agreement. “Indebtedness” means (without duplication), with respect to any Person, (a) all obligations or liabilities, contingent or otherwise, for borrowed money, (b) all obligations represented by promissory notes, bonds, debentures or the like, or on which interest charges are customarily paid, (c) all liabilities secured by any Lien on property owned or acquired, whether or not such liability shall have been assumed, (d) all obligations of such Person under conditional sale or other title retention

B-11 140690.01137/129252919v.2 agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade payables which are not ninety (90) days past the invoice date incurred in the ordinary course of business, but including the maximum potential amount payable under any earn-out or similar obligations), (f) all Capitalized Leases of such Person, (g) all obligations (contingent or otherwise) of such Person as an account party or applicant in respect of letters of credit and/or bankers’ acceptances, or in respect of financial or other hedging obligations, (h) all Equity Interests issued by such Person subject to repurchase or redemption at any time on or prior to the Scheduled Maturity Date, other than voluntary repurchases or redemptions that are at the sole option of such Person, (i) all principal outstanding under any synthetic lease, off- balance sheet loan or similar financing product, and (j) all Guarantees, endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Information Certificate(s)” means (a) as of the Closing Date, the information certificate(s) annexed hereto and (b) as of any date after the Closing Date, the information certificate(s) described in the immediately foregoing clause (a) as most recently updated and delivered to Lender. “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks and trademark licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Interest Expense” means, for the applicable period, for the Loan Parties on a consolidated basis, total interest expense (including interest attributable to Capitalized Leases in accordance with GAAP) and fees with respect to outstanding Indebtedness. “Inventory Advance Rate” means the percentage(s) set forth in Section 1(b)(ii) of Schedule A. “Inventory Sublimit” means the amount(s) set forth in Section 1(d) of Schedule A. “Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102 of the UCC, (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Equity. “Issuers” means the collective reference to each issuer of Investment Property; provided that in no event shall such term include Inseego Corp. “Judgment Currency” has the meaning set forth in Section 6.3(b). “Lender” has the meaning set forth in the heading to this Agreement. “Letter of Credit” has the meaning set forth in Section 1.1.

B-12 140690.01137/129252919v.2 “Letter of Credit Balance” means the sum of (a) the aggregate undrawn face amount of all outstanding Letters of Credit and (b) all interest, fees and costs due or, in Lender’s estimation, likely to become due in connection therewith. “Letter of Credit Limit” means the amount set forth in Section 1(e) of Schedule A. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement in the nature of a security interest of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Liquidity” means, as of any date of determination, the sum of (i) the Loan Parties’ Excess Availability, plus (ii) the lesser of (x) Qualified Cash and (y) $5,000,000. “Loan Account” has the meaning set forth in Section 2.4. “Loan Documents” means, collectively, this Agreement and all notes, guaranties, security agreements, mortgages, certificates, landlord’s agreements, Lock Box and Blocked Account agreements the Fee Letter, the Collateral Pledge Agreement, and all other agreements, documents and instruments now or hereafter executed or delivered by any Borrower, any Loan Party in connection with, or to evidence the transactions contemplated by, this Agreement. “Loan Guaranty” means Section 8 of this Agreement. “Loan Limits” means, collectively, the Loan Limits for Revolving Loans and Letters of Credit set forth in Section 1 of Schedule A and all other limits on the amount of Loans and Letters of Credit set forth in this Agreement. “Loan Party” means, individually, any Borrower, Parent, and any other Guarantor party to this Agreement; and “Loan Parties” means, collectively, Borrowers, Parent and the other Guarantors party to this Agreement. “Loans” means, collectively, the Revolving Loans. “Lock Box” has the meaning set forth in Section 4.1. “Material Adverse Effect” means any event, act, omission, condition or circumstance which, which individually or in the aggregate, has or could reasonably be expected to have a material adverse effect on (a) the business, operations, properties, assets or financial condition of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under any of the Loan Documents, or (c) the validity or enforceability of, or Lender’s rights and remedies under, any of the Loan Documents. “Material Contract” means has the meaning set forth in Section 5.18. “Maturity Date” means the Scheduled Maturity Date (or if earlier the Termination Date), or such earlier date as the Obligations may be accelerated in accordance with the terms of this Agreement (including without limitation pursuant to Section 7.2). “Maximum Lawful Rate” has the meaning set forth in Section 2.5.

B-13 140690.01137/129252919v.2 “Maximum Liability” has the meaning set forth in Section 8.9. “Maximum Revolving Facility Amount” means the amount set forth in Section 1(a) of Schedule A. “Monthly Average Outstanding” means, for any calendar month period commencing on the first day of the month of such period (or on the Closing Date with respect to the first month during the term of this Agreement), the average daily outstanding principal balance of the Revolving Loans and the Letter of Credit Balance during such period. “Monthly Financial Model” means a report substantially in the form of Exhibit G hereto to be signed by an Authorized Officer of Borrowing Agent. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Income” means, for the applicable period, for Borrowers or Loan Parties on a consolidated basis, as applicable, the net income (or loss) of Borrowers or Loan Parties on a consolidated basis, as applicable, for such period, in each case of Borrowers or Loan Parties on a consolidated basis, as applicable, for such period. “Net Orderly Liquidation Value” with respect to Eligible Inventory means the net orderly liquidation value of such Eligible Inventory as determined by Lender from time to time based upon the most recent Inventory appraisal received by the Lender prepared by an appraiser, and in a manner acceptable to Lender. “NOLV Factor” means the quotient, expressed as a percentage, of (a) the Net Orderly Liquidation Value of Eligible Inventory divided by (b) the book value of Eligible Inventory, which will be adjusted monthly or at such other times as Lender shall determine in its discretion. “Non-Paying Guarantor” has the meaning set forth in Section 8.10. “Non-U.S. Recipient” has the meaning set forth in Section 9.1(e)(ii). “Notice of Borrowing” has the meaning set forth in Section 1.4. “Obligations” means all present and future Loans, advances, debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by any Borrower or any Loan Party to Lender, whether evidenced by this Agreement, any other Loan Document or otherwise whether arising from an extension of credit, opening of a Letter of Credit, guaranty, indemnification or otherwise, whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrowers’ indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute. “Organic Documents” means, with respect to any Person, the certificate of incorporation, articles of incorporation, certificate of formation, certificate of limited partnership, by- laws, operating agreement, limited liability company agreement, limited partnership agreement or other similar governance document of such Person.

B-14 140690.01137/129252919v.2 “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Overadvance” has the meaning set forth in Section 1.7(a). “Parent” means Inseego Corp., a Delaware corporation. “Participant” has the meaning set forth in Section 10.10. “Passport 6.0” means the electronic and/or internet-based system approved by Lender for the purpose of making notices, requests, deliveries, communications, and for the other purposes contemplated in this Agreement or otherwise approved by Lender, whether such system is owned, operated or hosted by Lender, any of its Affiliates or any other Person. “Paying Guarantor” has the meaning set forth in Section 8.10. “Payment Conditions” means, in respect of any investment, loan, guaranty, repurchase of Equity Interests or any other applicable transaction (each, a “Specified Transaction”), the following conditions: (a) no Default or Event of Default shall have occurred and be continuing or shall result therefrom, (b) the Loan Parties shall have Liquidity on the date of such proposed Specified Transaction (before giving effect thereto) and on a pro forma basis after giving effect thereto that is no less than $17,500,000 for the 30 day period immediately thereafter, (c) the Loan Parties shall have a Fixed Charge Coverage Ratio of at least 1.10:1.00), calculated as of the last day of the calendar month most recently ended prior to the date of the proposed Specified Transaction for which financial statements have been delivered to Agent, for the twelve (12) consecutive calendar month period then ended on a pro forma basis as though such proposed Specified Transaction had occurred on the first day of such four (4) consecutive calendar month period, and (d) Lender shall have received a certificate executed by an Authorized Office certifying to Lender that the foregoing conditions in clauses (a) through (c) have been satisfied and will be satisfied on the date of such proposed Specified Transaction (before giving effect thereto) and on a pro forma basis after giving effect thereto. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA, and any sections of the Code or ERISA related thereto that are enacted after the date of this Agreement.

B-15 140690.01137/129252919v.2 “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by a Loan Party and or ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Acquisition” means the acquisition by any Borrower of all or substantially all the assets of any other Person or line of business of such other Person, or all of the Equity Interests of any other Person (referred to herein as the “Acquired Entity”); provided that (i) the Acquired Entity shall be in a similar or related line of business as that of Borrowers as conducted during the current and most recently concluded calendar year or a business that uses comparable assets and equipment; (ii) at the time of such acquisition (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing, and (B) Borrowers would be in compliance with the covenants set forth in Section 5.25 of this Agreement as of the most recently completed period ending prior to such acquisition for which the financial statements and Compliance Certificate required by Section 5.15 of this Agreement were required to be delivered, after giving pro forma effect to such acquisition and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other acquisition described in this definition occurring after such period) as if such acquisition (and the occurrence or assumption of any Indebtedness in connection therewith) had occurred as of the first day of such period; (iii) Borrowers shall not incur or assume any Indebtedness in connection with such acquisition, except for Permitted Indebtedness; (iv) Borrowers shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 3.3 of this Agreement; (v) no Acquired Entity shall be organized or domiciled under the law of any jurisdiction outside the United States; (vi) Borrower’s Minimum Liquidity immediately before and after giving effect to such acquisition will be not less than $17,500,000; (vii) the aggregate consideration (which shall include any amount paid and any principal indebtedness or other liabilities assumed or incurred, including without limitation, any earn-out obligations) for all such “Permitted Acquisitions” shall not exceed (x) $10,000,000 in the aggregate during any fiscal year of Borrowers and (y) $30,000,000 in the aggregate for all such acquisitions during the period between the Closing Date and the Scheduled Maturity Date; (viii) [Reserved], (ix) Borrowers shall have delivered to Lender a certificate of the chief financial officer of Borrowers certifying as to Borrowers’ compliance with the requirements of this definition and setting forth in reasonable detail Borrowers’ calculation of the items set forth in clause (ii)(B) of this definition of “Permitted Acquisition” (in each case, in form and substance satisfactory to Lender) and attaching such supporting documentation as Lender may request and (x) no assets acquired in any such transaction(s) shall be included in the Borrowing Base until Lender has received a field examination and/or appraisal of such assets, in form and substance acceptable to Lender. For the purposes of calculating Minimum Liquidity under this definition, any assets being acquired in the proposed acquisition shall be included in the Borrowing Base on the date of closing so long as Lender has received an audit or appraisal of such assets as set forth in clause (x) above and so long as such assets satisfy the applicable eligibility criteria. The term “Permitted Acquisition” shall also include all other acquisitions to which Lender may consent in writing without reference to any of the foregoing tests. “Permitted Discretion” means a determination made by Lender in the exercise of reasonable (from the perspective of an asset-based secured lender) business judgment. “Permitted Indebtedness” means: (a) the Obligations; (b) the Indebtedness existing on the date hereof described in Section 46 of the Information Certificate(s); in each case along with extensions, refinancings, modifications, amendments and restatements thereof, provided, that (i) the principal amount thereof is not increased, (ii) if such Indebtedness is subordinated to any or all of the Obligations, the applicable subordination terms shall not be modified without the prior written consent of Lender, and (iii) the terms thereof are not modified to impose more burdensome terms upon any Loan

B-16 140690.01137/129252919v.2 Party; (c) capitalized leases and purchase money Indebtedness secured by Permitted Liens in an aggregate amount not exceeding $250,000 at any time outstanding; (d) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (e) any earn-outs that constitute Indebtedness incurred in connection with any Permitted Acquisition; (f) other unsecured Indebtedness in an amount not to exceed $500,000 in the aggregate at any time outstanding; and (g) the Convertible Notes Debt owing by the Loan Parties. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least AA from Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc. (“S&P”) or Aa from Moody’s Investors Service, Inc. (“Moodys”), or equivalent rating from a successor ratings agency; (c) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-2 from S&P or P-2 from Moody’s or equivalent rating from a successor ratings agency; (d) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof, or by any Lender which has a combined capital and surplus and undivided profits of not less than $500,000,000; (e) fully collateralized repurchase agreements with a term of not more than 120 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (d) of this definition; and (f) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated at least AA by S&P or Aa by Moody’s and (iii) have portfolio assets of at least $1,000,000.00. “Permitted Liens” means (a) purchase money security interests in specific items of Equipment securing Permitted Indebtedness described under clause (c) of the definition of Permitted Indebtedness; (b) Liens disclosed in Section 47 of the Information Certificate(s); provided, however, that to qualify as a Permitted Lien, any such Lien described in Section 47 of the Information Certificate(s) shall only secure the Indebtedness that it secures on the Closing Date and any permitted refinancing in respect thereof; (c) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, provided, that the same have no priority over any of Lender’s security interests; (d) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the

B-17 140690.01137/129252919v.2 enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (e) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to any Loan Party); (f) cash deposits or pledges of an aggregate amount not to exceed $250,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business, (g) licenses, sublicenses or any other rights granted with respect to Intellectual Property in the ordinary course of business; (h) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business; (i) landlords’ and lessors’ statutory Liens; (j) Liens arising from precautionary Uniform Commercial Code filings regarding “true” operating leases or, to the extent permitted under this Agreement, the consignment of goods to a Loan Party; (k) Liens in favor of customs and revenues authorities imposed by applicable law arising in the ordinary course of business in connection with the importation of goods; and (l) liens in favor of Lender. “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained by any Loan Party or any such plan to which any Loan Party (or with respect to any plan subject to Section 412 or 430 of the Code or Section 302 or Title IV of ERISA, any ERISA Affiliate) is required to contribute. “Pledged Equity” means the Equity Interests of each Borrower, any direct subsidiary of each Borrower, and any direct subsidiary of Parent, in each case, as listed on Sections 20 and 41 of the Information Certificate(s), together with any other Equity Interests, certificates, options, or rights or instruments of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Loan Party while this Agreement is in effect, and including, without limitation, to the extent attributable to, or otherwise related to, such pledged Equity Interests, all of such Loan Party’s (a) interests in the profits and losses of each Issuer of pledged Equity Interests, (b) rights and interests to receive distributions of each Issuer of pledged Equity Interests’ assets and properties, and (c) rights and interests, if any, to participate in the management or each Issuer of pledged Equity Interests related to such pledged Equity Interests. “Prepayment Event” means: (a) any sale (other than sales of inventory in the ordinary course of business), transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party other than assets with an aggregate fair value which do not exceed $100,000 in any Fiscal Year; (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any of any Loan Party with an aggregate fair value immediately prior to such event equal to or greater than $100,000 in any Fiscal Year; (c) the issuance by any Loan Party to any Person (other than to another Loan Party) of any Equity Interests after the Closing Date, or the receipt by any Loan Party of any capital contribution from any Person (other than from another Loan Party) after the Closing Date, other than in connection with exercises under Parent’s employee stock option programs, as described in Section 19 of Parent’s Information Certificate; (d) the incurrence by any Loan Party of any Indebtedness not permitted by this Agreement; and (e) the receipt by any Loan Party of any Extraordinary Receipts in excess of $100,000 in the aggregate in any Fiscal Year.

B-18 140690.01137/129252919v.2 “Protective Advances” has the meaning set forth in Section 1.3. “Qualified Cash” means unrestricted domestic cash and Cash Equivalents of the Loan Parties held in a deposit account that is subject to a deposit account control agreement in favor of Lender. “Recipient” means any Lender, Participant, or any other recipient of any payment to be made by or on account of any Obligation of any Loan Party under this Agreement or any other Loan Document, as applicable. “Register” has the meaning set forth in Section 10.9(a). “Released Parties” has the meaning set forth in Section 6.1. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Reserves” has the meaning set forth in Section 1.2. “Restricted Accounts” means Deposit Accounts (a) established and used (and at all times will be used) solely for the purpose of paying current payroll obligations of Loan Parties (and which do not (and will not at any time) contain any deposits other than those necessary to fund current payroll), in each case in the ordinary course of business, or (b) maintained (and at all times will be maintained) solely in connection with an employee benefit plan, but solely to the extent that all funds on deposit therein are solely held for the benefit of, and owned by, employees (and will continue to be so held and owned) pursuant to such plan. “Revolving Loans” has the meaning set forth in Section 1.1(a). “Scheduled Maturity Date” means the date set forth in Section 6 of Schedule A. “Securities Act” means the Securities of Act of 1933, as amended. “Senior Officer” means the current president, chief executive officer and chief financial officer of any Loan Party. “Servicer” means Siena Lending Group LLC, a Delaware limited liability company, in its a capacity as servicer. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR-Based Rate” means SOFR or Term SOFR. “SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Stated Rate” has the meaning set forth in Section 2.5.

B-19 140690.01137/129252919v.2 “Subsidiary” means any corporation or other entity of which a Person owns, directly or indirectly, through one or more intermediaries, more than 50% of the Equity Interests at the time of determination. Unless the context indicates otherwise, references to a Subsidiary shall be deemed to refer to a Subsidiary of Borrowers. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for a tenor of one month has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided however if the Term SOFR determined as provided above would be less than one percent (1.00%), then Term SOFR shall be deemed to be one percent (1.00%). “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Lender in its reasonable discretion). “Term SOFR Loan” means each portion of a Loan that bears interest at a rate determined by reference to Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the date on which all of the Obligations have been paid in full in cash and all of Lender’s lending commitments under this Agreement and under each of the other Loan Documents have been terminated. “UCC” means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York or such other applicable jurisdiction. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association (or any successor thereto), recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Loan Document, and either Borrowers or Lender shall so request, Lender and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such

B-20 140690.01137/129252919v.2 change in GAAP; provided, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrowers shall provide to Lender financial statements and other documents required under this Agreement and the other Loan Documents which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (Codification of Accounting Standards 825-10) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein. As used in this Agreement, as used in the phrases “could reasonably be expected to result” or “could not reasonably be expected to result”, the word “could” shall be construed to mean that a determination has been made, in good faith, that the result in question has a chance of occurring that is not de minimis and not merely within the realm of possibility. Notwithstanding anything to the contrary contained in the paragraph above or the definitions of Capital Expenditures or Capitalized Leases, in the event of a change in GAAP after the Closing Date requiring all leases to be capitalized, only those leases (assuming for purposes of this paragraph that they were in existence on the Closing Date) that would constitute Capitalized Leases on the Closing Date shall be considered Capital Leases (and all other such leases shall constitute operating leases) and all calculations and deliverables under this Agreement or the other Loan Documents shall be made in accordance therewith (other than the financial statements delivered pursuant to this Agreement; provided, that all such financial statements delivered to Lender in accordance with the terms of this Agreement after the date of such change in GAAP shall contain a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such change). References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits” or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”. “Or” shall be construed to mean “and/or”. Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person. References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively. Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds. Time is of the essence for each performance obligation of the Loan Parties under this Agreement and each Loan Document. All amounts used for purposes of financial calculations required to be made herein shall be without duplication. References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations. References to any agreement, instrument or document (a) shall include all schedules, exhibits, annexes and other attachments thereto and (b) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Loan Document). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless otherwise specified herein Dollar ($) baskets set forth in the representations and warranty, covenants and event of default provisions of this Agreement (and other similar baskets) are calculated as of each date of measurement by the Dollar Equivalents thereof as of such date of measurement.

C-1 140690.01137/129252919v.2 Schedule C [Reserved]

D-1 140690.01137/129252919v.2 Schedule D Provide Lender with each of the documents set forth below at the following times in form satisfactory to Lender: No later than the date that is 45 days after the Closing Date • a historical financial model for Passport 6.0, in a form to be determined by Lender A4. Financial Model 2016 - Historical Dat (i) Monthly (no later than the 20th day of each calendar month), or (ii) if at any time Excess Availability is less than $10,000,000, weekly (no later than the 3rd Business Day of each week); provided that in each case, no later than the date of each Loan made or more frequently if Lender requests • a detailed aging, by total, of Borrowers’ Accounts, together with an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, with respect to Borrowers’ Accounts (delivered electronically in an acceptable format) • a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks (delivered electronically in an acceptable form) • a detailed Inventory perpetual report with respect to Borrowers’ Inventory together with a listing by category and location of Inventory (delivered electronically in an acceptable format) • a detailed calculation of Inventory of Borrowers that is not eligible for the Borrowing Base (delivered electronically in an acceptable format). • with respect to any Eligible In-Transit Inventory, a detailed report including the name of the carrier, the name of the vessel, container numbers, the port and date of departure, the port and date of arrival, the date such Inventory was received at a location listed in Sections 27-32 of the Information Certificate(s) or other location of which Lender has been notified as required by Section 5.8, the type, quantity and dollar amount of such Inventory, the date title passed to Borrowers, any unpaid fees due and owing to any customs broker, freight forwarder or carrier (including, without limitation, any reimbursement obligations, demurrage or storage fees, customs fees or excise taxes) and any unpaid fees due and owing to any transporter of such Inventory. • notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrowers’ Accounts in excess of $100,000 in the aggregate • At any time Excess Availability is less than $5,000,000 or upon Lender’s request, copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of $100,000

D-2 140690.01137/129252919v.2 (or such other amount as determined in Lender’s Permitted Discretion, from time to time) Monthly (no later than the 20th day of each calendar month) • a detailed calendar month end aging, by total, of Borrowers’ Accounts, together with a monthly Account roll-forward with respect to Borrowers’ Accounts, in a format acceptable to Lender in its discretion, tied to the beginning and ending Account balances of Borrowers’ general ledger (delivered electronically in an acceptable format) • a summary calendar month end aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks (delivered electronically in an acceptable format) • a detailed calendar month end Inventory perpetual report with respect to Borrowers’ Inventory together with a listing by category and location of Inventory (delivered electronically in an acceptable format) • a detailed calculation of Inventory of Borrowers that is not eligible for the Borrowing Base (delivered electronically in an acceptable format). • a list of (i) all applications, if any, for Intellectual Property made since the date of the prior certificate (or, in the case of the first such certificate, the date hereof), (ii) all issuances of registrations or letters on existing applications for Intellectual Property received since the date of the prior certificate (or, in the case of the first such certificate, the date hereof) • a reconciliation of Accounts, trade accounts payable, and Inventory of Borrowers’ calendar month end general ledger accounts to its monthly financial statements including any book reserves related to each category • a monthly sales backlog report • a detailed list of all accruals at calendar month end • a detailed reconciliations of Borrower’s perpetual against any contract manufacturers’ and/or third-party logistic providers’ book and records • a listing of any new product launches that are reasonably anticipated to generate annual revenue in excess of $15,000,000. 1 • an inventory turnover/excess on hand report by category 1 NTD – Siena is discussing how best to address “new product launches” from a Borrowing Base/availability perspective.

D-3 140690.01137/129252919v.2 Monthly (no later than the 30 days after the end of each calendar month (or 45 days for the months of March, June, September, and December)), as set forth in Section 5.15(b) • the unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed (including management discussion and analysis) • a Monthly Financial Model and trial balance (referred to as the “FTA”) for Passport 6.0, in a form to be determined by Lender • a Compliance Certificate Quarterly • a report regarding each Loan Party’s accrued, but unpaid, ad valorem taxes Bi-Annually (in January and in July of each calendar year) • a detailed list of each Loan Party’s customers, with address and contact information • a detailed list of each Loan Party’s vendors, with address and contact information • an updated Information Certificate(s), true and correct in all material respects as of the date of delivery, accompanied by a certificate executed by an Authorized Officer of Borrowers and substantially in the form of Exhibit F hereto (it being understood and agreed that no such update shall serve to cure any existing Event of Default, including any Event of Default resulting from any failure to provide any such disclosure to Lender on an earlier date or any breach of any earlier made representation and/or warranty). Yearly (no later than 120 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(a) • financial statements of each Loan Party as of the end of such Fiscal Year • a Compliance Certificate Yearly (no later than 30 days prior the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(d) • monthly business projections for the following Fiscal Year for the Loan Parties on a consolidated and consolidating basis Promptly upon (but in no event later than two Business Days after) delivery or • copies of any and all written notices (including notices of default or acceleration), reports and other deliveries received by or on behalf of any Loan Party from or sent by or on behalf of any Loan Party to, any holder,

D-4 140690.01137/129252919v.2 receipt, as applicable, thereof agent or trustee with respect to any or all of the Convertible Notes Debt (in such holder’s, agent’s or trustee’s capacity as such)

E-1 140690.01137/129252919v.2 Schedule E Financial Covenants (a) Minimum Liquidity. The Loan Parties shall not permit the consolidated Liquidity of the Loan Parties to be less than $10,000,000 at any time.

Ex. A-1 140690.01137/129252919v.2 Exhibit A FORM OF NOTICE OF BORROWING [letterhead of Borrowing Agent] Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steve Sanicola Dear Mr. Sanicola: Please refer to the Loan and Security Agreement dated as of August 5, 2022 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) among the undersigned, as a Borrower and Borrowing Agent, each of the other Borrowers (as defined therein) the Loan Parties (as defined therein) party thereto, and Siena Lending Group LLC, as Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 10 of the Loan Agreement and constitutes a representation by Borrowing Agent, on behalf of Borrowers, that the conditions specified in Section 1.6 of the Loan Agreement have been satisfied. Without limiting the foregoing, (a) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all respects as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date), both before and after giving effect to the Loans requested hereby, and (b) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby (if not true, in the “Comments Regarding Exceptions” section below, specify the Default of Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such Default of Event of Default). Borrowing Agent, on behalf of Borrowers, hereby requests a borrowing under the Loan Agreement as follows: The aggregate amount of the proposed borrowing is $[______________]. The requested borrowing date for the proposed borrowing (which is a Business Day) is [______________], [____]. The interest rate for the proposed borrowing shall be based on [Term SOFR | Base Rate]. Borrowing Agent has caused this Notice of Borrowing to be executed and delivered by its Authorized Officer thereunto duly authorized on [_____________]. Comments Regarding Exceptions: ______________________________. INSEEGO WIRELESS, INC. By: _________________________________________ Title: ________________________________________

Ex. B-1 140690.01137/129252919v.2 Exhibit B CLOSING CHECKLIST [attached]

SIENA
LENDING GROUP

CLOSING CHECKLIST
(subject to due diligence)

Borrowers:	Inseego Wireless, Inc. ("Inseego Wireless") Inseego North America LLC ("Inseego North America")
Parent:	Inseego Corp. ("Parent")
Lender:	Siena Lending Group LLC ("Siena")
Credit Facilities:	$50,000,000 Revolving Line of Credit
Closing Date:	August 5, 2022

	Documents			Responsible Party	Status
1.	Loan and Security Agreement ("LSA")			BR	Form agreed
2.	Schedules to LSA			Attached to LSA	
	a.	Schedule A	Description of Certain Terms	Attached to LSA	Form agreed
	b.	Schedule B	Definitions	Attached to LSA	Form agreed
	c.	Schedule C	[reserved]	Attached to LSA	
	d.	Schedule D	Reporting	Attached to LSA	Form agreed
	e.	Schedule E	Financial Covenants	Attached to LSA	Form agreed
	Exhibits				
	a.	Exhibit A	Form of Notice of Borrowing	BR	Form agreed
	b.	Exhibit B	Closing Checklist	BR	Form agreed
	c.	Exhibit C	Client User Form	Borrowers/Cullen	Form agreed
	d.	Exhibit D	Authorized Accounts Form	Borrowers/Cullen	Form agreed
	e.	Exhibit E	Form of Account Debtor Notice	Borrowers/Cullen	Form agreed
	f.	Exhibit F	Form of Compliance Certificate	BR	Form agreed
	g.	Exhibit G	Form of Monthly Financial Model	Siena	Rec'd
3.	Information Certificate				
	a.	Parent		Borrowers/Cullen	Rec'd
	b.	Inseego Wireless		Borrowers/Cullen	Rec'd
	c.	Inseego North America		Borrowers/Cullen	Rec'd
	ANCILLARY DOCUMENTS				
4.	Fee Letter			BR	Form agreed
5.	Collateral Pledge Agreement Pledgor: Parent; Inseego Wireless; R.E.R; Inseego North America Issuers: Inseego Wireless; Inseego North America; Enfora; Novatel; R.E.R; Feeney			BR	Form agreed
	a.	Pledge Instructions		BR	
		i. Inseego Wireless, Inc.		BR	Form agreed
		ii. Ctrack Holdings		BR	Form agreed
		iii. Novatel Wireless Australia Pty Ltd.		BR	Form agreed
		iv. Inseego (UK) Ltd.		BR	Form agreed
		v. Novatel Wireless Technologies Ltd.		BR	Form agreed
		vi. Novatel Wireless Asia Limited		BR	Form agreed
		vii. Inseego North America, LLC		BR	Form agreed

140690.01137/129077089v.5

	Documents	Responsible Party	Status
	viii. Inseego Japan K.K.	BR	Form agreed
	ix. Novatel Wireless (Italy) S.r.J.	BR	Form agreed
	b. Delivery of Stock/Membership Certificates & Stock/Transfer Powers		
	i. Stock Certificate – Inseego Wireless, Inc.	Borrowers/Cullen	Rec'd
	i.a. Irrevocable Stock Power – Inseego Wireless, Inc.	Borrowers/Cullen	Form agreed
	ii. Stock Certificate - Inseego (UK) Ltd.	Borrowers/Cullen	Rec'd
	ii.a. Irrevocable Stock Power - Inseego (UK) Ltd.	Borrowers/Cullen	Form agreed
	iii. (Intentionally Omitted)	Borrowers/Cullen	N/A – not certificated
	iv. Stock Certificate - Novatel Wireless Australia Pty Ltd.	Borrowers/Cullen	Rec'd
	iv.a. Irrevocable Stock Power - Novatel Wireless Australia Pty Ltd.	Borrowers/Cullen	Form agreed
	v. Stock Certificate - Ctrack Holdings (Pty) Ltd.	Borrowers/Cullen	Rec'd
	v.a. Irrevocable Stock Power - Ctrack Holdings (Pty) Ltd.	Borrowers/Cullen	Form agreed
	vi. Stock Certificate - Novatel Wireless Technologies Ltd.	Borrowers/Cullen	Rec'd
	vi.a. Irrevocable Stock Power - Novatel Wireless Technologies Ltd.	Borrowers/Cullen	Form agreed
	c. Pledge Acknowledgments		
	i. Inseego Wireless, Inc.	BR	Form agreed
	ii. Ctrack Holdings (Pty) Ltd.	BR	Form agreed
	iii. Novatel Wireless Australia Pty Ltd.	BR	Form agreed
	iv. Inseego (UK) Ltd.	BR	Form agreed
	v. Novatel Wireless Technologies Ltd.	BR	Form agreed
	vi. Novatel Wireless Asia Limited	BR	Form agreed
	vii. Inseego North America, LLC	BR	Form agreed
	viii. Inseego Japan K.K.	BR	Form agreed
	ix. Novatel Wireless (Italy) S.r.J.	BR	Form agreed
6.	Intellectual Property Security Agreement	BR	Form agreed
7.	Officer's Closing Certificate	BR	Form agreed
8.	Disbursement Letter	BR/Siena	Form agreed
	a. Borrowers to provide name and phone number of two individuals at each Closing Date wire recipient for the purpose of Siena pre-confirming wire instructions provided to Siena for funding	Borrowers	Complete
	THIRD PARTY AGREEMENTS		
9.	Deposit Account Control Agreements	Borrowers	See Schedule A attached
	a. Blocked		Form agreed
	b. Springing		Form agreed
	LIEN SEARCHES, UNIFORM COMMERCIAL CODE FINANCING STATEMENTS AND OTHER FILINGS		
10.	UCC, Federal and State Tax, Litigation and Judgment Searches	BR	Rec'd
11.	UCC-1 Financing Statement(s)		
	a. Loan Parties	BR	Form agreed
	b. Fixture Filings – 6370 Nancy Ridge Drive, Suite 101, San Diego, CA	BR	Form agreed
	i. Real Property Description	Borrowers	Rec'd
12.	Intellectual Property Searches	BR	Rec'd
13.	Filing of IP Security Agreement(s)	BR	In process
14.	Evidence of TD Synnex Payoff/UCC Termination	Cullen	Rec'd
15.	Evidence of Merger/Dissolution		
	a. Enfora, Inc.	Cullen	Rec'd
	b. Novatel Wireless Solutions, Inc.	Cullen	Rec'd
	c. R.E.R. Enterprises, Inc.	Cullen	Rec'd
	d. Feeney Wireless IC-Disc, Inc.	Cullen	Rec'd
	DELIVERABLES AND CLOSING CONDITIONS		

2

140690.01137/129077089v.5

	Documents	Responsible Party	Status
16.	Insurance Certificates (See Schedule B hereto for requirements and Siena's information as it should appear on endorsements and certificates)		
	a. Property Insurance Certificate and Endorsement	Borrowers/Cullen	Rec'd; Loss Payee Endorsement to be provided post-closing
	b. Liability Insurance Certificate and Endorsement	Borrowers/Cullen	Rec'd
17.	Copies of all material license, selling, purchase, vendor and/or royalty agreements and material permits	Borrowers/Cullen	
	a. T-Mobile	Borrowers/Cullen	Rec'd
	b. Verizon	Borrowers/Cullen	Rec'd
	c. Hon Hai (Foxcomm)	Borrowers/Cullen	Rec'd
	d. Inventec		Rec'd
18.	Convertible Notes Documents	Borrowers/Cullen	Publicly available
19.	Legal Opinions		
	a. Cullen	Cullen	Form agreed
	b. Davis Wright Tremaine LLP (OR)	Davis Wright Tremaine LLP	Form agreed
20.	Secretary's Certificate for Parent	Borrowers/Cullen	Form agreed
	a. Certificate of Incorporation (certified)	Borrowers/Cullen	Rec'd
	b. Bylaws	Borrowers/Cullen	Rec'd
	c. Authorizing Resolutions	Borrowers/Cullen	Form agreed
	d. Incumbency Certificate	Borrowers/Cullen	Form agreed
	e. Good Standing Certificates (DE, CA)	Borrowers/Cullen	Rec'd
21.	Secretary's Certificate for Inseego Wireless	Borrowers/Cullen	Form agreed
	a. Certificate of Incorporation (certified)	Borrowers/Cullen	Rec'd
	b. Bylaws	Borrowers/Cullen	Rec'd
	c. Authorizing Resolutions	Borrowers/Cullen	Form agreed
	d. Incumbency Certificate	Borrowers/Cullen	Form agreed
	e. Good Standing Certificates (DE, CA)	Borrowers/Cullen	Rec'd
22.	Certificate of Manager for Inseego North America	Borrowers/Cullen	Form agreed
	a. Certificate of Formation (certified)	Borrowers/Cullen	Rec'd
	b. Operating Agreement	Borrowers/Cullen	Rec'd
	c. Authorizing Resolutions – Sole Member and Managers	Borrowers/Cullen	Form agreed
	d. Incumbency Certificate	Borrowers/Cullen	Form agreed
	e. Good Standing Certificates (OR, CA, FL, GA, HI, IN, NJ, NV, TN, UT, WA, WI)	Borrowers/Cullen	Rec'd
23.	Executed Client User Form[1] ***Must be Rec'd no less than 2 Business Days prior to Funding**	Borrowers/Cullen	Rec'd on 7/25
24.	Executed Authorized Accounts Form[2] ***Must be Rec'd no less than 2 Business Days prior to Funding**	Borrowers/Cullen	Rec'd on 7/25
25.	Executed Account Debtor Notices on Company Letterhead	Borrowers/Cullen	Rec'd
	POST-CLOSING DELIVERABLES AND COVENANTS		
26.	Deliver signatures for Pledge Acknowledgments	Borrowers	To be provided within 10 Business Days of the Closing Date
27.	Deliver Original Stock Certificate and Stock Power for Novatel Wireless Asia Limited	Borrowers	To be provided within 10 Business Days of the Closing Date

[1] Note: This document authorizes certain officers to have access to Passport 6.0.

[2] Note: This document sets forth the bank account into which Siena will disburse loan proceeds.

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140690.01137/129077089v.5

4 140690.01137/129077089v.5 Documents Responsible Party Status 28. Deliver Loss Payee Endorsement Borrowers To be provided within 20 Business Days of the Closing Date 29. Use commercially reasonable efforts to deliver Landlord Waivers for the following locations: a. 9710 Scranton Road, Suite 200, San Diego, CA Borrowers To be provided within 30 Business Days of the Closing Date b. 9740 Scranton Road, San Diego, CA Borrowers To be provided within 30 Business Days of the Closing Date c. 6370 Nancy Ridge Drive, Suite 101, San Diego, CA Borrowers To be provided within 30 Business Days of the Closing Date 30. Use commercially reasonable efforts to deliver Bailee / Warehouseman Waivers for the following Bailee / Warehousemen: a. JAS Forwarding - 930 Freeport Pkwy #330, Coppell TX 75019 Borrowers To be provided within 30 Business Days of the Closing Date b. Converge IOT Borrowers To be provided within 30 Business Days of the Closing Date 37. Use commercially reasonable efforts to deliver the Freight Forwarder Agreements for the following Freight Forwarders: a. JAS Forwarding - 930 Freeport Pkwy #330, Coppell TX 75019 Borrowers To be provided within 30 Business Days of the Closing Date 38. Deliver evidence of filing of Personal Property Tax with the Secretary of State of the State of Texas, or applicable entity, and evidence of payments of liabilities owed thereunder Borrowers To be provided within 60 Business Days of the Closing Date

Schedule A

GL# / Account Name	Account #	Purpose	Blocked/Springing
1001 - IWI - Wells Fargo - Operating	x8119	Operating	Springing
1002 - IWI - Wells Fargo - Controlled Disbursement	x1745	Controlled disbursement only for checks	Excluded
1003 - IWI - Wells Fargo - Deposit Account	x8135	Lockbox (receipts)	Blocked
1004 - Inseego - Wells Fargo Operating	x5773	Operating	Springing
1005 - Inseego - Wells Fargo - Deposit Account	x4135	Legacy and inactive	N/A – Account has been closed.
1006 - Inseego - Wells Fargo Flexible Spending	x4161	Legacy FSA funding account	N/A – Account has been closed.
1007 - INA - Wells Fargo - Operating	x2630	Operating	Springing
1008 - INA - Wells Fargo - Depository	x2606	Lockbox (receipts)	Blocked
1012 - Novatel Shanghai - CCB (CNY)	x3889	Operating	N/A
1013 - Novatel Shanghai - Wells Fargo - MCA (CNY)	N/A	Closed accounts - balance will be written off in June 2022	N/A
1015 - Novatel Australia - Wells Fargo - MCA (AUD)	N/A	Closed accounts - balance will be written off in June 2022	N/A
1080 - Inseego - City National Bank	N/A	Legacy account - inactive - transferred to GL 1080	N/A – Account has been closed.
1086 - Inseego Japan - Mizuho Bank	N/A	Local operating account	N/A

5

140690.01137/129077089v.5

140690.01137/129077089v.5 Schedule B Property and Liability Insurance Requirements 1. Named Insured: Each insurance certificate should list each of the borrowers and guarantors individually as a named insured. 2. Certificate Holder: Siena should be listed as “Siena Lending Group LLC and its respective successors and assigns”. 3. The Certificate Holder/Additional Insured field should look as follows: Siena Lending Group LLC and its respective successors and assigns 9 W Broad Street, 6th Floor3 Stamford, CT 06902 Attn: Steven Sanicola 4. Third Party Status: a. Property Certificate: Siena should be added as Lender’s loss payee with respect to the property policies. b. Liability Certificate: Siena should be added as additional insured with respect to the general liability policies. 5. Policy Details: a. Insurance Companies Listed: All insurance companies should be shown. b. Effective Date/Expiration Dates: All policies must be in effect on or before the closing date. c. Policy Numbers: Each policy’s policy number must be listed. d. Coverage Limits: Coverage limits to be specified. e. Business Personal Property Box: This box should be checked on the Property Certificate. 6. Notice of Cancellation: The certificates, endorsements (or both) must indicate that Siena will get 30 (or 10, for nonpayment of premium) days prior written notice of cancellation for any reason. 7. Property Locations: All leased and owned real estate locations of the covered loan parties by insurance should be listed on both the Liability Certificate and Property Certificate. If there is not enough space in the “Location/Description” box, then the addresses should be listed on a separate addendum page attached as page 2 of the certificate. 8. Endorsements: Provide copies of all endorsements that will be recorded with the policy. 3 For clarification, the address is “9 W” not “9 West”.

Ex. C-1 140690.01137/129252919v.2 Exhibit C CLIENT USER FORM Siena Lending Group LLC Passport 6.0 – Client User Form Borrowing Agent: Inseego Wireless, Inc. Borrower Number: ________ Loan and Security Agreement Date: August 5, 2022 We, being two Authorized Officers of the above Borrower (the “Borrowing Agent”), refer to the above Loan and Security Agreement (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) between the Borrowing Agent, each of the other Borrowers (as defined therein) and Siena Lending Group LLC. This is the Client User Form, used to determined client access to Passport 6.0. Being duly authorized by the Borrowing Agent, we each confirm that the following people have been authorized by the Borrowing Agent to have access (Full Access or Read Only, as indicated below) to Passport 6.0: First Name Last Name Full Access or Read Only Access2 Email Address Phone Number INSEEGO WIRELESS, INC. By: _____________________________ By: _____________________________ Name: Robert G. Barbieri Name: Title: President and Treasurer Title: Date: Date: 2 Note: “Full Access” means the designated user will have the following rights: (i) upload documents into Passport 6.0; (ii) access to Borrowers’ portal within Passport 6.0 module; and (iii) authority to request advances. “Read Only Access” means the designated user will be limited to (i) and (ii).

Ex. D-1 140690.01137/129252919v.2 Exhibit D AUTHORIZED ACCOUNTS FORM Siena Lending Group LLC Authorized Accounts Form Borrowing Agent: Inseego Wireless, Inc. Borrower Number: ________ Loan and Security Agreement Date: August 5, 2022 I, being an Authorized Officer of the above Borrower (the “Borrowing Agent”), refer to the above Loan and Security Agreement (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) between the Borrowing Agent, each of the other Borrowers (as defined therein) and Siena Lending Group LLC (“Lender”). This is the Authorized Accounts Form, referring to authorized operating bank accounts of the Borrowers. Terms defined in the Loan Agreement have the same meaning when used in this Authorized Accounts Form. Being duly authorized by the Borrowing Agent, I confirm that the following operating bank accounts of the Borrowing Agent are the accounts into which the proceeds of any Loan may be paid: Bank Routing Number Account number Account name INSEEGO WIRELESS, INC. By: _____________________________ Name: Robert G. Barbieri Title: President and Treasurer Date:

Ex. E-1 140690.01137/129252919v.2 Exhibit E-1 FORM OF ACCOUNT DEBTOR NOTIFICATION INSEEGO WIRELESS, INC. VIA OVERNIGHT COURIER ___________________________ ___________________________ ___________________________ Re: Loan Transaction with Siena Lending Group LLC Ladies and Gentlemen: Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”)), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising. You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions: If remitting payment via wire transfer, please wire transfer the monies to the following account: Transit Number (RTN/ABA): __________________________ Bank Name: __________________________ Account Name: __________________________ Beneficiary Account Number: __________________________ Reference: __________________________ If payment by check: Made payable to: INSEEGO WIRELESS, INC. Mailed to: ___________________________ ___________________________ ___________________________ Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

Ex. E-1 140690.01137/129252919v.2 This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations). [SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-1 140690.01137/129252919v.2 Very truly yours, INSEEGO WIRELESS, INC. By: __________________________________________ Name: Robert G. Barbieri Title: President and Treasurer cc: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, CT 06902 Attention: Steven Sanicola

Ex. E-2 140690.01137/129252919v.2 Exhibit E-2 FORM OF ACCOUNT DEBTOR NOTIFICATION INSEEGO NORTH AMERICA LLC ______________ ______________ VIA OVERNIGHT COURIER ___________________________ ___________________________ ___________________________ Re: Loan Transaction with Siena Lending Group LLC Ladies and Gentlemen: Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”)), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising. You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions: If remitting payment via wire transfer, please wire transfer the monies to the following account: Transit Number (RTN/ABA): __________________________ Bank Name: __________________________ Account Name: __________________________ Beneficiary Account Number: __________________________ Reference: __________________________ If payment by check: Made payable to: INSEEGO NORTH AMERICA LLC Mailed to: ___________________________ ___________________________ ___________________________

Ex. E-2 140690.01137/129252919v.2 Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC. This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations). [SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-2 140690.01137/129252919v.2 Very truly yours, INSEEGO NORTH AMERICA LLC By: __________________________________________ Name: Robert G. Barbieri Title: Manager cc: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, CT 06902 Attention: Steven Sanicola

Ex. F-1 140690.01137/129252919v.2 Exhibit F FORM OF COMPLIANCE CERTIFICATE [letterhead of Borrowing Agent] To: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steven Sanicola Re: Compliance Certificate dated _______________ Ladies and Gentlemen: Reference is made to that certain Loan and Security Agreement dated as of August 5, 2022 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) by and among Siena Lending Group LLC (together with its successors and assigns, “Lender”), Inseego Wireless, Inc., a Delaware corporation (“Inseego Wireless”) and Inseego North America LLC, an Oregon limited liability company (“Inseego North America” and together with Inseego Wireless and any other Person who from time to time becomes a Borrower thereunder, collectively, the “Borrowers” and each individually, a “Borrower”) and each of the Loan Parties (as defined therein) party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein. Pursuant to Section 5.15 of the Loan Agreement, the undersigned Authorized Officer of Borrowing Agent, on behalf of the Borrowers, hereby certifies (solely in his capacity as an officer of Borrowing Agent and not in his individual capacity) that: 1. The financial statements of Borrowers for the ___ -month period ending _____________ attached hereto have been prepared in accordance with GAAP, and fairly present the financial condition of Borrowers for the periods and as of the dates specified therein. 2. As of the date hereof, there does not exist any Default or Event of Default. 3. Borrowers are in compliance with the applicable financial covenants contained in Section 5.26 of the Loan Agreement for the periods covered by this Compliance Certificate. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence Borrowers’ compliance with such financial covenants, which computations were made in accordance with GAAP. 4. [Pursuant to Section 5.29 of the Loan Agreement, I have attached an updated Information Certificate for [each of] [Indeego Corp.][Inseego Wireless, Inc.][Inseego North America, LLC]]. IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned Authorized Officer this ____ day of _______________, ______. INSEEGO WIRELESS, INC. By: ________________________________ Name: Title: